As filed with the Securities and Exchange Commission on December 1, 2025

Securities Act Registration No. 333-196273
Investment Company Act Registration No. 811-22930

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __        ☐
Post-Effective Amendment No. 225    ☒

and/or

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 226             ☒
(Check appropriate box or boxes)

USCF ETF Trust
(Exact Name of Registrant as Specified in Charter)

1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596
(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

(510) 522-9600
(Registrant’s Telephone Number, including Area Code)

Daphne G. Frydman
Chief Legal Officer
USCF Advisers LLC
1850 Mt. Diablo Blvd., Suite 640
Walnut Creek, CA 94596
(Name and Address of Agent for Service)

Copy to:

Cynthia R. Beyea
Dechert LLP
1900 K Street, NW
Washington, DC 20006
Phone: (202) 261-3300

Facsimile: (202) 261-3333

Approximate Date of Proposed Public Offering: As soon as practicable after this filing becomes effective.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)

☒	On December 2, 2025 pursuant to paragraph (b).

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Prospectus

USCF Oil Plus Bitcoin Strategy Fund

NYSE Arca: WTIB

December 2, 2025

USCF ETF TRUST

* Principal U.S. Listing Exchange: NYSE Arca, Inc. (“NYSE Arca”)

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR THE COMMODITY FUTURES TRADING COMMISSION (“CFTC”) HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT PRODUCTS • ARE NOT FDIC INSURED • MAY LOSE VALUE • ARE NOT BANK GUARANTEED

FUND SUMMARY — USCF OIL PLUS BITCOIN STRATEGY FUND

Investment Objective

The USCF Oil Plus Bitcoin Strategy Fund (the “Fund”) seeks total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below. The fees and expenses are expressed as a percentage of the Fund’s average daily net assets.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.89%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.89%

(1)	The Fund pays USCF Advisers LLC (the “Adviser”) an annual unitary management fee based upon the Fund’s average daily net assets at the rate set forth above. The Adviser is responsible for all direct expenses of the Fund, including the costs of investing in the Subsidiary (as defined below) except expenses for taxes and governmental fees; acquired fund fees and expenses; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel.
(2)	Other Expenses are based on estimated amounts for the current fiscal year.

Example

The following example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds.

It illustrates the hypothetical expenses that investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then sell all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% per year and that operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$91	$284

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or financial instruments (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Importantly, this rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. The Fund is newly organized and, as a result, no portfolio turnover information is available as of the date of this Prospectus.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that intends to provide broad exposure to the performance of the crude oil markets (the “Oil Strategy”) and the performance of bitcoin (the “Bitcoin Strategy”) through investments in futures contracts, as well as pooled investment vehicles, such as exchange-traded products (“ETPs”). The Fund seeks to achieve its investment objective by investing in (i) crude oil futures contracts, including micro futures, which are futures contracts that are one-tenth the size of standard futures contracts, (“Oil Futures”), (ii) bitcoin futures, including micro futures, which are futures contracts that are one-fiftieth the size of standard futures contracts, (“Bitcoin Futures”) and (iii) bitcoin related securities, such as ETPs that primarily hold bitcoin (each, a “Bitcoin ETP” and collectively, “Bitcoin ETPs”) (“Bitcoin Securities,” and together with Bitcoin Futures, “Bitcoin Investments”). The Fund does not seek to track any specific benchmark or index.

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The Fund uses leverage to provide equal exposure to the total return of holdings in the Fund’s Oil Strategy and the total return of holdings in the Fund’s Bitcoin Strategy. Essentially, for every one dollar invested, the Fund is designed to provide approximately one dollar of exposure to the Fund’s Oil Strategy and approximately one dollar of exposure to the Fund’s Bitcoin Strategy. Under normal circumstances, the Fund’s notional exposure to the Oil Strategy will represent approximately 100% of the Fund’s net assets, and the Fund’s notional exposure to Bitcoin Strategy will represent approximately 100% of the Fund’s net assets. The Adviser reallocates the Fund’s portfolio holdings daily to seek to maintain a balanced notional exposure of approximately 100% to the Oil Strategy and 100% to the Bitcoin Strategy. For more information, see the section in the Fund’s Prospectus titled “Principal Investment Strategies of the Fund.”

Oil Strategy

The Fund will invest in futures contracts, including micro futures, based upon oil, including, but not limited to, crude oil (West Texas Intermediate (“WTI”)), crude oil (Brent), other types of crude oil and other petroleum-based fuels, traded on any U.S. and foreign exchanges, including, but not limited to, the Chicago Mercantile Exchange, New York Mercantile Exchange, ICE Futures Europe and ICE Futures U.S., as part of its investment strategy.

A commodity futures contract is a financial instrument in which a party agrees to pay a fixed price for a fixed quantity of a commodity at a specified future date. The total cost of the commodity (e.g., WTI crude oil) underlying a futures contract at its current price (or spot price) is often referred to as “notional amount.” Futures contracts are traded at market prices on exchanges pursuant to terms common to all market participants. Futures contracts expire each month. Investors can close futures contracts prior to expiration, “roll” to a later contract, or allow the contract to expire and take settlement of the underlying commodity or financial instrument specified by the contract. If an investor seeks to maintain a position in a near month futures contract and not take delivery of physical barrels of crude oil, the investor must sell the current near month futures contract as it approaches expiration and invest in the next month futures contract. In order to continue holding a position in the current near month futures contract, this “roll” forward of the futures contract must be executed every month.

Bitcoin Strategy

Bitcoin Futures and Bitcoin Related Securities

In addition to Oil Futures, the Fund will invest, through its wholly-owned subsidiary, in Bitcoin Futures, including micro futures, and bitcoin related securities, such as Bitcoin ETPs. The Fund will invest only in cash-settled Bitcoin Futures traded on any U.S. and non-U.S. exchanges and shares of Bitcoin ETPs listed on a U.S. national securities exchange.

Information about the Bitcoin Industry

Bitcoin is a digital asset that can be transferred among participants on the bitcoin network on a peer-to-peer basis via the Internet. Unlike other means of electronic payments, bitcoin can be transferred without the use of a central administrator or clearing agency. Because a central party is not necessary to administer bitcoin transactions or maintain the bitcoin ledger, the term decentralized is often used in descriptions of bitcoin.

The supply of bitcoin is not determined by a central government, but rather by an open-source software program that limits both the total amount of bitcoin that will be produced and the rate at which it is released into the network. The responsibility for maintaining the official ledger of who owns what bitcoin and for validating new bitcoin transactions is not entrusted to any single central entity. Instead, it is distributed among the network’s participants.

Because peer-to-peer transfers of bitcoin are recorded on the “Bitcoin Blockchain,” which is a digital public recordkeeping system or ledger, buying, holding and selling bitcoin is very different than buying, holding and selling more conventional instruments like cash, stocks or bonds. Miners authenticate and bundle bitcoin transactions sequentially into files called “blocks,” which requires performing computational work to solve a cryptographic puzzle set by the bitcoin network’s software protocol. Because each solved block contains a reference to the previous block, they form a chronological “chain” back to the first bitcoin transaction. Copies of the Bitcoin Blockchain are stored in a decentralized manner on the computers of each individual bitcoin network full node, i.e., any user who chooses to maintain on their computer a full copy of the Bitcoin Blockchain as well as related software. Each bitcoin is associated with a set of unique cryptographic “keys,” in the form of a string of numbers and letters, which allow whoever is in possession of the private key to assign that bitcoin in a transfer that the bitcoin network will recognize.

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Bitcoin must either be acquired through the process of “mining,” obtained in a peer-to-peer transaction, or purchased through an online bitcoin trading platform or other intermediary, such as a broker in the institutional over-the-counter (“OTC”) market. Peer-to-peer transactions may be difficult to arrange, and involve complex and potentially risky procedures around safekeeping, transferring and holding the bitcoin.

Alternatively, purchasing bitcoin on a bitcoin trading platform requires choosing a trading platform, opening an account, and transferring funds to the trading platform in order to purchase the bitcoin. Transactions on exchanges are not ordinarily recorded on the Bitcoin Blockchain. There are currently a large number of bitcoin trading platforms from which to choose, the quality and reliability of which varies significantly. The value of bitcoin within the market is determined, in part, by the supply of and demand for bitcoin in the global bitcoin market, market expectations for the adoption of bitcoin as a store of value, the number of merchants that accept bitcoin as a form of payment, and the volume of peer-to-peer transactions, among other factors.

Outside of exchanges, bitcoin can be traded OTC in transactions that are not publicly reported. The OTC market is largely institutional in nature, and OTC market participants generally consist of institutional entities, such as firms that offer two-sided liquidity for bitcoin, investment managers, proprietary trading firms, high-net-worth individuals that trade bitcoin on a proprietary basis, entities with sizeable bitcoin holdings, and family offices. The OTC market provides a relatively flexible market in terms of quotes, price, quantity, and other factors, although it tends to involve large blocks of bitcoin. The OTC market has no formal structure and no open-outcry meeting place. Parties engaging in OTC transactions will agree upon a price and then one of the two parties will then initiate the transaction.

Although bitcoin was the first digital asset, in the ensuing years, the number of digital assets, market participants and companies in the space has increased dramatically. In addition to bitcoin, other well-known digital assets include Ethereum, Bitcoin Cash, and Litecoin. The category and protocols are still being defined and evolving.

Subsidiary

The Fund intends to invest in Oil Futures and Bitcoin Futures, as well as certain Bitcoin, primarily through a wholly-owned subsidiary of the Fund incorporated in the Cayman Islands, USCF Cayman Commodity 10 (the “Subsidiary”). By investing in the Subsidiary, the Fund expects to be able to obtain greater exposure to Oil Futures and Bitcoin Investments while maintaining compliance with U.S. federal income tax requirements applicable to investment companies. The Fund will not invest more than 25% of its total assets in the Subsidiary, as determined at the end of each fiscal quarter.

The Subsidiary is advised by USCF Advisers LLC (the “Adviser”) and has the same investment objective as the Fund. The assets of the Subsidiary are subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in Oil Futures and Bitcoin Investments. The Subsidiary’s investments are considered to be part of the Fund’s portfolio. Neither the Fund nor the Subsidiary invests directly in oil or bitcoin. Investors seeking direct exposure to the price of oil or bitcoin should consider an investment other than the Fund.

Collateral

The portion of the Fund’s assets that are not invested in Oil Futures or Bitcoin Investments will be primarily invested, directly or indirectly through the Subsidiary, in cash, cash equivalents, U.S. government securities or obligations, money market funds, or a combination thereof. The primary purpose of such investments will be to meet coverage and collateral requirements associated with the Fund’s investments in derivative instruments (i.e., futures contracts).

Other Fund Attributes

The Adviser reallocates the Fund’s portfolio holdings daily to seek to maintain a balanced notional exposure of approximately 100% to the Oil Strategy and 100% to the Bitcoin Strategy.

The Fund is “non-diversified,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

The CFTC has adopted certain requirements that subject a registered investment company and its investment adviser to regulation by the CFTC if the registered investment company invests more than a prescribed level of its net asset value (“NAV”) in CFTC-regulated futures, options, or swaps, or if the registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund’s expected use of such CFTC-regulated instruments above the prescribed levels, the Fund is considered a “commodity pool” under the Commodity Exchange Act (“CEA”).

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Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The principal risks of investing in the Fund are summarized below.

Risks Associated with Crude Oil. The demand for crude oil correlates closely with general economic growth rates. The occurrence of recessions or other periods of low or negative economic growth will typically have a direct adverse impact on crude oil demand and, therefore, may have an adverse impact on crude oil prices. Other factors that affect general economic conditions in the world or in a major region, such as changes in population growth rates, periods of civil unrest, military conflicts, war (such as the Russia-Ukraine war), pandemics (e.g., the COVID-19 pandemic), government austerity programs, trade wars between nations, or currency exchange rate fluctuations, can also impact the demand for crude oil. Sovereign debt downgrades, defaults, inability to access debt markets due to credit or legal constraints, liquidity crises, the breakup or restructuring of fiscal, monetary, or political systems such as the European Union, and other events or conditions that impair the functioning of financial markets and institutions also may adversely impact the demand for crude oil. The supply of and demand for crude oil may also be impacted by changes in interest rates, inflation, and other local or regional market conditions, as well as by the development of alternative energy sources.

Risks Associated with Crude Oil Demand-Related Factors. Factors that may affect the demand for crude oil and therefore its price, include technological improvements in energy efficiency; seasonal weather patterns, which affect the demand for crude oil associated with heating and cooling; increased competitiveness of alternative energy sources that have so far generally not been competitive with oil without the benefit of government subsidies or mandates; and changes in technology or consumer preferences that alter fuel choices, such as toward alternative fueled vehicles or electric transportation and broad-based changes in personal income levels.

Risks Associated with Crude Oil Supply-Related Factors. Crude oil prices vary depending on a number of factors affecting supply, including geopolitical risk associated with wars (such as the Russia-Ukraine war), terrorist attacks and tensions between countries, including sanctions imposed as a result of the foregoing, or trade wars, any of which can adversely affect crude oil trade flows by limiting or disrupting trade between countries or regions. World oil supply levels can also be affected by other factors that reduce available supplies, such as natural disasters, disruptions in competitors’ operations, or unexpected unavailability of distribution channels. Technological change can also alter the relative costs for companies in the crude oil industry to find, produce, and transport crude oil, which in turn may affect the supply of and demand for crude oil. For example, increased supply from the development of new oil supply sources and technologies to enhance recovery from existing sources tends to reduce crude oil prices to the extent such supply increases are not offset by commensurate growth in demand. Similarly, increases in industry refining or petrochemical manufacturing capacity may impact the supply of crude oil.

Risks Associated with Bitcoin. The Fund’s indirect investment in bitcoin, through futures contracts and Bitcoin ETPs, exposes it to the unique and substantial risks of this emerging innovation. Bitcoin Futures and Bitcoin ETPs are relatively new and commenced trading in 2017 and in January 2024, respectively. As a result, the markets for Bitcoin Futures and Bitcoin ETPs may be less developed, and at times, potentially less liquid and more volatile, than more established commodity futures and ETP markets. While the Bitcoin Futures and Bitcoin ETP markets have grown substantially and are characterized by significant trading volume, there can be no assurance that this growth will continue or that the trading volume will be maintained. The value of bitcoin is determined primarily by its supply and demand in the global market, which is supported almost exclusively by transactions on digital asset trading platforms. The price of bitcoin may drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. Any such event would be expected to have a similar effect on the prices of Bitcoin Futures and Bitcoin ETPs and thus, could have a significant adverse effect on the Fund. Not being a legal tender and operating outside central authority systems like banks, bitcoin faces potential government restrictions. For instance, some countries may limit or ban bitcoin transactions, negatively impacting its market value. The constantly evolving regulatory and legal landscape presents continuous compliance and valuation difficulties. Risks related to market concentration and network issues in the digital asset sector further add complexity. Extreme volatility in the future, including further declines in the trading prices of bitcoin, could have a material adverse effect on the value of the Fund’s shares and the Fund’s shares could lose all or substantially all of their value.

Moreover, because digital assets, including bitcoin, have been in existence for a short period of time and are continuing to develop, there may be additional risks in the future that are impossible to predict as of the date of this Prospectus.

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Bitcoin ETPs Risk. The Fund may invest indirectly in one or more Bitcoin ETPs, which are exchange-traded, pooled investment vehicles that primarily hold bitcoin. Bitcoin ETPs are new products that commenced trading in January 2024 and, therefore, have limited financial and operating histories. The Fund’s investment exposure to Bitcoin ETPs subjects the Fund to many of the same risks as an investment in bitcoin, including those described herein. As a shareholder in a Bitcoin ETP, the Subsidiary (and indirectly, the Fund) will hold shares representing a fractional undivided beneficial interest in the net assets of the Bitcoin ETP and bear its ratable share of the Bitcoin ETP’s expenses. As a result, Fund shareholders will indirectly pay the fees of any Bitcoin ETP to which the Fund has investment exposure, in addition to the Fund’s total annual fund operating expenses. The Fund expects to purchase shares of Bitcoin ETPs in the secondary market at their market prices, which may be highly volatile and may not closely correspond to either the NAV per share of the Bitcoin ETP or the price of bitcoin. Shares of Bitcoin ETPs may trade at premiums (i.e., the market price of the shares is more than the NAV) or discounts (i.e., the market price of the shares is less than the NAV), which may be significant. The risk that share prices differ from the Bitcoin ETP’s NAV and/or the price of bitcoin is likely to increase during times of market volatility or stressed market conditions. Under such conditions, the market for shares of Bitcoin ETPs may become less liquid making it difficult for the Fund to either increase or decrease its investment exposure to Bitcoin ETPs. The shares of Bitcoin ETPs in which the Subsidiary may invest and to which the Fund may have investment exposure are generally not registered under the 1940 Act, and therefore, do not afford the Subsidiary and the Fund the investor protections typical of investments in registered funds.

Risks Associated with Bitcoin Futures Contracts. The Fund invests in Bitcoin Futures contracts. Investing in Bitcoin Futures contracts should be considered highly speculative and may expose the Fund to greater risks than investments in more conservative investment strategies.

Bitcoin Futures contracts are a new type of futures contract that began trading in December 2017. Unlike the established futures markets for traditional physical commodities, the market for Bitcoin Futures contracts is in the developmental stage and has very limited volume, trading and operational history. Bitcoin and other cryptocurrencies are a new and developing asset class subject to both developmental and regulatory uncertainty. Ownership of bitcoin is thought to be very concentrated and the supply and liquidity of bitcoin is limited. The price of bitcoin could drop precipitously for a variety of reasons including but not limited to regulatory changes, a crisis of confidence in the bitcoin network or a change in user preference to competing cryptocurrencies. As such, Bitcoin Futures contracts and the market for Bitcoin Futures contracts may be riskier, less liquid, more volatile and more vulnerable to economic, market, industry, regulatory and other changes than more established futures contracts and futures markets. There is no assurance that a liquid market will emerge or be sustained for Bitcoin Futures contracts. The liquidity of the market for Bitcoin Futures contracts will depend on, among other things, the supply and demand for Bitcoin Futures contracts, the adoption of bitcoin and the commercial and speculative interest in the market for Bitcoin Futures contracts. The price of bitcoin has been subject to periods of sudden and high volatility and, as a result, the price of Bitcoin Futures contracts also may experience periods of sudden and high volatility. Margin requirements for Bitcoin Futures contracts currently are, and may continue to be, materially higher than the typical margin requirements for more established types of futures contracts. Each of these factors could have a negative impact on the performance of the Fund and the market for Fund shares.

Risks Associated with the Bitcoin Network. The bitcoin network, including the cryptographic and algorithmic protocols associated with the operation of the Bitcoin Blockchain, has only been in existence since 2009, and bitcoin markets have a limited performance record, making them part of a new and rapidly evolving industry that is subject to a variety of factors that are difficult to evaluate.

The bitcoin network relies on the Internet. A significant disruption of Internet connectivity (i.e., one that affects large numbers of users or geographic regions) could disrupt the bitcoin network’s functionality and operations until the disruption in the Internet is resolved.

Digital Assets Risk. Digital assets like bitcoin, designed as mediums of exchange, are still an emerging asset class and are not presently widely used as such. They operate independently of any central authority or government backing and are subject to regulatory changes and extreme price volatility. The trading platforms for digital assets are relatively new, largely unregulated or possibly operating out of compliance with regulations, and thus more vulnerable to fraud and failures compared to traditional, regulated exchanges. Shutdowns of these platforms due to fraud, technical glitches, or security issues can significantly affect digital asset prices and market volatility.

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Digital Asset Trading Platforms Risk. The digital asset trading platforms on which bitcoin trades are largely unregulated and, therefore, more vulnerable to acts of fraud and commercial or operational failure than established, regulated exchanges for securities, derivatives, and other currencies. Digital asset trading platforms have in the past, and may in the future, cease operating temporarily or even permanently, resulting in the potential loss of users’ cryptocurrency or other market disruptions. Digital asset trading platforms are more exposed to the risk of market manipulation than exchanges for traditional assets. Digital asset trading platforms that are regulated typically must comply with minimum net capital, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent as regulated securities exchanges or futures exchanges. Furthermore, many digital asset trading platforms lack certain safeguards established by traditional exchanges to enhance the stability of trading on the exchange, such as circuit breakers or similar measures designed to prevent sudden drops in trading value (i.e., “flash crashes”). As a result, the price of bitcoin on exchanges may be subject to larger and more frequent sudden declines than assets traded on traditional exchanges. In addition, digital asset trading platforms are also subject to the risk of cybersecurity threats and have been breached, resulting in the theft and/or loss of bitcoin or other cryptocurrencies. A cyber or other security breach or a business failure of a digital asset trading platform or related custodian may affect the prices of cryptocurrencies generally or bitcoin specifically. A risk also exists with respect to malicious actors or previously unknown vulnerabilities, which may adversely affect the value of bitcoin and the value of Bitcoin Futures and Bitcoin ETPs.

Blockchain Technology Risk. Blockchain technology, which underpins bitcoin and other digital assets, is relatively new, and many of its applications are untested. The adoption of blockchain and the development of competing platforms or technologies could affect its usage. Investments in companies or vehicles that utilize blockchain technology are subject to market volatility and may experience lower trading volumes compared to more established industries. Additionally, regulatory changes, internet disruptions, cybersecurity incidents, and intellectual property disputes could further affect the adoption and functionality of blockchain technology.

Commodities Risk. Exposure to the commodities markets through investments in Oil Futures and Bitcoin Investments may subject the Fund to greater volatility than investments in traditional securities. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, tariffs and other political events, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts, or increased competition from alternative energy sources or commodity prices. Significant changes in the value of commodities may lead to volatility in the Fund’s NAV and market price.

Energy Commodities Risk. The prices of energy commodities are subject to national and global political events such as governmental regulation and intervention, price controls, and restrictions on production levels. Energy commodities have had significant price swings in recent years. Markets for various energy related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Energy markets can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Such fluctuations can be the result of geopolitical events, energy conservation, use of alternative fuel sources, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, price controls, changes in interest rates, declines in domestic or foreign production, accidents or catastrophic events, war, violence, disruptive activity caused by political unrest, attacks or threats of attack by terrorists, among other factors.

Commodity Market Regulatory Risk. The commodity interest markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and futures exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of commodities transactions (i.e., futures, options and swaps) in the U.S. is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) an underlying asset (or a reference rate or index). Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset of a derivative could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. The Fund may not be able to close out a derivative transaction at a favorable time or price, particularly during adverse market conditions or market disruptions, including periods of increased volatility. Derivatives may also be harder to value, less tax efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. These risks are greater for the Fund than most other ETFs because the Fund will implement its investment strategy through investments in Oil Futures and Bitcoin Futures, which are derivative instruments, in addition to Bitcoin ETPs.

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Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date (the expiration date) at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the futures contract and the underlying commodity; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) unfavorable execution prices. The Fund does not intend to take or make physical delivery of any futures contracts. As a result, it must roll the futures contracts prior to expiration. One factor arises from “rolling” futures contracts that will expire at the end of the current month (the “near” or “front” month contract) forward each month prior to expiration. For a strategy that entails holding the near month contract, the price relationship between that futures contract and the next month futures contract will impact returns. For example, if the price of the near month futures contract is higher than the next futures month contract (a situation referred to as “backwardation”), then absent any other change, the price of a next month futures contract tends to rise in value as it becomes the near month futures contract and approaches expiration. Conversely, if the price of a near month futures contract is lower than the next month futures contract (a situation referred to as “contango”), then absent any other change, the price of a next month futures contract tends to decline in value as it becomes the near month futures contract and approaches expiration.

Derivatives Tax Risk. Certain aspects of the tax treatment of derivative instruments, including commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Asset Class Risk. The asset classes in the Fund’s portfolio may underperform in comparison to other securities, assets or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors (including the futures markets). Various types of securities or assets may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

Authorized Participants Risk. Only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with the Fund’s distributor (“Authorized Participants”) may purchase or redeem shares at NAV. The Fund’s distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.

Cash Transaction Risk. Creation and redemption transactions are expected to generally settle through payments consisting of cash, which will cause the Fund to incur certain costs, such as brokerage and other transaction costs, that it would not incur if it made solely in-kind redemptions. In addition, because the Fund may be required to sell financial instruments in order to obtain the cash needed to fulfill a redemption request from an Authorized Participant, an investment in Fund shares may be less tax efficient than investments in shares of conventional ETFs, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

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Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.

Commodities Tax Risk. The Fund intends to qualify annually as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If it qualifies as a RIC and satisfies certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, the Fund must satisfy, among other things, certain source-of-income requirements. The Internal Revenue Service (“IRS”) issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund anticipates that its inclusion of income from the Subsidiary in the Fund’s taxable income will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary is treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Such adverse effects could, among other consequences, limit the Fund’s ability to pursue its investment strategy and adversely affect the returns to Fund shareholders.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV.

Global Currency Exchange Rate Risk. The price of any non-U.S. investment and, therefore, the potential profit and loss on such investment, may be affected by any variance in the foreign exchange rate between the time the order is placed and the time it is liquidated, offset, or exercised. As a result, changes in the value of the local currency relative to the U.S. dollar may cause losses to the Fund even if the investment is profitable. The Fund does not intend to hedge against currency risk.

High Portfolio Turnover Risk. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses and reduce performance. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation may result in losses to Fund shareholders.

Intermediary and Counterparty Risk. Futures contracts, and other forms of derivatives, involve intermediaries or counterparties and therefore subject the Fund to the risk that an intermediary or counterparty could default on its obligations under an agreement, either through the intermediary’s or counterparty’s bankruptcy or general failure to perform its obligations. In the event of default, the Fund may not be able to recover its assets. Moreover, even if the Fund is able to recover some or all of its assets, such recovery could involve lengthy delays. During any such period, the Fund may have difficulty determining the value of its investments associated with the intermediary or counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. This may negatively affect the Fund’s share price and may cause the Fund’s shares to trade at a premium or discount to NAV. For exchange-traded derivatives, including the Fund’s investments in futures contracts, a futures commission merchant (“FCM”) serves as the intermediary to the Fund (the FCM, in turn, serves as an intermediary to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund.

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Investing in Other Investment Companies Risk. An investment in other investment companies (including money market funds) is subject to the risks associated with those investment companies. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by the Fund’s own expenses, including management fees; that is, there will be a layering of certain fees and expenses.

Leverage Risk. Borrowing transactions, derivatives transactions, and other investment transactions may create investment leverage. If the Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet other requirements.

Liquidity Risk. The Fund may not always be able to liquidate its positions at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. Unexpected market illiquidity may cause major losses at any time.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking total return. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Risk. The trading prices of commodities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including war, military conflict, acts of terrorism, political or social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, geopolitical disputes, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments. The Fund’s NAV and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

New Fund Risk. Since the Fund is new, there can be no assurance that the Fund will grow to or maintain an economically viable size. If a new fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Non-U.S. Investment Risk. The Fund may invest in Oil Futures and Bitcoin Investments traded on non-U.S. exchanges or enter into OTC transactions with non-U.S. counterparties. Transactions on non-U.S. exchanges present greater risk to the extent that they are not subject to the same degree of regulation as their U.S. counterparts. Because certain of the Fund’s underlying investments trade in markets that are closed when the market in which the Fund’s shares are listed for trading is open, there may be changes between the investment’s last quote from the closed foreign market and the value of the investment during the Fund’s domestic trading day. This may result in differences between the market price of the Fund’s shares and the underlying value of the Fund’s shares.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

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Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by the futures exchanges and regulations imposed by the CFTC may prevent the Fund from trading certain futures contracts or employing its investment strategies, which could harm the performance of the Fund.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. Further, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio holdings and the Fund’s market price. This reduced liquidity and effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information (“SAI”) and could negatively affect the Fund.

Treasuries Risk. The Fund may invest in U.S. government securities or obligations (“Treasuries”). The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Fund Performance

The Fund is new and therefore does not have a performance history for a full calendar year. Performance information for the Fund will be provided in this section once the Fund has annual returns for a full calendar year. Current performance information is available at www.uscfinvestments.com.

Performance information, when available, will give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance and does not guarantee future results. The Fund may perform better or worse in the future.

Management

USCF Advisers, LLC serves as the investment adviser to the Fund and the Subsidiary.

Portfolio Managers

Seth Lancaster, a Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in December 2025.

Andrew F Ngim, a Management Director and Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in December 2025.

Darius Coby, Director of Operations and a Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in December 2025.

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Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund may only be purchased and sold in the secondary market on a national securities exchange, such as NYSE Arca, through a broker-dealer. The price of the Fund’s shares is based on market price. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask). This is known as the “bid-ask spread”.

Information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spread is available on the Fund’s website at www.uscfinvestments.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only Authorized Participants that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. The size of a Creation Unit may change from time to time. A Creation Unit for the Fund consists of 5,000 shares. The Fund generally issues and redeems Creation Units in exchange for a designated amount of cash. Authorized Participants are required to pay a transaction fee to compensate the Fund for brokerage and transaction expenses when purchasing and redeeming Creation Units. The transaction fee for the Fund is $50.

See “Transaction Fees on Creation and Redemption Transactions.”

Tax Information

The Fund intends to make distributions of ordinary income, qualified dividend income, or capital gains. Shareholders will be subject to U.S. federal income tax on such amounts at the rate applicable to such category of income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms, and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INVESTMENT OBJECTIVE, STRATEGIES, AND RISK INFORMATION

Investment Objective

The Fund seeks total return.

There can be no assurance that the Fund will achieve its investment objective. Because the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed by the Board of Trustees (the “Board”) without a vote of shareholders upon 60 days’ written notice to the Fund’s shareholders.

Additional Information about Principal Investment Strategies of the Fund

The Fund is an actively managed ETF that intends to provide broad exposure to the Oil Strategy and the Bitcoin Strategy through investments in futures contracts, as well as pooled investment vehicles, such as ETPs. The Fund seeks to achieve its investment objective by investing in Oil Futures and Bitcoin Investments. The Fund does not seek to track any specific benchmark or index.

The Fund uses leverage to provide equal exposure to the total return of holdings in the Fund’s Oil Strategy and the total return of holdings in the Fund’s Bitcoin Strategy. Essentially, for every one dollar invested, the Fund is designed to provide approximately one dollar of exposure to the Fund’s Oil Strategy and approximately one dollar of exposure to the Fund’s Bitcoin Strategy. Under normal circumstances, the Fund’s notional exposure to the Oil Strategy will represent approximately 100% of the Fund’s net assets, and the Fund’s notional exposure to Bitcoin Strategy will represent approximately 100% of the Fund’s net assets. The Adviser reallocates the Fund’s portfolio holdings daily to seek to maintain a balanced notional exposure of approximately 100% to the Oil Strategy and 100% to the Bitcoin Strategy.

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In particular, the term “exposure” refers to the degree to which the Fund’s investment is influenced by fluctuations in each of the Oil Strategy and the Bitcoin Strategy (as described more fully below). If you invest one dollar in the Fund, one dollar’s worth of that investment will track the performance of the Oil Strategy (as described more fully below), mirroring the ups and downs of the price of oil. In addition, one dollar’s worth of that investment will track the performance of the Bitcoin Strategy, behaving similarly to how bitcoin price performs. Through the Fund’s use of leverage, each dollar invested is effectively doubled to follow and potentially profit (or experience losses) from two different investment strategies. Example: If the Fund has $100 in assets, the Fund expects to achieve $100 of exposure to the Oil Strategy and $100 of exposure to the Bitcoin Strategy. This is akin to investing $100 in an oil strategy fund, borrowing $100, and putting the borrowed $100 in a bitcoin strategy fund.

The Fund’s investment strategy is based on the belief that the combination of investing in the Oil Strategy and the Bitcoin Strategy may provide complementary benefits, given their historically low correlation (their historical price movements have not been closely related). By blending assets with low correlation, the Fund aims to reduce the impact of short-term market fluctuations on the overall investment outcome, potentially providing a more stable investment trajectory.

Notional value is the total underlying amount of a derivatives trade. Leverage allows an investor (like the Fund) to use a small amount of money to gain exposure to a larger (and potentially, a much larger) amount. So, notional value reflects the total value of a trade, not the cost (or market value) of taking the trade. Via the Fund’s use of futures in both its Oil Strategy and Bitcoin Strategy (described below), the Fund provides leveraged exposure to a combination of oil and bitcoin.

Oil Strategy

The Fund will invest in futures contracts, including micro futures, based upon oil, including, but not limited to, crude oil (WTI), crude oil (Brent), other types of crude oil and other petroleum-based fuels, traded on any U.S. and foreign exchanges, including, but not limited to, the Chicago Mercantile Exchange, New York Mercantile Exchange, ICE Futures Europe and ICE Futures U.S., as part of its investment strategy.

A commodity futures contract is a financial instrument in which a party agrees to pay a fixed price for a fixed quantity of a commodity at a specified future date. The total cost of the commodity (e.g., WTI crude oil) underlying a futures contract at its current price (or spot price) is often referred to as “notional amount.” Futures contracts are traded at market prices on exchanges pursuant to terms common to all market participants. Futures contracts expire each month. Investors can close futures contracts prior to expiration, “roll” to a later contract, or allow the contract to expire and take settlement of the underlying commodity or financial instrument specified by the contract.

If an investor seeks to maintain a position in a near month futures contract and not take delivery of physical barrels of crude oil, the investor must sell the current near month futures contract as it approaches expiration and invest in the next month futures contract. In order to continue holding a position in the current near month futures contract, this “roll” forward of the futures contract must be executed every month.

Bitcoin Strategy

Bitcoin Futures and Bitcoin Related Securities

In addition to Oil Futures, the Fund will invest in Bitcoin Futures, through its wholly owned subsidiary, including micro futures, and bitcoin related securities, such as Bitcoin ETPs. The Fund will invest only in cash-settled Bitcoin Futures traded on any U.S. and non-U.S. exchanges and shares of Bitcoin ETPs listed on a U.S. national securities exchange.

Information about the Bitcoin Industry

Bitcoin is a digital asset that can be transferred among participants on the bitcoin network on a peer-to-peer basis via the Internet. Unlike other means of electronic payments, bitcoin can be transferred without the use of a central administrator or clearing agency. Because a central party is not necessary to administer bitcoin transactions or maintain the bitcoin ledger, the term decentralized is often used in descriptions of bitcoin.

The supply of bitcoin is not determined by a central government, but rather by an open-source software program that limits both the total amount of bitcoin that will be produced and the rate at which it is released into the network. The responsibility for maintaining the official ledger of who owns what bitcoin and for validating new bitcoin transactions is not entrusted to any single central entity. Instead, it is distributed among the network’s participants.

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Because peer-to-peer transfers of bitcoin are recorded on the “Bitcoin Blockchain,” which is a digital public recordkeeping system or ledger, buying, holding and selling bitcoin is very different than buying, holding and selling more conventional instruments like cash, stocks or bonds. Miners authenticate and bundle bitcoin transactions sequentially into files called “blocks,” which requires performing computational work to solve a cryptographic puzzle set by the bitcoin network’s software protocol. Because each solved block contains a reference to the previous block, they form a chronological “chain” back to the first bitcoin transaction. Copies of the Bitcoin Blockchain are stored in a decentralized manner on the computers of each individual bitcoin network full node, i.e., any user who chooses to maintain on their computer a full copy of the Bitcoin Blockchain as well as related software. Each bitcoin is associated with a set of unique cryptographic “keys,” in the form of a string of numbers and letters, which allow whoever is in possession of the private key to assign that bitcoin in a transfer that the bitcoin network will recognize.

Bitcoin must either be acquired through the process of “mining,” obtained in a peer-to-peer transaction, or purchased through an online bitcoin trading platform or other intermediary, such as a broker in the institutional OTC market. Peer-to-peer transactions may be difficult to arrange, and involve complex and potentially risky procedures around safekeeping, transferring and holding the bitcoin.

Alternatively, purchasing bitcoin on a bitcoin trading platform requires choosing a trading platform, opening an account, and transferring funds to the trading platform in order to purchase the bitcoin. Transactions on exchanges are not ordinarily recorded on the Bitcoin Blockchain. There are currently a large number of bitcoin trading platforms from which to choose, the quality and reliability of which varies significantly. The value of bitcoin within the market is determined, in part, by the supply of and demand for bitcoin in the global bitcoin market, market expectations for the adoption of bitcoin as a store of value, the number of merchants that accept bitcoin as a form of payment, and the volume of peer-to-peer transactions, among other factors.

Outside of exchanges, bitcoin can be traded OTC in transactions that are not publicly reported. The OTC market is largely institutional in nature, and OTC market participants generally consist of institutional entities, such as firms that offer two-sided liquidity for bitcoin, investment managers, proprietary trading firms, high-net-worth individuals that trade bitcoin on a proprietary basis, entities with sizeable bitcoin holdings, and family offices. The OTC market provides a relatively flexible market in terms of quotes, price, quantity, and other factors, although it tends to involve large blocks of bitcoin. The OTC market has no formal structure and no open-outcry meeting place. Parties engaging in OTC transactions will agree upon a price and then one of the two parties will then initiate the transaction.

Although bitcoin was the first digital asset, in the ensuing years, the number of digital assets, market participants and companies in the space has increased dramatically. In addition to bitcoin, other well-known digital assets include Ethereum, Bitcoin Cash, and Litecoin. The category and protocols are still being defined and evolving.

Subsidiary

The Fund intends to invest in Oil Futures and Bitcoin Futures, as well as Bitcoin ETPs that do not produce “qualifying income” for a RIC, primarily through a wholly-owned subsidiary of the Fund incorporated in the Subsidiary. By investing in the Subsidiary, the Fund expects to be able to obtain greater exposure to Oil Futures and Bitcoin Investments while maintaining compliance with U.S. federal income tax requirements applicable to investment companies. The Fund will not invest more than 25% of its total assets in the Subsidiary, as determined at the end of each fiscal quarter.

The Subsidiary is advised by the Adviser and has the same investment objective as the Fund. The assets of the Subsidiary are subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in Oil Futures and Bitcoin Investments. The Subsidiary’s investments are considered to be part of the Fund’s portfolio. Neither the Fund nor the Subsidiary invests directly in oil or bitcoin. Investors seeking direct exposure to the price of oil or bitcoin should consider an investment other than the Fund.

Collateral

The portion of the Fund’s assets that are not invested in Oil Futures or Bitcoin Investments will be primarily invested, directly or indirectly through the Subsidiary, in cash, cash equivalents, Treasuries, money market funds, or a combination thereof. The primary purpose of such investments will be to meet coverage and collateral requirements associated with the Fund’s investments in derivative instruments (i.e., futures contracts).

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Other Fund Attributes

The Adviser reallocates the Fund’s portfolio holdings daily to seek to maintain a balanced notional exposure of approximately 100% to the Oil Strategy and 100% to the Bitcoin Strategy.

The Fund is “non-diversified,” as that term is defined in the 1940 Act.

The CFTC has adopted certain requirements that subject a registered investment company and its investment adviser to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in CFTC-regulated futures, options, or swaps, or if the registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund’s expected use of such CFTC-regulated instruments above the prescribed levels, the Fund is considered a “commodity pool” under the CEA.

Additional Principal Risk Information about the Fund

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summary. Each risk factor below could have a negative impact on the Fund’s performance and trading prices.

Risks Associated with Crude Oil. The demand for crude oil correlates closely with general economic growth rates. The occurrence of recessions or other periods of low or negative economic growth will typically have a direct adverse impact on crude oil demand and, therefore, may have an adverse impact on crude oil prices. Other factors that affect general economic conditions in the world or in a major region, such as changes in population growth rates, periods of civil unrest, military conflicts, war (such as the Russia-Ukraine war), pandemics (e.g., the COVID-19 pandemic), government austerity programs, trade wars between nations, or currency exchange rate fluctuations, can also impact the demand for crude oil. Sovereign debt downgrades, defaults, inability to access debt markets due to credit or legal constraints, liquidity crises, the breakup or restructuring of fiscal, monetary, or political systems such as the European Union, and other events or conditions that impair the functioning of financial markets and institutions also may adversely impact the demand for crude oil. The supply of and demand for crude oil may also be impacted by changes in interest rates, inflation, and other local or regional market conditions, as well as by the development of alternative energy sources.

Risks Associated with Crude Oil Demand-Related Factors. Factors that may affect the demand for crude oil and therefore its price, include technological improvements in energy efficiency; seasonal weather patterns, which affect the demand for crude oil associated with heating and cooling; increased competitiveness of alternative energy sources that have so far generally not been competitive with oil without the benefit of government subsidies or mandates; and changes in technology or consumer preferences that alter fuel choices, such as toward alternative fueled vehicles or electric transportation and broad-based changes in personal income levels.

Risks Associated with Crude Oil Supply-Related Factors. Crude oil prices vary depending on a number of factors affecting supply, including geopolitical risk associated with wars (such as the Russia-Ukraine war), terrorist attacks and tensions between countries, including sanctions imposed as a result of the foregoing, or trade wars, any of which can adversely affect crude oil trade flows by limiting or disrupting trade between countries or regions. World oil supply levels can also be affected by other factors that reduce available supplies, such as natural disasters, disruptions in competitors’ operations, or unexpected unavailability of distribution channels. Technological change can also alter the relative costs for companies in the crude oil industry to find, produce, and transport crude oil, which in turn may affect the supply of and demand for crude oil. For example, increased supply from the development of new oil supply sources and technologies to enhance recovery from existing sources tends to reduce crude oil prices to the extent such supply increases are not offset by commensurate growth in demand. Similarly, increases in industry refining or petrochemical manufacturing capacity may impact the supply of crude oil.

Risks Associated with Bitcoin. The Fund’s indirect investment in bitcoin, through futures contracts and Bitcoin ETPs, exposes it to the unique and substantial risks of this emerging innovation. Bitcoin Futures and Bitcoin ETPs are relatively new and commenced trading in 2017 and in January 2024, respectively. As a result, the markets for Bitcoin Futures and Bitcoin ETPs may be less developed, and at times, potentially less liquid and more volatile, than more established commodity futures and ETP markets. While the Bitcoin Futures and Bitcoin ETP markets have grown substantially and are characterized by significant trading volume, there can be no assurance that this growth will continue or that the trading volume will be maintained. The value of bitcoin is determined primarily by its supply and demand in the global market, which is supported almost exclusively by transactions on digital asset trading platforms. The price of bitcoin may drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. Any such event would be expected to have a similar effect on the prices of Bitcoin Futures and Bitcoin ETPs and thus, could have a significant adverse effect on the Fund. Not being a legal tender and operating outside central authority systems like banks, bitcoin faces potential government restrictions. For instance, some countries may limit or ban bitcoin transactions, negatively impacting its market value. The constantly evolving regulatory and legal landscape presents continuous compliance and valuation difficulties. Risks related to market concentration and network issues in the digital asset sector further add complexity. Extreme volatility in the future, including further declines in the trading prices of bitcoin, could have a material adverse effect on the value of the Fund’s shares and the Fund’s shares could lose all or substantially all of their value.

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Moreover, because digital assets, including bitcoin, have been in existence for a short period of time and are continuing to develop, there may be additional risks in the future that are impossible to predict as of the date of this Prospectus.

Bitcoin ETPs Risk. The Fund may invest indirectly in one or more Bitcoin ETPs, which are exchange-traded, pooled investment vehicles that primarily hold bitcoin. Bitcoin ETPs are new products that commenced trading in January 2024 and, therefore, have limited financial and operating histories. The Fund’s investment exposure to Bitcoin ETPs subjects the Fund to many of the same risks as an investment in bitcoin, including those described herein. As a shareholder in a Bitcoin ETP, the Subsidiary (and indirectly, the Fund) will hold shares representing a fractional undivided beneficial interest in the net assets of the Bitcoin ETP and bear its ratable share of the Bitcoin ETP’s expenses. As a result, Fund shareholders will indirectly pay the fees of any Bitcoin ETP to which the Fund has investment exposure, in addition to the Fund’s total annual fund operating expenses. The Fund expects to purchase shares of Bitcoin ETPs in the secondary market at their market prices, which may be highly volatile and may not closely correspond to either the NAV per share of the Bitcoin ETP or the price of bitcoin. Shares of Bitcoin ETPs may trade at premiums (i.e., the market price of the shares is more than the NAV) or discounts (i.e., the market price of the shares is less than the NAV), which may be significant. The risk that share prices differ from the Bitcoin ETP’s NAV and/or the price of bitcoin is likely to increase during times of market volatility or stressed market conditions. Under such conditions, the market for shares of Bitcoin ETPs may become less liquid making it difficult for the Fund to either increase or decrease its investment exposure to Bitcoin ETPs. The shares of Bitcoin ETPs in which the Subsidiary may invest and to which the Fund may have investment exposure are generally not registered under the 1940 Act, and therefore, do not afford the Subsidiary and the Fund the investor protections typical of investments in registered funds.

Risks Associated with Bitcoin Futures Contracts. The Fund invests in Bitcoin Futures contracts. Investing in Bitcoin Futures contracts should be considered highly speculative and may expose the Fund to greater risks than investments in more conservative investment strategies.

Bitcoin Futures contracts are a new type of futures contract that began trading in December 2017. Unlike the established futures markets for traditional physical commodities, the market for Bitcoin Futures contracts is in the developmental stage and has very limited volume, trading and operational history. Bitcoin and other cryptocurrencies are a new and developing asset class subject to both developmental and regulatory uncertainty. Ownership of bitcoin is thought to be very concentrated and the supply and liquidity of bitcoin is limited. The price of bitcoin could drop precipitously for a variety of reasons including but not limited to regulatory changes, a crisis of confidence in the bitcoin network or a change in user preference to competing cryptocurrencies. As such, Bitcoin Futures contracts and the market for Bitcoin Futures contracts may be riskier, less liquid, more volatile and more vulnerable to economic, market, industry, regulatory and other changes than more established futures contracts and futures markets. There is no assurance that a liquid market will emerge or be sustained for Bitcoin Futures contracts. The liquidity of the market for Bitcoin Futures contracts will depend on, among other things, the supply and demand for Bitcoin Futures contracts, the adoption of bitcoin and the commercial and speculative interest in the market for Bitcoin Futures contracts. The price of bitcoin has been subject to periods of sudden and high volatility and, as a result, the price of Bitcoin Futures contracts also may experience periods of sudden and high volatility. Margin requirements for Bitcoin Futures contracts currently are, and may continue to be, materially higher than the typical margin requirements for more established types of futures contracts. Each of these factors could have a negative impact on the performance of the Fund and the market for Fund shares.

The value of the Bitcoin Futures contracts is generally based on the expected value of bitcoin at a future point in time, specifically, the expiration date of the Bitcoin Futures contracts. Other factors, such as cost of mining, storing and securing bitcoin may affect the value of Bitcoin Futures. A change in the price of bitcoin today (sometimes referred to as the “spot” price) will not necessarily result in a corresponding movement in the price of the Bitcoin Futures contracts since the price of the Bitcoin Futures contracts is based on expectations of the price of bitcoin at a future point in time. Additionally, there is no one centralized source for pricing bitcoin and pricing from one bitcoin exchange to the next can vary widely. Therefore, the value of the Bitcoin Futures contracts held by the Fund should not be expected to track the price of bitcoin on the Bitcoin Exchange Market. If the Bitcoin Futures market declines relative to the size of the Fund, it may not be possible for the Fund to maintain a balanced notional exposure of approximately 100% to the Oil Strategy and 100% to the Bitcoin Strategy.

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Risks Associated with the Bitcoin Network. The bitcoin network, including the cryptographic and algorithmic protocols associated with the operation of the Bitcoin Blockchain, has only been in existence since 2009, and bitcoin markets have a limited performance record, making them part of a new and rapidly evolving industry that is subject to a variety of factors that are difficult to evaluate. For example, the following are some of the risks that could materially adversely affect the value of the Fund’s shares:

•	Digital assets, including bitcoin, are controllable only by the possessor of both the unique public key and private key or keys relating to the bitcoin network address, or “wallet,” at which the digital asset is held. Private keys must be safeguarded and kept private in order to prevent a third party from accessing the digital asset held in such wallet. The loss, theft, compromise or destruction of a private key required to access a digital asset may be irreversible. If a private key is lost, stolen, destroyed or otherwise compromised and no backup of the private key is accessible, the owner would be unable to access the digital asset corresponding to that private key and the private key will not be capable of being restored by the digital asset network resulting in the total loss of the value of the digital asset linked to the private key.
•	Banks and other established financial institutions may refuse to process funds for bitcoin transactions; process wire transfers to or from bitcoin trading platforms, bitcoin-related companies or service providers; or maintain accounts for persons or entities transacting in bitcoin. This could dampen liquidity in the market and damage the public perception of digital assets generally or any one digital asset in particular, such as bitcoin, and their or its utility as a payment system, which could decrease the price of digital assets generally or individually.
•	Users, developers and miners may otherwise switch to or adopt certain digital assets at the expense of their engagement with other digital asset networks, which may negatively impact those networks, including the bitcoin network.
•	As the bitcoin network continues to develop and grow, certain technical issues might be uncovered and the trouble shooting and resolution of such issues requires the attention and efforts of bitcoin’s global development community. Like all software, the bitcoin network is at risk of vulnerabilities and bugs that can potentially be exploited by malicious actors. For example, in 2010, the bitcoin network underwent a hard fork to reverse the effects of a hack in which an unknown attacker took advantage of a software vulnerability in the early source code of the bitcoin network to fraudulently mint a large amount of bitcoin.
•	In August 2017, the bitcoin network underwent a hard fork that resulted in the creation of a new digital asset network called Bitcoin Cash. This hard fork was contentious, and as a result some users of the Bitcoin Cash network may harbor ill will toward the bitcoin network. These users may attempt to negatively impact the use or adoption of the bitcoin network, as could constituencies adversely impacted by any contentious hard forks that take place in the future.
•	Also in August 2017, the bitcoin network was upgraded with a technical feature known as “Segregated Witness” with the promise of increasing the number of transactions per second that can be handled on-chain and enabling so-called second layer solutions, such as the Lightning Network or payment channels, that have the potential to increase transaction throughput by processing certain transactions outside the main Bitcoin Blockchain, but which may fail to achieve the expected benefits or widespread adoption or lead to new or unanticipated problems, leading to a decline in public support for, and the price of, bitcoin.
•	As of the date of this Prospectus, the largest 100 bitcoin wallets held a substantial amount of the outstanding supply of bitcoin and it is possible that some of these wallets are controlled by the same person or entity. Moreover, it is possible that other persons or entities control multiple wallets that collectively hold a significant number of bitcoin, even if each wallet individually only holds a small amount. As a result of this concentration of ownership, large sales by such holders could have an adverse effect on the market price of bitcoin.

The bitcoin network relies on the Internet. A significant disruption of Internet connectivity (i.e., one that affects large numbers of users or geographic regions) could disrupt the bitcoin network’s functionality and operations until the disruption in the Internet is resolved.

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Digital Assets Risk. Digital assets like bitcoin, designed as mediums of exchange, are still an emerging asset class and are not presently widely used as such. They operate independently of any central authority or government backing and are subject to regulatory changes and extreme price volatility. The trading platforms for digital assets are relatively new, largely unregulated or possibly operating out of compliance with regulations, and thus more vulnerable to fraud and failures compared to traditional, regulated exchanges. Shutdowns of these platforms due to fraud, technical glitches, or security issues can significantly affect digital asset prices and market volatility.

Digital Asset Trading Platforms Risk. The digital asset trading platforms on which bitcoin trades are largely unregulated and, therefore, more vulnerable to acts of fraud and commercial or operational failure than established, regulated exchanges for securities, derivatives, and other currencies. Digital asset trading platforms have in the past, and may in the future, cease operating temporarily or even permanently, resulting in the potential loss of users’ cryptocurrency or other market disruptions. Digital asset trading platforms are more exposed to the risk of market manipulation than exchanges for traditional assets. Digital asset trading platforms that are regulated typically must comply with minimum net capital, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent as regulated securities exchanges or futures exchanges. Furthermore, many digital asset trading platforms lack certain safeguards established by traditional exchanges to enhance the stability of trading on the exchange, such as circuit breakers or similar measures designed to prevent sudden drops in trading value (i.e., “flash crashes”). As a result, the price of bitcoin on exchanges may be subject to larger and more frequent sudden declines than assets traded on traditional exchanges. In addition, digital asset trading platforms are also subject to the risk of cybersecurity threats and have been breached, resulting in the theft and/or loss of bitcoin or other cryptocurrencies. A cyber or other security breach or a business failure of a digital asset trading platform or related custodian may affect the prices of cryptocurrencies generally or bitcoin specifically. A risk also exists with respect to malicious actors or previously unknown vulnerabilities, which may adversely affect the value of bitcoin and the value of Bitcoin Futures and Bitcoin ETPs.

Blockchain Technology Risk. Blockchain technology, which underpins bitcoin and other digital assets, is relatively new, and many of its applications are untested. The adoption of blockchain and the development of competing platforms or technologies could affect its usage. Investments in companies or vehicles that utilize blockchain technology are subject to market volatility and may experience lower trading volumes compared to more established industries. Additionally, regulatory changes, internet disruptions, cybersecurity incidents, and intellectual property disputes could further affect the adoption and functionality of blockchain technology.

Commodities Risk. The value of a commodity is based upon the price movements of the commodity in the market. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, tariffs and other political events, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts, or increased competition from alternative energy sources or commodity prices. Commodities price changes may be magnified by computer-driven algorithmic trading, which is becoming more prevalent in the commodities markets. Because the Fund has exposure to the commodities markets, developments affecting commodities markets may have an impact on the Fund. Such developments may include, among other things:

•	governmental, trade, fiscal, import, monetary and exchange control programs and policies;
•	weather and climate conditions;
•	changing supply and demand relationships;
•	changes in international balances of payments and trade;
•	U.S. and international rates of inflation;
•	currency devaluations and revaluations;
•	U.S. and international political and economic events;
•	changes in interest and foreign currency/exchange rates;
•	market liquidity; and
•	changes in philosophies and emotions of market participants.

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Exposure to the commodities markets through investments in Oil Futures and Bitcoin Investments may subject the Fund to greater volatility than investments in traditional securities. Significant changes in the value of commodities may lead to volatility in the Fund’s NAV and market price.

Energy Commodities Risk. The prices of energy commodities are subject to national and global political events such as governmental regulation and intervention, price controls, and restrictions on production levels. Energy commodities have had significant price swings in recent years. Markets for various energy related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Energy markets can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Such fluctuations can be the result of geopolitical events, energy conservation, use of alternative fuel sources, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, price controls, changes in interest rates, declines in domestic or foreign production, accidents or catastrophic events, war, violence, disruptive activity caused by political unrest, attacks or threats of attack by terrorists, among other factors.

Commodity Market Regulatory Risk. The commodity interest markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and futures exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of commodities transactions (i.e., futures, options and swaps) in the U.S. is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

The Fund and the Subsidiary are deemed “commodity pools” and the Adviser is considered a “commodity pool operator” with respect to the Fund under the CEA. The Adviser is therefore subject to regulation by the SEC and the CFTC. The Adviser is also subject to regulation by the National Futures Association (“NFA”). The regulatory requirements governing the use of commodity futures, or options, certain swaps or certain other investments could change at any time.

The CFTC and the U.S. commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures, options contracts or swaps traded on U.S. commodities exchanges, as described under “Position Limits Risk” below.

Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) an underlying asset (or a reference rate or index). Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset of a derivative could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. The Fund may not be able to close out a derivative transaction at a favorable time or price, particularly during adverse market conditions or market disruptions, including periods of increased volatility. Derivatives may also be harder to value, less tax efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. These risks are greater for the Fund than most other ETFs because the Fund will implement its investment strategy through investments in Oil Futures and Bitcoin Futures, which are derivative instruments, in addition to Bitcoin ETPs.

SEC Rule 18f-4 (the “Derivatives Rule”) regulates the ability of the Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. The Derivatives Rule also regulates other types of leveraged transactions, such as reverse repurchase agreements. Under the Derivatives Rule, a fund is prohibited from entering into derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that a fund may enter into based on the value-at-risk (“VaR”) of the fund inclusive of derivatives.

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Due to the nature of the Fund’s investments, the Fund is required to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding the Fund’s derivatives activities. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objective and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date (the expiration date) at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the futures contract and the underlying commodity; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) unfavorable execution prices. In addition, the Fund does not intend to take or make physical delivery of any futures contracts. As a result, it must “roll” the futures contracts prior to expiration. One factor arises from “rolling” futures contracts that will expire at the end of the current month (the “near” or “front” month contract) forward each month prior to expiration. For a strategy that entails holding the near month contract, the price relationship between that futures contract and the next month futures contract will impact returns. For example, if the price of the near month futures contract is higher than the next futures month contract (a situation referred to as “backwardation”), then absent any other change, the price of a next month futures contract tends to rise in value as it becomes the near month futures contract and approaches expiration. Conversely, if the price of a near month futures contract is lower than the next month futures contract (a situation referred to as “contango”), then absent any other change, the price of a next month futures contract tends to decline in value as it becomes the near month futures contract and approaches expiration.

Contango and backwardation (if the price of the near month futures contract is higher than the next futures month contract) may impact the total return on investment in shares of the Fund relative to the spot prices of the commodities on which the Fund holds futures. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.

While contango and backwardation are consistently present in trading in the futures markets, such conditions can be exacerbated by market forces. For example, extraordinary market conditions in the crude oil markets, including “super contango” (a higher level of contango arising from the overabundance of oil being produced and the limited availability of storage for such excess supply), occurred in the crude oil futures markets in April 2020 due to oversupply of crude oil in the face of weak demand during the COVID-19 pandemic when disputes among oil-producing countries regarding limitations on the production of oil also were occurring. When compared to the total return of other price indices, such as the spot price of crude oil, the impact of backwardation and contango may cause the total return of the Fund’s per share NAV to vary significantly. Moreover, absent the impact of rising or falling oil prices, a prolonged period of contango could have a significant negative impact on the Fund’s per share NAV and total return and investors could lose part or all of their investment.

Derivatives Tax Risk. Certain aspects of the tax treatment of derivative instruments, including commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Asset Class Risk. The asset classes in the Fund’s portfolio may underperform in comparison to other securities, assets or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors (including the futures markets). Various types of securities or assets may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

Authorized Participants Risk. The Distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

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Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.

Cash Transaction Risk. Creation and redemption transactions are expected to generally settle through payments consisting of cash, which will cause the Fund to incur certain costs, such as brokerage and other transaction costs that it would not incur if it made in-kind redemptions. Other ETFs generally are able to make in-kind redemptions and avoid realized gains in connection with transactions designed to meet redemption requests. Because the Fund may effect redemptions principally for cash, rather than in-kind distributions, it may be required to sell financial instruments in order to obtain the cash needed to distribute the redemption proceeds. Such cash transactions may have to be carried out over several days if the market is relatively illiquid and may involve considerable transaction costs. These transaction costs, which will be higher than if the Fund redeemed its shares in kind, will be passed on to redeemers of Creation Units in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for more conventional ETFs. In addition, an investment in Fund shares may be less tax efficient than investments in shares of conventional ETFs, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.

Commodities Tax Risk. The Fund intends to qualify annually as a RIC under subchapter M of the Code. If it qualifies as a RIC and satisfies certain minimum distribution requirements, the Fund will not be subject to fund-level U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, the Fund must satisfy, among other things, certain source-of-income requirements. The IRS issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income for purposes of satisfying the RIC source-of-income requirements. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a controlled foreign corporation (“CFC”), and that the Fund will be required to include certain income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The Code provides that the income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. The IRS and the U.S. Department of the Treasury issued final regulations consistent with the private letter rulings discussed above, concluding that, even if a CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as it was derived with respect to the RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could apply to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy and adversely affect the returns to Fund shareholders.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV. Price differences may be due in large part to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings, trading individually or in the aggregate, at any point in time. The market prices of Fund shares may deviate significantly from the NAV of Fund shares during periods of market volatility. However, given that the shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser believes that large discounts or premiums to the NAV of the Fund’s shares should not be sustained over long periods. If an investor purchases the Fund’s shares at a time when the market price is at a premium to the NAV of the Fund’s shares or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, then the investor may sustain losses.

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Global Currency Exchange Rate Risk. The price of any non-U.S. investment and, therefore, the potential profit and loss on such investment, may be affected by any variance in the foreign exchange rate between the time the order is placed and the time it is liquidated, offset, or exercised. As a result, changes in the value of the local currency relative to the U.S. dollar may cause losses to the Fund even if the investment is profitable. The Fund does not intend to hedge against currency risk.

High Portfolio Turnover Risk. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses and reduce performance. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. If the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders.

Intermediary and Counterparty Risk. Futures contracts, and other forms of derivatives, involve intermediaries or counterparties and therefore subject the Fund to the risk that an intermediary or counterparty could default on its obligations under an agreement, either through the intermediary’s or counterparty’s bankruptcy or general failure to perform its obligations. In the event of default, the Fund may not be able to recover its assets. Moreover, even if the Fund is able to recover some or all of its assets, such recovery could involve lengthy delays. During any such period, the Fund may have difficulty determining the value of its investments associated with the intermediary or counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. This may negatively affect the Fund’s share price and may cause the Fund’s shares to trade at a premium or discount to NAV. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral (i.e., access the collateral in the event of a counterparty’s default). Further, another institution may be substituted for the struggling financial institution without the consent of the Fund. For exchange-traded derivatives, including the Fund’s investments in futures contracts, an FCM serves as the intermediary to the Fund (the FCM, in turn, serves as an intermediary to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund. If any intermediary or counterparty to the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.

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Investing in Other Investment Companies Risk. An investment in other investment companies (including money market funds) is subject to the risks associated with those investment companies. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by the Fund’s own expenses, including management fees; that is, there will be a layering of certain fees and expenses.

Leverage Risk. Borrowing transactions, derivatives transactions, and other investment transactions may create investment leverage. If the Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than the Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet other requirements.

Liquidity Risk. The Fund may not always be able to liquidate its positions at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. A market disruption or a foreign government taking political actions that disrupt the market for its currency, its crude oil production or exports, or another major export, can also make it difficult to liquidate a position. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Alternatively, limits imposed by the futures exchanges or other regulatory organizations, such as accountability levels, position limits, or daily price fluctuation limits, may contribute to a lack of liquidity. Unexpected market illiquidity may cause major losses at any time. The Fund does not intend at this time to establish a credit facility, which could provide an additional source of liquidity. Instead, the Fund relies only on its assets for liquidity. The anticipated large value of the positions that the Fund will acquire or enter into increases the risk of illiquidity. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking total return. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Risk. The trading prices of commodities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including war, military conflict, acts of terrorism, political or social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, geopolitical disputes, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments. The Fund’s NAV and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

New Fund Risk. Since the Fund is new, there can be no assurance that the Fund will grow to or maintain an economically viable size. If a new fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

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Non-U.S. Investment Risk. The Fund may invest in Oil Futures and Bitcoin Investments traded on non-U.S. exchanges or enter into OTC transactions with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present greater risk to the extent that they are not subject to the same degree of regulation as their U.S. counterparts. Because certain of the Fund’s underlying investments trade in markets that are closed when the market in which the Fund’s shares are listed for trading is open, there may be changes between the investment’s last quote from the closed foreign market and the value of the investment during the Fund’s domestic trading day. This may result in differences between the market price of the Fund’s shares and the underlying value of the Fund’s shares.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by futures exchanges have the potential to prevent the Fund from trading certain futures contracts or employing its investment strategies. Futures exchanges have established accountability levels and position limits on the maximum net long or net short positions that any person or group of persons under common trading control may hold, own, or control. In addition to accountability levels and position limits, futures exchanges also set daily price fluctuation limits on futures contracts. The Fund may be unable to trade futures contracts due to such limitations.

In addition, Part 150 of the CFTC’s regulations establishes federal position limits for 25 “core” physical commodity futures contracts and swaps that are economically equivalent to such contracts, in the agriculture, energy and metals markets (the “Position Limit Rules”). Among other things, the Position Limit Rules: identify which contracts are subject to speculative position limits; set thresholds that restrict the size of speculative positions that a person may hold in the spot month; create an exemption for positions that constitute bona fide hedging transactions; impose responsibilities on designated contract markets (“DCMs”) and swap execution facilities (“SEFs”) to establish position limits or, in some cases, position accountability rules; and apply to both futures and swaps across four relevant venues: OTC, DCMs, SEFs as well as certain non-U.S. located platforms.

For the purpose of the Position Limit Rules, a market participant is generally required, subject to certain narrow exceptions, to aggregate all positions for which that participant controls the trading decisions with all positions for which that participant has a 10 percent or greater ownership interest in an account or position, as well as the positions of two or more persons acting pursuant to an express or implied agreement or understanding with that market participant (the “Aggregation Rules”).

The Position Limit Rules may negatively impact the ability of the Fund to meet its investment objective through limits that may inhibit the Adviser’s ability to purchase certain futures contracts.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Market makers are under no obligation to make a market in the Fund’s shares, and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. In times of market stress, market makers or other Authorized Participants may step away from their respective roles in making a market in shares of the Fund and in executing purchase or redemption orders, and this could, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares. Trading in shares may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in shares inadvisable. In addition, trading in shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Fund shares will trade with any volume, or at all, on any stock exchange. Further, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio holdings and the Fund’s market price. This reduced liquidity and effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

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Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund.

Treasuries Risk. The Fund may invest in U.S. government securities or obligations. U.S. government obligations include Treasuries and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. Treasuries are backed by the “full faith and credit” of the U.S. government. The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

PORTFOLIO HOLDINGS INFORMATION

The Fund’s portfolio holdings will be disclosed each day on its website at www.uscfinvestments.com. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

MANAGEMENT

Investment Adviser of the Fund and the Subsidiary

The Adviser serves as the investment adviser of the Fund and the Subsidiary. The Adviser has been registered as an investment adviser with the SEC since July 1, 2014, and is a wholly-owned subsidiary of USCF Investments, Inc., formerly Wainwright Holdings, Inc. (“USCF Investments”). USCF Investments is a wholly-owned subsidiary of The Marygold Companies, Inc. (formerly Concierge Technologies, Inc.), a company publicly traded under the ticker symbol “MGLD” (“Marygold”). Mr. Nicholas Gerber, a former Trustee, along with certain family members and certain other shareholders, own the majority of the shares in Marygold. USCF Investments continues to operate its business as a wholly-owned subsidiary of Marygold.

The Adviser’s offices are located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596. As of October 31, 2025, the Adviser and its affiliates had approximately $3.06 billion in assets under management.

The Adviser has overall responsibility for the general management and administration of the Fund and the Subsidiary and provides an investment program for the Fund and the Subsidiary. The Adviser has arranged for custody, distribution, fund administration, transfer agency, and all other services necessary for the Fund and the Subsidiary to operate. The Adviser bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Adviser. The Adviser may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

On November 8, 2021, the United States Oil Fund, LP (“USO”), as well as its general partner, the United States Commodity Funds LLC (“USCF”), announced a resolution with each of the SEC and the CFTC relating to matters set forth in certain Wells Notices issued by the staffs of each of the SEC and CFTC as more fully described below. Like the Adviser, USCF is a wholly-owned subsidiary of Marygold.

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On August 17, 2020, USCF, USO, and John P. Love, the president and chief executive officer of USCF, received a “Wells Notice” from the staff of the SEC (the “SEC Wells Notice”). The SEC Wells Notice stated that the SEC staff made a preliminary determination to recommend that the SEC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 17(a)(1) and 17(a)(3) of the Securities Act of 1933, as amended (the “1933 Act”), and Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, in each case with respect to its disclosures and USO’s actions.

Subsequently, on August 19, 2020, USCF, USO, and Mr. Love received a Wells Notice from the staff of the CFTC (the “CFTC Wells Notice”). The CFTC Wells Notice stated that the CFTC staff made a preliminary determination to recommend that the CFTC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 4o(1)(A) and (B) and 6(c)(1) of the CEA, 7 U.S.C. §§ 6o(1)(A) and (B) and 9(1) (2018), and CFTC Regulations 4.26, 4.41, and 180.1(a), 17 C.F.R. §§ 4.26, 4.41, 180.1(a) (2019), in each case with respect to its disclosures and USO’s actions.

On November 8, 2021, acting pursuant to an offer of settlement submitted by USCF and USO, the SEC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 8A of the 1933 Act, directing USCF and USO to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, 15 U.S.C. § 77q(a)(3) (the “SEC Order”). In the SEC Order, the SEC made findings that, from April 24, 2020 to May 21, 2020, USCF and USO violated Section 17(a)(3) of 1933 Act, which provides that it is “unlawful for any person in the offer or sale of any securities .. . . to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.” USCF and USO consented to entry of the SEC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Separately, on November 8, 2021, acting pursuant to an offer of settlement submitted by USCF, the CFTC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 6(c) and (d) of the CEA, directing USCF to cease and desist from committing or causing any violations of Section 4o(1)(B) of the CEA, 7 U.S.C. § 6o(1)(B), and CFTC Regulation 4.41(a)(2), 17 C.F.R. § 4.41(a)(2) (the “CFTC Order”). In the CFTC Order, the CFTC made findings that, from on or about April 22, 2020 to June 12, 2020, USCF violated Section 4o(1)(B) of the CEA and CFTC Regulation 4.41(a)(2), which make it unlawful for any commodity pool operator (“CPO”) to engage in “any transaction, practice, or course of business which operates as a fraud or deceit upon any client or participant or prospective client or participant” and prohibit a CPO from advertising in a manner which “operates as a fraud or deceit upon any client or participant or prospective client or participant,” respectively. USCF consented to entry of the CFTC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Pursuant to the SEC Order and the CFTC Order, in addition to the command to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, Section 4o(1)(B) of the CEA, and CFTC Regulation 4.14(a)(2), civil monetary penalties totaling two million five hundred thousand dollars ($2,500,000) in the aggregate was required to be paid to the SEC and CFTC, of which one million two hundred fifty thousand dollars ($1,250,000) has been paid by USCF to each of the SEC and the CFTC, respectively, pursuant to the offsets permitted under the orders.

The SEC Order can be accessed at www.sec.gov and the CFTC Order can be accessed at www.cftc.gov.

Commodity Pool Operation

The Fund and the Subsidiary invest in commodity interests and are considered commodity pools, thereby subjecting the Fund and the Subsidiary to further regulation by the CFTC and the NFA. The NFA is designated by the CFTC as a registered futures association and is the self-regulatory organization for the U.S. derivatives industry.

In connection with its role as investment adviser to the Fund and the Subsidiary, the Adviser has registered as a commodity pool operator (“CPO”) under the CEA. Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the NFA, including antifraud provisions, disclosure requirements, and reporting and recordkeeping requirements. The Adviser is also subject to periodic inspections and audits by the CFTC and NFA.

The CFTC’s harmonization rules regarding the disclosure, reporting, and recordkeeping requirements apply to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Adviser as the Fund’s CPO, the Fund’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser’s CFTC compliance obligations.

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The Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to carry out its investment strategies. However, there may be additional compliance and other expenses for the Fund. In addition, registration as a CPO subjects the Adviser to additional laws, regulations, and enforcement policies, all of which could increase compliance costs and may affect operations and the financial performance of the Fund.

Manager of Managers Structure

The Adviser and the USCF ETF Trust (the “Trust”) have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund and the Subsidiary without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board, for overseeing the Trust’s sub-advisers and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Trust to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure does not: (1) permit management fees paid by the Fund to the Adviser to be increased without shareholder approval; or (2) diminish the Adviser’s responsibilities to the Fund or the Subsidiary, including the Adviser’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

Advisory Agreements

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) and as investment adviser to the Subsidiary pursuant to a separate investment advisory agreement (the “Subsidiary Advisory Agreement”). The Adviser complies with the provisions of the 1940 Act relating to investment advisory contracts with respect to both the Fund and the Subsidiary.

The Advisory Agreement and the Subsidiary Advisory Agreement were approved by the Board at the September 18, 2025 meeting of the Board. A discussion of the Board’s approval of these agreements, including the basis for the Board’s approval, will be included in the Fund’s filing on Form N-CSR to be filed with the SEC for the period ending December 31, 2025.

Management Fees

The Fund pays the Adviser a unitary management fee as compensation for its services and its assumption of all Fund expenses, including the costs of investing in the Subsidiary. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; acquired fund fees and expenses; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The Adviser may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion. The Fund’s management fee, which is calculated daily and paid monthly, equals 0.89% of the Fund’s average daily net assets. The Subsidiary does not pay management fees to the Adviser.

PORTFOLIO MANAGEMENT

The Adviser supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investments. The Adviser utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review the Fund’s portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund’s portfolio as they deem appropriate in the pursuit of the Fund’s investment objective. The Fund and the Subsidiary are jointly managed by the Adviser to comply with the compliance policies and procedures of the Fund.

In managing the Fund’s and the Subsidiary’s portfolios, the Adviser will comply with the investment policies and restrictions that apply to the management of the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary’s principal investment strategies and principal risks constitute principal investment strategies and principal risks of the Fund. Both the Fund and the Subsidiary comply with the provisions of the 1940 Act relating to affiliated transactions and custody.

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The members of the team primarily responsible for the day-to-day management of the Fund’s portfolio are:

Seth Lancaster is a Portfolio Manager for the Adviser. In addition to serving as portfolio manager of the Fund, he serves as portfolio manager of the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (July 2022 through present), the USCF Energy Commodity Strategy Absolute Return Fund (May 2023 through present), the USCF Sustainable Commodity Strategy Fund (August 2023 through present), and the USCF Sustainable Battery Metals Strategy Fund (January 2023 through present), each a series of the USCF ETF Trust. Prior to joining the Adviser in June 2022, Mr. Lancaster worked as Team Lead of ETF Portfolio Management Analysts for Invesco, an investment manager that manages a broad suite of exchange-traded funds and products, from May 2016 to May 2022. From June 2013 to April 2016, Mr. Lancaster worked as a Senior Analyst at Performance Trust Capital Partners LLC, a full-service investment bank. Mr. Lancaster obtained his M.B.A. from Elmhurst College in 2016 and his B.A. in Financial Economics from Capital University in 2012.

Andrew F Ngim co-founded United States Commodity Funds, LLC (“USCF”) in 2005 and served as a Management Director from May 2005 to April 2023 and, since August 15, 2016, has served as the Chief Operating Officer of USCF. Mr. Ngim has served as the portfolio manager for the United States Commodity Index Fund and United States Copper Index Fund since January 2013 and of the United States Agriculture Index Fund from September 2018 to January 2013. Mr. Ngim also served as USCF’s Treasurer from June 2005 to February 2012. In addition, he has been on the Board of Managers and has served as the Assistant Secretary and Assistant Treasurer of the Adviser since its inception in June 2013 and Chief Operating Officer of USCF Advisers since March 2021. Prior to and concurrent with his services to USCF and the Adviser, from January 1999 to January 2013, Mr. Ngim served as a Managing Director for Ameristock Corporation, a California-based investment adviser, which he co-founded in March 1995, and was Co-Portfolio Manager of Ameristock Mutual Fund, Inc. from January 2000 to January 2013. In addition to the Fund, Mr. Ngim also served or is serving as portfolio manager of the Stock Split Index Fund (from September 2014 through September 2017), the USCF Restaurant Leaders Fund (from November 2016 through September 2017), USCF SummerHaven SHPEI Index Fund (November 2017 through October 2020), USCF SummerHaven SHPEN Index Fund (November 2017 through May 2020), the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (May 2018 through present), the USCF Energy Commodity Strategy Absolute Return Fund (May 2023 through present), USCF Sustainable Commodity Strategy Fund (August 2023 through present), and the USCF Sustainable Battery Metals Strategy Fund (January 2023 through present), each of which was or is a series of USCF ETF Trust. Mr. Ngim also served as a Management Trustee of USCF ETF Trust (August 2014 through September 2023). Mr. Ngim served as the portfolio manager of the USCF Commodity Strategy Fund, a series of USCF Mutual Funds Trust, from its inception in 2017 through March 2019. Mr. Ngim has been a principal listed with the CFTC and NFA of USCF since November 2005 and of the Adviser since January 2017. Mr. Ngim earned his B.A. from the University of California at Berkeley.

Darius Coby is a Portfolio Manager for the Adviser. In addition to serving as portfolio manager of the Fund, he serves as portfolio manager of the USCF Energy Commodity Strategy Absolute Return Fund (May 2023 through present), the USCF Sustainable Commodity Strategy Fund (August 2023 to present), and the USCF Sustainable Battery Metals Strategy Fund (January 2023 through present), each a series of the USCF ETF Trust. He also serves as the Director of Operations of USCF since March 2022 and oversees the technical operations of all USCF products including trading. Mr. Coby joined USCF in February 2015 and prior to joining USCF, he was the Customer Service Manager for Mechanics Bank.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Fund.

OTHER SERVICE PROVIDERS

Fund Administrator, Custodian, and Transfer Agent

The Bank of New York (“BNY”), located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s administrator, custodian (including as the custodian to the Subsidiary), and transfer agent.

Under a fund administration and accounting agreement, BNY serves as administrator for the Fund and provides necessary valuation and computation accounting services, financial reporting services, tax services, fund administration services, and regulatory administration services for the Fund.

Distributor

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the distributor of the Fund’s Creation Units on an agency basis. The Distributor does not maintain a secondary market in shares.

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Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Trust and the Fund.

Legal Counsel

Dechert LLP, located at 1900 K St, NW, Washington, DC 20006-1110, serves as legal counsel to the Trust and the Fund.

Management of the Subsidiary

The Subsidiary is wholly-owned by the Fund. The Subsidiary is an exempted company incorporated under the laws of the Cayman Islands and overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and shares in the Subsidiary will not be sold or offered to other investors. The Adviser serves as the investment adviser of the Subsidiary.

The Fund and the Subsidiary are jointly managed by the Adviser to comply with the compliance policies and procedures of the Fund. As a result, in managing the Fund’s and the Subsidiary’s portfolios, the Adviser will comply with the investment policies and restrictions that apply to the management of the Fund.

The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. Nonetheless, the Fund wholly-owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary would take action contrary to the interests of the Fund and its shareholders.

The Subsidiary will comply with the same 1940 Act asset coverage requirements for its investments as those that apply to the Fund’s investments. To the extent applicable, the Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, capital structure, and the timing and method of valuation of portfolio investments and Fund shares described elsewhere in this Prospectus and in the SAI. The Subsidiary will also comply with the provisions of Section 17 of the 1940 Act related to affiliated transactions and with the requirements of the 1940 Act related to the custody of a registered investment company’s assets.

The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Board regarding the Subsidiary’s compliance therewith. In addition, the Subsidiary is a commodity pool, like the Fund, and the Adviser is the commodity pool operator of the Subsidiary, as well as the Fund. BNY serves as the custodian, administrator and accountant for the Subsidiary.

CYBERSECURITY RISK

The Trust and its service providers depend heavily upon computer systems to perform necessary business functions. As such, the Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. While the Trust and its service providers engage in actions to maintain cybersecurity and mitigate the risks associated cybersecurity breaches, there is no guarantee that the Trust or its service providers will successfully prevent cybersecurity breaches or that cybersecurity breaches or threats will not interrupt the Trust’s operations, result in increased costs to the Trust, or negatively affect you or your investment in the Fund.

A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust or its service providers to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cyber-attacks. A breach in cybersecurity may also include or result from a natural catastrophe, industrial accident, failure of disaster recovery systems, or employee error. Breaches in cybersecurity may become particularly acute if they affect electronic data processing; affect transmission, storage, or retrieval systems; or impact the availability, integrity, or confidentiality of data. Despite the implementation of security measures, computer systems, networks, and data related to the Trust’s operations, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering.

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Cybersecurity breaches may interfere with the processing of transactions, impact the Trust’s ability to calculate its NAVs, cause the release of private information or confidential business information, impede trading, cause the Trust to incur costs associated with mitigation or remediation, subject the Trust to regulatory fines or financial losses, and/or cause customer dissatisfaction or reputational harm to the Trust. The Trust may also incur additional costs to increase cybersecurity. Similar types of cybersecurity risks are also present for issuers of securities in which the Trust may invest, which could result in material adverse consequences for such issuers and may cause the Trust’s investments to lose value.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

Trading Fund Shares

Most investors will buy and sell shares of the Fund through brokers on the secondary market. Shares of the Fund trade on NYSE Arca and elsewhere during the trading day and can be bought and sold throughout the trading day like other publicly-traded securities. When buying or selling shares through a broker, investors will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Shares of the Fund trade under the trading symbol WTIB.

Transaction Fees on Creation and Redemption Transactions

Authorized Participants are required to pay a transaction fee to compensate the Fund for brokerage and transaction expenses when purchasing or redeeming Creation Units. The transaction fee is charged to the Authorized Participant on the day such Authorized Participant purchases or redeems a Creation Unit. The Fund reserves the right to waive transaction fees, if doing so is in the best interest of the Fund.

The following table shows the transaction fee and maximum additional charges for creations and redemptions by Authorized Participants (as described above):

Creation Unit Size	Standard Creation/ Redemption Transaction Fee
5,000	$50.00

SHARE TRADING PRICES

Transactions in the Fund’s shares will be priced at NAV only for Authorized Participants transacting in Creation Units. All other investors buy and sell shares of the Fund through brokers at prices established throughout the day in the secondary market. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions, and other factors. Accordingly, the price most investors pay or receive when they buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on NYSE Arca, generally 4:00 p.m. Eastern Time. If regular trading on NYSE Arca closes earlier than 4:00 p.m. Eastern Time on a given day, the NAV of the Fund’s shares will be calculated as of that earlier time. The time as of which the Fund calculates its NAV is referred to as the “NAV Calculation Time.” NAV per share is calculated by dividing the Fund’s net assets by the number of the Fund’s outstanding shares.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event, occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time, that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

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Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Pursuant to Rule 2a-5, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, designated the Adviser to perform fair value determinations and act as “valuation designee.” As valuation designee, the Adviser must (i) periodically assess and manage valuation risks; (ii) establish and apply fair value methodologies; (iii) test fair value methodologies; (iv) oversee and evaluate independent pricing services; (v) provide the Board with the reporting required under Rule 2a-5; and (vi) maintain records as required under Rule 31a-4 under the 1940 Act.

The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares every business day. The value of the Subsidiary’s shares will fluctuate with the value of its portfolio investments. The Subsidiary uses the same methodologies described above to price its shares.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of the Fund’s shares have traded at a premium or discount to the Fund’s NAV for the most recently completed calendar year and the completed calendar quarters thereafter will be available without charge at www.uscfinvestments.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends, if any, on an annual basis. The Fund intends to distribute its net realized capital gains, if any, to investors annually. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

BOOK ENTRY

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

DELIVERY OF SHAREHOLDER DOCUMENTS – HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

FREQUENT TRADING

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by Authorized Participants. The vast majority of trading in the Fund’s shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent trading. Cash purchases and redemptions of Creation Units can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, all of which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may become magnified as the frequency of cash purchases and redemptions of Creation Units by Authorized Participants increases. However, direct trading by Authorized Participants is critical to ensuring that Fund shares trade at or close to NAV.

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To minimize these potential negative consequences, the Fund employs fair valuation pricing and imposes transaction fees on Creation Unit transactions to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, if, in the discretion of the Adviser, it is determined to be necessary or appropriate, the Adviser will monitor trades by Authorized Participants for patterns of abusive trading, and in such case, the Fund reserves the right to not accept orders from Authorized Participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise not in the best interests of the Fund.

The Fund does not impose restrictions on, or monitor for, frequent trading activity in the secondary market. In determining not to restrict the frequency of purchases or sales, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders and (b) any attempts to market time by the Fund’s shareholders would result in negative impact to the Fund or its shareholders.

INVESTMENTS BY REGISTERED INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies (and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act), including shares of the Fund. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive rule (Rule 12d1-4), including that any such investment company enter into an agreement with the Fund.

TAX INFORMATION

The following is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of U.S. federal estate and gift tax and foreign, state, and local tax laws, in light of your unique circumstances. Additional tax information is contained in the SAI, which is incorporated herein and made a part of this Prospectus.

The Fund intends to qualify annually to be taxed as a RIC. To qualify as a RIC, the Fund must meet a number of requirements, including requirements as to the source of its income and the diversification of its assets. If the Fund meets those requirements, as well as certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax on income and gains from investments that are timely distributed to shareholders. If the Fund fails to qualify as a RIC or to satisfy the distribution requirements for any taxable year and certain reasonable cause and de minimis cure provisions are not available, the Fund will be subject to U.S. federal income tax at corporate rates on its taxable income (even if such income were distributed to its shareholders). In such a case, all distributions of the Fund’s earnings and profits will be taxed to you as dividend income, which, in general and subject to limitations under the Code, will constitute qualified dividend income in the case of individual shareholders and will be eligible for the dividends received deduction in the case of a corporate shareholder. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

Subject to the discussion below in “Tax Information about Investments in Commodities and the Subsidiary,” the Fund intends to treat any income it may derive from the Subsidiary as “qualifying income” for RIC source-of-income purposes. The remainder of this summary assumes that the Fund will qualify as a RIC and meet the minimum distribution requirements.

Unless you make your investment in shares through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences of the Fund making distributions or you selling shares. If you hold your investment in shares through a tax-exempt entity or tax-deferred retirement account, you should consult your own tax adviser to determine the tax consequences to you of an investment in the Fund’s shares.

Taxes on Dividends and Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated such gains, rather than how long you have owned your Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of realized net long-term capital gain over realized net short-term capital loss) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to the Fund’s Shareholders as long-term capital gains. For noncorporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will be taxable to the Fund’s shareholders as ordinary income. Distributions of investment income properly reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at rates applicable to long-term capital gains, provided holding periods and other requirements are met by the Fund and by you. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a non-taxable return of capital to the extent of a shareholder’s adjusted tax basis in the shares, and thereafter, as gain from the sale of shares. A shareholder’s adjusted tax basis in its shares will be reduced (but not below zero) by the amount of any distribution treated as a non-taxable return of capital.

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In general, distributions are subject to U.S. federal income tax in the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

Distributions (other than Capital Gain Dividends or dividends properly reported by us as interest-related dividends or short-term capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the United States or to non-U.S. entities (excluding pass-through entities or arrangements) will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to backup withhold and remit to the U.S. Department of the Treasury a percentage of the distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct U.S. taxpayer identification number, who was notified by the IRS that such shareholder has under-reported dividend or interest income, or who fails to certify that such shareholder is not subject to such withholding.

Taxes When Fund Shares are Sold

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent that Capital Gain Dividends were paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Tax Information about Investments in Commodities and the Subsidiary

Income from commodities and derivatives that provide direct exposure to commodities is generally not qualifying income for purposes of the RIC source-of-income requirements. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a CFC and that the Fund will be required to include certain income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income or if the income inclusion was derived with respect to the RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could be applied to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy or cause the Fund to fail to qualify as a RIC.

In addition, to maintain its qualification as a RIC, the Fund intends to limit its investment in the Subsidiary so that it does not constitute more than 25% of the Fund’s total assets as of the end of any quarter. The Fund also intends to limit its direct investments in commodities and commodity-linked derivatives in an effort to maintain its qualification as a RIC.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund or its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns.

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The Fund’s transactions involving derivatives instruments are subject to special and complex tax rules. These rules could therefore affect the amount, timing and character of distributions to shareholders. There remains a risk that the tax treatment of derivative instruments, such as commodity-linked notes, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Additional Medicare Tax

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% Medicare contribution tax applicable to certain individuals, estates, and trusts.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between (i) the sum of the fair market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate adjusted tax basis in the securities surrendered and any amount of cash paid. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between (i) the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units and (ii) the Authorized Participant’s adjusted tax basis in the Creation Units. The IRS, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities for shares cannot be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax adviser with respect to the tax treatment of any creation or redemption transaction.

ADDITIONAL NOTICES

Shares of the Fund are not sponsored, endorsed, or promoted by NYSE Arca. NYSE Arca has no obligation or liability to owners of the Fund’s shares in connection with the administration, marketing, or trading of Fund shares. NYSE Arca is not responsible for and has not participated in the determination or calculation of the equation by which Fund shares are redeemable.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of Fund shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

FINANCIAL HIGHLIGHTS

The Fund is newly organized and therefore has not yet had any operations as of the date of this Prospectus.

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USCF ADVISERS LLC
USCF ETF TRUST

PRIVACY POLICY

Effective Date: January 1, 2020
Last Updated: September 16, 2021

Introduction

This document sets forth the Privacy Policy of USCF Advisers LLC (the “Company”), and the USCF ETF Trust (the “Trust”), and each series of the Trust (individually, a “Fund” and together, the “Funds”) relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal legislation. The Company is an investment adviser registered with the Securities and Exchange Commission and a commodity pool operator registered with the Commodity Futures Trading Commission. This privacy policy applies to the nonpublic personal information of Fund investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information

In the course of doing business with Fund shareholders, the Company and the Trust may collect or have access to nonpublic personal information about Fund shareholders. “Nonpublic personal information” is personally identifiable financial information about Fund shareholders. For example, it includes Fund shareholders’ social security numbers, account balances, bank account information and investors’ holdings and transactions in shares of the Funds.

The Company and the Trust may collect this information from the following sources:

•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus); and
•	Information we may receive from shareholders.

Disclosure of Nonpublic Personal Information

The Company and the Trust do not sell or rent investor information of the Funds. The Company and the Trust only disclose nonpublic personal information collected about Fund investors as permitted by law. For example, the Company and the Trust may disclose nonpublic personal information about Fund investors:

•	To companies that act as service providers in connection with the administration and servicing of the Funds, which may include attorneys, accountants, auditors and other professionals; maintain shareholder accounts, and in connection with the servicing or processing of transactions of the Trust or the Funds;
•	To government entities, in response to subpoenas, court orders, judicial process or to comply with laws or regulations;
•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities, or to collect unpaid debts; and
•	When shareholders direct us to do so or consent to the disclosure, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the disclosure by the Company or the Trust of non-public personal information under the circumstances described above.

Protection of Investor Information

The Company and the Trust hold Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential. In addition, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law.

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The Company and the Trust maintain safeguards that comply with federal standards to protect Fund investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company and the Trust share Fund investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally.

The privacy policy of the Company and the Trust applies to both current and former Fund investors. The Company and the Trust will only disclose nonpublic personal information about a former Fund investor to the same extent as for a current Fund investor.

Your California Privacy Rights

If you are a California resident, California law provides you with specific rights regarding your personal information, including the right to request that we disclose certain information to you about the collection and use of your personal information over the past 12 months; the right to request that we delete any of your personal information that we have collected from you, subject to certain exceptions; and the right to opt-out of the “sale” of your personal information, as defined by California law. To make such a request, contact us at 1-800-920-0259 or www.uscfinvestments.com. Please note that we are only required to respond to two such requests per customer each year.

You also have the right not to be discriminated against if you exercise any of your rights under California privacy law.

The Company may have collected the following categories of personal information of California residents in the past 12 months:

•	Identifiers such as a name, Internet Protocol address, email address, or other similar identifiers.
•	Categories of personal information described in subdivision (e) of California Civil Code Section 1798.80.
•	Commercial information, including records of sales or purchases.
•	Internet or other electronic network activity information.
•	Geolocation data.
•	Professional or employment-related information.

Please note that these rights do not apply to personal information collected, processed, sold, or disclosed pursuant to the federal Gramm-Leach-Bliley Act and implementing regulations. Please review the privacy notices in the Appendix below for more information about how we collect, process, sell, and disclose personal information pursuant to these laws and regulations.

This information is collected and used for the purposes disclosed in this Privacy Policy. The Company has not sold personal information of California residents in the past 12 months. The Company may have disclosed any of the above categories of personal information pursuant to an individual’s consent or under a written contract with a service provider for a business purpose in the past 12 months.

Changes to Privacy Policy

The Company and the Trust may modify or amend this privacy policy from time to time. The Company will indicate the date when it was most recently updated and its effective date. If there are changes to the privacy policy in the future, a revised privacy policy with those changes will be communicated through an appropriate channel to Fund investors as long as they continue to be Fund investors.

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USCF ADVISERS LLC
USCF ETF TRUST

Privacy Notice
Rev. Sept. 2021

FACTS	WHAT DO USCF ADVISERS LLC (THE “COMPANY”) AND THE USCF ETF TRUST (THE “ETF TRUST”) DO WITH PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number

•   account balances

•   account transactions

•   transaction history

•   wire transfer instructions

•   checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Company and the ETF Trust choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or to report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions? Call 1-800-920-0259 or go to www.uscfinvestments.com

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What we do
How do the Company and the ETF Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Company and the ETF Trust collect my personal information?

We collect your personal information, for example, when you

■   open an account

■   provide account information

■   give us your contact information

■   make a wire transfer

■   tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes

■   information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

■   Our affiliates include companies which are subsidiaries of USCF Investments, Inc., such as United States Commodity Funds LLC.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ The Company and the ETF Trust do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Company and the ETF Trust do not conduct joint marketing.
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USCF ETF Trust

The SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference into this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as applicable.

To make shareholder inquiries, for more detailed information about the Fund, or to request the SAI or annual or semi-annual shareholder reports, as applicable, free of charge, please:

Call: 1-800-920-0259 Monday through Friday
8:30 a.m. – 6:00 p.m. (Eastern Time)

Write: USCF ETF Trust
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
Visit: www.uscfinvestments.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

USCF ETF Trust
1850 Mt. Diablo Blvd., Suite 640
Walnut Creek, CA 94596

The Fund is distributed by
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

USCF Advisers® is a registered mark of United States Commodity Funds LLC

Investment Company Act File No. 811-22930

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Statement of Additional Information

USCF Oil Plus Bitcoin Strategy Fund (WTIB)

December 2, 2025

USCF ETF TRUST

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current Prospectus (the “Prospectus”) for the USCF Oil Plus Bitcoin Strategy Fund (the “Fund”), a series of USCF ETF Trust (the “Trust”). A copy of the Prospectus may be obtained, without charge, by calling 1-800-920-0259 or visiting www.uscfinvestments.com, or writing to the Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer to sell securities.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on November 8, 2013, and operates pursuant to an Amended and Restated Declaration of Trust dated June 16, 2014. The Trust is authorized to have multiple segregated series or portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of multiple series, and the Fund is a non-diversified series of the Trust. This SAI relates only to the Fund. Other series may be added to the Trust in the future. The shares of the Fund are referred to herein as “shares.” The offering of shares is registered under the Securities Act of 1933 (the “Securities Act”).

The Fund and its wholly-owned Cayman Islands Subsidiary, USCF Cayman Commodity 10 (the “Subsidiary”) are managed by USCF Advisers LLC (the “Adviser”). The Adviser has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since July 1, 2014, and is a wholly-owned subsidiary of USCF Investments, Inc., formerly Wainwright Holdings, Inc. (“USCF Investments”). USCF Investments is a wholly-owned subsidiary of The Marygold Companies, Inc. (formerly Concierge Technologies, Inc.), a company publicly traded under the ticker symbol “MGLD” (“Marygold”). Mr. Nicholas Gerber, a former Trustee, along with certain family members and certain other shareholders, owns the majority of the shares in Marygold. USCF Investments continues to operate its business as a wholly-owned subsidiary of Marygold.

Shares trade on NYSE Arca, Inc. (the “Listing Exchange”) at a market price that may be below, at, or above the shares’ net asset value (“NAV”). The Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions. The Fund should not be relied upon as a complete investment program.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. Such institutions and large investors are referred to herein as “Authorized Participants.” The Fund generally offers, issues and redeems Creation Units in exchange for cash. The Fund reserves the right to permit or require Creation Units to be issued in-kind, in certain circumstances, although the Fund does not currently expect to do so. If in-kind creations are permitted or required, an investor must deposit a designated portfolio of securities per each Creation Unit constituting a substantial replication of the securities included in the Fund (“Deposit Securities”) and an amount of cash (the “Cash Component”) computed as discussed below.

Creation Units are aggregations of stipulated “blocks” of shares, and each block of the Fund is currently 5,000 shares. In the event of the liquidation of the Fund, the Fund may lower the number of shares in a Creation Unit.

The fiscal year end for the Fund is June 30.

EXCHANGE LISTING AND TRADING

There can be no assurance that the Fund will continue to meet the Listing Exchange’s requirements for listing shares. The Listing Exchange will consider the suspension of trading and delisting of the Fund’s shares if (i) following the initial 12-month period beginning at the commencement of trading, there are fewer than 50 beneficial owners of the Fund’s shares; (ii) the Fund fails to satisfy applicable continued listing requirements of the Listing Exchange; or (iii) such other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further trading on the Listing Exchange inadvisable.

As in the case of other stocks traded on the Listing Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Fund reserves the right to adjust the price levels of the shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is disclosed in the Prospectus. There can be no assurance that the Fund’s objective will be achieved. The investment objective of the Fund, and all other investment policies and practices of the Fund, other than the fundamental investment policies listed below, are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. Additional information about the Fund, its policies, and the investment instruments that it may hold is provided below.

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Fundamental Investment Policies

The investment restrictions set forth below have been adopted by the Board of Trustees (the “Board”) of the Trust as fundamental policies for the Fund. These policies cannot be changed with respect to the Fund without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. For purposes of the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of the vote of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Fund.

If any percentage restriction described below is complied with at the time of investment, a later increase or decrease in percentage resulting from a change in the value will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.

As a matter of fundamental policy, the Fund may not:

A.	Borrow money, except to the extent permitted by applicable law. To the extent that the Fund borrows money, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.
B.	Make loans except as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
C.	Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with investments in other investment companies.
D.	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities or other investments that are secured by real estate or invest in securities or other instruments issued by issuers that invest in real estate.
E.	Purchase or sell physical commodities except through its wholly-owned subsidiary, and to the maximum extent as permitted by the 1940 Act.
F.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief granted by the SEC.
G.	Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries except that the Fund may invest more than 25% of its total assets in investments that provide exposure to oil and bitcoin. (This limitation against industry concentration does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.)

As noted above, the Fund may not make loans except as permitted under the 1940 Act. Operating in compliance with provisions of the 1940 Act, such as Section 17 (Transactions of Certain Affiliated Persons and Underwriters) and Section 18 (Capital Structure) can inhibit the Fund’s ability to make loans.

Section 18 of the 1940 Act defines “senior security” and describes asset coverage requirements and permissible classes; such restrictions have been interpreted by the SEC Staff and subsequent rules and regulations have been issued.

INVESTMENT STRATEGIES AND RISKS

The Prospectus discloses the principal investment strategies and principal investment risks of the Fund. This section of the SAI provides additional information about the Fund’s investment strategies and its investment risks. The discussion below supplements, and should be read in conjunction with, the Prospectus.

Additional Information about Investment Strategies

Cayman Islands Subsidiary. Although the Fund may invest its assets directly in Oil Futures and Bitcoin Investments (each term as defined in the Prospectus), the Fund primarily invests in Oil Futures and Bitcoin Investments indirectly by investing up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by the Adviser and has the same investment objective as the Fund. The assets of the Subsidiary are subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in Oil Futures and Bitcoin Investments. The Subsidiary may invest in certain investments that the Fund is restricted or limited from investing in directly. Investing in the Subsidiary will permit the Fund to have greater exposure to commodities markets while maintaining compliance with U.S. federal income tax requirements applicable to regulated investment companies under the 1940 Act.

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The Fund and the Subsidiary are each subject to regulation by the Commodity Futures Trading Commission (“CFTC”) as a commodity pool. The Adviser is registered as a commodity pool operator (“CPO”) of the Fund and the Subsidiary under the Commodity Exchange Act, as amended (“CEA”) and the rules and regulations promulgated thereunder, and therefore, is subject to the rules and regulations of the CFTC and the National Futures Association. The Adviser does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to the Fund.

The Subsidiary is not registered as an investment company under the 1940 Act, and is not subject to all the investor protections of the 1940 Act. However, the Fund will wholly-own and control the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or the Fund’s shareholders. The Board has oversight responsibility for the investment activities of the Fund, including the Fund’s investment in the Subsidiary and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary follows the same compliance policies and procedures as the Fund. The Fund and the Subsidiary test for compliance with certain investment restrictions and limitations on a consolidated basis. Changes in the laws of the Cayman Islands, under which the Subsidiary is incorporated, could result in the inability of the Fund to effect its desired investment strategy. In addition, changes in the tax laws in either the U.S. or the Cayman Islands might negatively impact the Fund and its investors.

The Cayman Islands currently does not impose any income tax, corporate tax, capital gains tax or withholding tax, on the Subsidiary. If the laws of the Cayman Islands were changed and the Subsidiary were required to pay Cayman Islands taxes, this may impact the Fund’s return based upon the percentage of assets allocated to commodities at that time.

Unless specifically stated otherwise, to the extent that this SAI references securities or other assets in which the Fund may invest or may not invest, or the Fund’s expectations, risks or obligations with respect to any such investments, the Subsidiary may or may not invest in those same assets and would have the same expectations and would be subject to the same risks and obligations.

Bitcoin ETPs. The Fund will invest in shares of one or more bitcoin exchange-traded products (“Bitcoin ETPs”) which are exchange-traded products (“ETPs”) that primarily hold bitcoin and which generally seek to reflect the performance of the price of bitcoin before the payment of the Bitcoin ETP’s expenses. The Fund will invest only in shares of Bitcoin ETPs listed on a U.S. national securities exchange. The Fund expects to purchase shares of Bitcoin ETPs in the secondary market at their market prices, which may be highly volatile and may not closely correspond to either the NAV per share of the Bitcoin ETP or the price of bitcoin. Bitcoin ETPs are passively managed and do not pursue active management investment strategies, and their sponsors do not actively manage the bitcoin held by the ETP. This means that the sponsor of the ETP does not sell bitcoin at times when its price is high or acquire bitcoin at low prices in the expectation of future price increases. Shares of Bitcoin ETPs may trade at premiums (i.e., the market price of the shares is more than the NAV) or discounts (i.e., the market price of the shares is less than the NAV), which may be significant. The risk that share prices differ from the Bitcoin ETP’s NAV and/or the price of bitcoin is likely to increase during times of market volatility or stressed market conditions. Under such conditions, the market for shares of Bitcoin ETPs may become less liquid making it difficult for the Fund to either increase or decrease its investment exposure to Bitcoin ETPs. Although the shares of a Bitcoin ETP are not the exact equivalent of a direct investment in bitcoin, they provide investors with an alternative that constitutes a relatively cost-effective way to obtain bitcoin exposure through the securities market. The Fund will not invest in bitcoin directly.

Bitcoin ETPs are new products that commenced trading in January 2024 and, therefore, have limited financial and operating histories. To the extent the Fund invests in Bitcoin ETPs, such investment exposure subjects the Fund to many of the same risks as an investment in bitcoin, including those described elsewhere in this SAI. As a shareholder in a Bitcoin ETP, the Fund bears its proportionate share of the Bitcoin ETP’s expenses, subjecting Fund shareholders to duplicative expenses. Further, Bitcoin ETPs are not registered as investment companies under the 1940 Act and are not subject to regulation by the SEC as an investment company. Consequently, shareholders of a Bitcoin ETP do not have the regulatory protections provided to investors in registered investment companies. For example, the provisions of the 1940 Act, among other things, limit transactions with affiliates, prohibit the suspension of redemptions (except under certain limited circumstances), and limit sales loads, all of which do not apply to Bitcoin ETPs. The sponsors of Bitcoin ETPs generally are not registered with the SEC as investment advisers and are not subject to regulation by the SEC as such in connection with their activities in support of the Bitcoin ETPs. Consequently, the Subsidiary (and the Fund) do not have the regulatory protections provided to advisory clients of SEC-registered investment advisers. Bitcoin ETPs are also not commodity pools for purposes of the CEA and are not otherwise regulated by the CEA or subject to registration with or oversight by the CFTC.

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Bitcoin Futures. The Fund will invest only in cash-settled bitcoin futures (“Bitcoin Futures”) traded on exchanges including, but not limited to, the Chicago Mercantile Exchange. Bitcoin Futures are relatively new investments and commenced trading on the Chicago Mercantile Exchange in 2017. As a result, the markets for Bitcoin Futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the Bitcoin Futures markets have grown substantially since the investment commenced trading, there can be no assurance that this growth will continue. The price of bitcoin could drop precipitously (including to zero), which would be expected to have a similar impact on the prices of Bitcoin Futures. In addition, unlike the exchanges for more traditional assets, such as equity securities and futures contracts (including the Chicago Mercantile Exchange with respect to Bitcoin Futures), bitcoin and bitcoin trading venues are largely unregulated. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation and investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes.

In order to maintain its sought-after exposure to the daily returns of bitcoin, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. When rolling futures contracts that are in backwardation, the Fund will close its long position by buying the expiring contract at a relatively lower price and selling a longer-dated contract at a relatively higher price. The presence of backwardation will positively affect the performance of the Fund. When rolling long futures contracts that are in contango, the Fund will close its long position by buying the expiring contract at a relatively higher price and selling a longer-dated contract at a relatively lower price. The presence of contango will negatively affect the performance of the Fund. See “Commodity Futures” below.

The Fund expects to gain its sought-after exposure to the daily returns of bitcoin by investing a portion of its assets in the Subsidiary. The Fund invests in Bitcoin Futures indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this SAI, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year.

Derivatives. The Fund uses derivative instruments as part of its investment strategies. Generally, derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts and swap agreements. Derivatives may also include financial instruments such as reverse repurchase agreements and similar financial transactions if certain conditions are met. The Fund’s use of derivative instruments will be underpinned by investments in short-term, high-quality instruments, such as U.S. money market securities. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. The Fund may also take a short position through a derivative. Derivatives can be volatile and may involve significant risks.

Commodity Futures. The Fund invests in commodity futures contracts. A commodity futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, at a specified price, date, time and place. Commodity futures contracts are traded on futures exchanges that provide a central marketplace to negotiate and transact futures contracts, a clearing corporation to process trades, and a secondary market. Futures exchanges provide standardization with regards to certain key features such as expiry dates, contract sizes and terms and conditions of delivery. The clearinghouse of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

Commodity futures contract prices are generally comprised of the price of the relevant commodity as well as the costs of storing the physical commodity. Storage costs include (i) the time value of money invested in the physical commodity, (ii) plus the costs of storing the commodity, (iii) less any benefits of owning the physical commodity not obtained by the holder of a futures contract (the “convenience yield”).

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When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant (“FCM”) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. Additionally, when the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities in an account with the FCM.

A futures contract held by the Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin may be calculated such that (i) both profits and losses on the contract are exchanged daily between the exchange and the Fund, or (ii) only the losses are realized daily, and profits are only realized at the end of the contract. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark to market its open futures positions.

As futures contracts near expiry, they are generally replaced with a later dated contract in a process known as “rolling”. This involves selling the contracts before they expire and purchasing similar contacts that have a later expiry date. Any difference between the price for the nearer delivery month contract and the price for distant month contract is known as a “roll yield” and this can be either a positive amount or a negative amount. Futures contracts may be satisfied at expiry by delivery of the relevant commodity from one party to the other, however, the Fund is not permitted to take physical delivery of commodities.

If the market for futures contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. Contango and backwardation (if the price of the near month futures contract is higher than the next futures month contract) may impact the total return on investment in shares of the Fund relative to spot prices of the commodities in which the Fund holds futures. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so.

Commodity futures contracts may also be subject to additional risks that could negatively impact the value of the Fund’s investments, including: (i) storage costs, which may be reflected in the price of a commodities futures contract if it is physically settled; (ii) changes in the rate of inflation and reduced economic growth, which can impact the spot price of an underlying commodity; (iii) natural disasters, agricultural or livestock disease, war, violence, disruptive activity caused by political unrest, attacks or threats of attack by terrorists, geopolitical events, strikes, embargoes and tariffs, and other factors may have a significant impact on commodity prices and the value of the Fund’s investments in commodity futures contracts; and (iv) various dynamics in the commodities markets that could cause the Fund to purchase a commodity futures contract at a higher price than it otherwise would. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials. The energy sector has experienced increased volatility as a result of conflicts in the Middle East and the Russia-Ukraine war.

In addition, foreign futures exchanges may impose trading, settlement, and margin requirements that differ from those imposed by U.S. exchanges. Foreign futures contracts may not involve a clearing mechanism or related guarantees and, therefore, may be subject to a greater risk of loss than futures contracts traded in the United States. To the extent margin payments for a foreign futures contract are measured in a foreign currency, the foreign futures contract may also involve currency risk. Foreign futures exchanges have in the past, and may again in the future, suspend and/or cancel trades in derivatives contracts traded on those exchanges.

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Foreign Securities. The Fund may invest in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Fund’s Prospectus and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging economies.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect the Fund’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

Investments in foreign securities often involve currencies of foreign countries. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Fund may be subject to currency exposure independent of its securities positions. To the extent that the Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. To the extent that a portion of the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. The Fund’s net currency positions may expose it to risks independent of its securities positions.

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, and practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the U.S. and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the U.S., and the legal remedies for investors may be more limited than the remedies available in the U.S. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Fund’s assets are uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

As described more fully below, the Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of, or ignored internationally accepted standards of due process against, private companies. In addition, a country may take these and other retaliatory actions against a specific private company, including the Fund or the Adviser. There may not be legal recourse against these actions. In addition, the Fund or the Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization.

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Options on Futures. The Fund may purchase and sell options on futures. An option on a futures contract possesses many of the same characteristics as options on securities and indexes. An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract, the current market value of the option and other futures positions held by the Fund.

Swaps. The Fund may enter into swaps and options to enter into swap agreements (called “swaptions”). Generally, swaps are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap are those of a particular investment, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities or investments representing a particular index. Swaps can also be based on credit and other events.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. When the Fund enters into a cleared swap, it must deliver initial margin to the central counterparty (via the FCM). During the term of the swap agreement, a variation margin is required to be paid by the Fund or may be received by the Fund. Specifically, if the value of the Fund’s cleared swap declines, the Fund will be required to make variation margin payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will make variation margin payments to the Fund’s account. At the conclusion of the term of the swap, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. Uncleared swaps are customarily documented using the International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of derivatives market participants that has developed standardized contracts for bilateral derivatives transactions. In the event that one party to an uncleared swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. During the term of an uncleared swap, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

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A swaption generally is an over-the-counter option that gives the buyer of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap, or to extend, terminate or otherwise modify the terms of an existing swap. The writer (seller) of a swaption receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap upon the exercise of the swaption by the buyer. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the swaption expire unexercised, plus any related transaction costs.

Other Investment Companies and Pooled Investment Vehicles. The Fund may invest in securities of other investment companies, including registered investment companies that are ETFs. The Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies. For example, some vehicles which are commonly referred to as “exchange traded funds” may not be registered investment companies because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the underlying fund’s or vehicle’s advisory and administrative fees with respect to assets so invested.

The 1940 Act limits the extent to which the Fund may invest in other investment companies. Pursuant to Section 12(d)(1)(A), the Fund may invest in the securities of another investment company (the “acquired fund”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (1) more than 3% of the total outstanding voting stock of the acquired fund; (2) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (3) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. The limitations described above do not apply to investments in money market funds subject to certain conditions. The Fund may exceed certain limits set forth in Section 12(d)(1)(A) by relying on statutory exemptions, such as Section 12(d)(1)(F) and accompanying Rule 12d1-3, or by complying with Rule 12d1-4. Rule 12d1-4 permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1)(A), subject to certain conditions, including that the funds enter into a fund of funds investment agreement. Under the 1940 Act, private funds relying on Section 3(c)(1) and 3(c)(7) are subject to the 3% limitation on investments in registered funds, however, private funds are not permitted to rely on Rule 12d1-4 to invest beyond any of the Section 12(d)(1)(A) limitations that are applicable to them.

Treasuries. The Fund may invest in U.S. Government securities. U.S. Government securities include U.S. Treasury obligations (“Treasuries”) and securities issued or guaranteed by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. Treasuries are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government.

Money Market Instruments. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis. The instruments in which the Fund may invest include: (1) short-term obligations issued by the U.S. Government; (2) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (3) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by S&P Global, or, if unrated, of comparable quality as determined by the Adviser; and (4) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Repurchase Agreements. Repurchase agreements are instruments under which the Fund acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. Repurchase agreements expose the Fund to the risk that the counterparty defaults on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement. In this circumstance, the Fund could lose money if the underlying instruments used as collateral lose their value before they can be sold. The Fund may enter into repurchase agreements that are cleared through the Fixed Income Clearing Corporation (“FICC”). In a FICC cleared transaction, the Fund would permit the seller’s obligation to be novated to FICC pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. In such case, the FICC would become the Fund’s counterparty. FICC acts as the common counterparty to all repurchase transactions that enter its netting system and guarantees that participants will receive their cash or securities collateral (as applicable) back at the close of the repurchase transaction. While this guarantee is intended to mitigate counterparty/credit risk that exists in the case of a bilateral repurchase transaction, the Fund would be exposed to risk of delays or losses in the event of a bankruptcy or other default or nonperformance by FICC or the FICC sponsoring member through which the Fund acts in connection with such transactions.

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Exchange Traded Notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities that are based upon the performance of a market index and are issued by an underwriting bank. The value of an ETN will fluctuate as the value of the market index fluctuates, which can cause sudden and unpredictable changes in the value of the ETN. ETNs are subject to risk of default by the issuer and risk of downgrade of the issuer’s credit rating. ETNs are also exposed to illiquidity risk. There may be no willing purchaser or the issuer may restrict the redemption amount or its redemption date.

Exchange Traded Products. In addition to ETNs, the Fund may invest in other ETPs. Through its positions in ETPs, the Fund will be subject to the risks associated with such ETP’s investments, including the possibility that the value of the securities or instruments held by or linked to an ETP could decrease. An ETP’s lack of liquidity can result in its value being more volatile than the underlying portfolio investment or reference asset/benchmark component. In addition, certain ETPs may hold common portfolio positions, thereby reducing any diversification benefits.

Additional Information about Investment Risks

An investment in the Fund should be made with an understanding that the value of the portfolio held by the Fund may fluctuate in accordance with changes in the market and other factors.

Bitcoin Investing Risks. The Fund is indirectly exposed to the risks of investing in bitcoin through its investments in Bitcoin Futures and Bitcoin ETPs. Bitcoin is a new and highly speculative investment. The risks associated with bitcoin include the following:

•	Bitcoin is a new technological innovation with a limited history. There is no assurance that usage of bitcoin will continue to grow. A contraction in the use of bitcoin may result in increased volatility or a reduction in the price of bitcoin, which could adversely impact the value of the Fund. Legal or regulatory changes may negatively impact the operation of the decentralized, open-source protocol and network that bitcoin is based on (the “Bitcoin Network”) or restrict the use of bitcoin. The Bitcoin Network was launched in January 2009, platform trading in bitcoin began in 2010, and Bitcoin Futures trading began in 2017, each of which limits a potential shareholder’s ability to evaluate an investment in the Fund.
•	The Fund’s investments in Bitcoin Futures and Bitcoin ETPs are exposed to risks associated with the price of bitcoin, which is subject to numerous factors and risks. The price of bitcoin is impacted by numerous factors, including:
o	The total and available supply of bitcoin, including the possibility that a small group of early bitcoin adopters hold a significant proportion of the bitcoin that has thus far been created and that sales of bitcoin by such large holders may impact the price of bitcoin;
o	Global bitcoin demand, which is influenced by the growth of retail merchants’ and commercial businesses’ acceptance of bitcoin as payment for goods and services, the security of online digital asset trading platforms and public bitcoin addresses that hold bitcoin, the perception that the use and holding of bitcoin is safe and secure, the lack of regulatory restrictions on their use, and the reputation regarding the use of bitcoin for illicit purposes;
o	Global bitcoin supply, which is influenced by similar factors as global bitcoin demand, in addition to fiat currency (i.e., government currency not backed by an asset such as gold) needs by miners and taxpayers who may liquidate bitcoin holdings to meet tax obligations;
o	Investors’ expectations with respect to the rate of inflation of fiat currencies and deflation of bitcoin;
o	Foreign exchange rates between fiat currencies and digital assets such as bitcoin;
o	Interest rates;
o	The continued operation of digital asset trading platforms in the United States and foreign jurisdictions, including their regulatory status, trading and custody policies, and cyber security;
o	Investment and trading activities of large investors, including private and registered funds, that may directly or indirectly invest in bitcoin;
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o	Regulatory measures, if any, that restrict the use of bitcoin as a form of payment or the purchase or sale of bitcoin, including measures that restrict the direct or indirect participation in the bitcoin market by financial institutions or the introduction of bitcoin instruments;
o	The maintenance and development of the open-source software protocol of the Bitcoin Network;
o	Increased competition from other digital assets, including forks of the Bitcoin Network;
o	Developments in the information technology sector;
o	Global or regional political, economic or financial events and situations;
o	Investor or Bitcoin Network participant sentiments on the value or utility of bitcoin; and
o	The dedication of mining power to the Bitcoin Network and the willingness of bitcoin miners to clear bitcoin transactions for relatively low fees.

Negative developments in any of these factors could adversely impact an investment in the Fund.

•	A decline in the adoption of bitcoin could negatively impact the performance of the Fund. As a new asset and technological innovation, the bitcoin industry is subject to a high degree of uncertainty. The adoption of bitcoin will require growth in its usage for various applications that include retail and commercial payments, cross-border and remittance transactions, speculative investment and technical applications. Adoption of bitcoin will also require an accommodating regulatory environment. A lack of expansion in usage of bitcoin could adversely affect the Bitcoin Futures and Bitcoin ETPs in which the Fund invests. In addition, there is no assurance that bitcoin will maintain its value over the long-term. The value of bitcoin is subject to risks related to its usage. Even if growth in bitcoin adoption occurs in the near or medium-term, there is no assurance that bitcoin usage will continue to grow over the long-term. A contraction in use of bitcoin may result in increased volatility or a reduction in the price of bitcoin, which would adversely impact the value of the Fund’s shares. Recently, bitcoin has come under scrutiny for its environmental impact, specifically the amount of energy consumed by bitcoin miners. Some companies have indicated they will cease accepting bitcoin for certain kinds of purchases due to such environmental concerns. To the extent such concerns persist, the demand for bitcoin and the speed of its adoption could be suppressed.
•	Bitcoin trading prices are volatile, and shareholders could lose all or substantially all of their investment in the Fund. Speculators and investors who seek to profit from trading and holding bitcoin generate a significant portion of bitcoin demand. Bitcoin speculation regarding future appreciation in the value of bitcoin may inflate and make more volatile the price of a bitcoin. As a result, bitcoin may be more likely to fluctuate in value due to changing investor confidence in future appreciation in the price of bitcoin.
•	Regulation of participants in the bitcoin ecosystem continues to evolve in both the U.S. and foreign jurisdictions, which may restrict the use of bitcoin or otherwise impact the demand for bitcoin. As a technology, the Bitcoin Network is governed by its internal protocols and source code; however, the use by individuals or businesses of the Bitcoin Network and bitcoin may be subject to government regulation. Both domestic and foreign regulators and governments have increased focus on the use of the Bitcoin Network and bitcoin since 2013. In the U.S., federal and certain state authorities have exercised jurisdiction over specific uses of the Bitcoin Network and bitcoin, typically in the context of money service business regulation. Some foreign regulators and governments have exercised similar regulatory oversight; however, other jurisdictions have determined that regulatory action was premature or that the use of the Bitcoin Network should be prohibited or limited for reasons such as incompatibility with capital controls or financial system risks. Bitcoin market disruptions and resulting governmental interventions are unpredictable, and may make bitcoin illegal altogether. Future foreign regulations and directives may conflict with those in the U.S., and such regulatory actions may restrict or make bitcoin illegal in foreign jurisdictions. Future regulations and directives may impact the demand for bitcoin, and may also affect the ability of digital asset trading platforms to operate and for other market participants to enter into bitcoin transactions. To the extent that future regulatory actions or policies limit or restrict bitcoin usage, bitcoin trading or the ability to convert bitcoin to fiat currencies, the demand for bitcoin may be reduced, which may adversely affect investment in the Fund’s shares. Regulation of bitcoin continues to evolve, the ultimate impact of which remains unclear and may adversely affect, among other things, the availability, value or performance of bitcoin and, thus, the Bitcoin Futures and Bitcoin ETPs in which the Fund invests. Moreover, in addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment strategies. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.
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•	Sales of newly mined bitcoin may cause the price of bitcoin to decline, which could negatively affect an investment in the Fund. Approximately 900 newly mined bitcoin are created each day. If the parties engaged in bitcoin mining choose not to hold the newly mined bitcoin, and, instead, make them available for sale, there can be downward pressure on the price of bitcoin. A bitcoin mining operation may be more likely to sell a higher percentage of its newly created bitcoin, and more rapidly so, if it is operating at a low profit margin, thus reducing the price of bitcoin. Lower bitcoin prices may result in further tightening of profit margins for miners and worsening profitability, thereby potentially causing even further selling pressure. Decreasing profit margins and increasing sales of newly mined bitcoin could result in a reduction in the price of bitcoin, which could adversely impact an investment in the Fund.
•	Disruptions at digital asset trading platforms and potential consequences of a digital asset trading platform’s failure could adversely affect an investment in the Fund. Digital asset trading platforms operate websites on which users can trade bitcoin for U.S. dollars, other government currencies or other digital assets. Trades on digital asset trading platforms are unrelated to transfers of bitcoin between users via the Bitcoin Network. Bitcoin trades on digital asset trading platforms are recorded on the digital asset trading platform’s internal ledger only, and each internal ledger entry for a trade will correspond to an entry for an offsetting trade in U.S. dollars, other government currency or other digital asset. Digital asset trading platforms have a limited history. Since 2009, several digital asset trading platforms have been closed or experienced disruptions due to fraud, failure, security breaches or distributed denial of service attacks a/k/a “DDoS Attacks.” A DDoS attack is a malicious attempt to disrupt the normal traffic of network by overwhelming the target or its infrastructure with a flood of internet traffic. In many of these instances, the customers of such exchanges were not compensated or made whole for the partial or complete losses of their funds held at the exchanges. In 2014, the largest digital asset trading platform at the time, Mt. Gox, filed for bankruptcy in Japan amid reports the exchange lost up to 850,000 bitcoin, valued then at over $450 million. Digital asset trading platforms are also appealing targets for hackers and malware. In August 2016, Bitfinex, a digital asset trading platform located in Hong Kong, reported a security breach that resulted in the theft of approximately 120,000 bitcoin valued at the time at approximately $65 million, a loss which was socialized and allocated to all Bitfinex account holders, regardless of whether the account holder held bitcoin or cash in their account. In November 2022, FTX Trading Ltd. (“FTX”), a major digital asset trading platform, filed for bankruptcy following a halt in customer withdrawals. The potential for instability of digital asset trading platforms and the closure or temporary shutdown of exchanges due to fraud, business failure, hackers, DDoS attack or malware, or government-mandated regulation may reduce confidence in bitcoin, which may result in greater volatility in bitcoin.
•	Demand for bitcoin is driven, in part, by its status as the most prominent and secure digital asset. It is possible that a digital asset other than bitcoin (often referred to as “Altcoins”) could have features that make it more desirable to a material portion of the digital asset user base, resulting in a reduction in demand for bitcoin, which could have a negative impact on the price of bitcoin and adversely affect the Bitcoin Futures and Bitcoin ETPs in which the Fund invests. The Bitcoin Network and bitcoin, as an asset, hold a “first-to-market” advantage over other digital assets. This first-to-market advantage is driven in large part by having the largest user base and, more importantly, the largest combined mining power in use to secure the “Bitcoin Blockchain” (which is a digital public recordkeeping system or ledger) and transaction verification system. Having a large mining network results in greater user confidence regarding the security and long-term stability of a digital asset’s network and its blockchain; as a result, the advantage of more users and miners makes a digital asset more secure, which makes it more attractive to new users and miners, resulting in a network effect that strengthens the first-to-market advantage. Bitcoin also enjoys significantly greater acceptance and usage than other digital asset networks in the retail and commercial marketplace, due in large part to the relatively well-funded efforts of payment processing companies. Despite the marked first-mover advantage of the Bitcoin Network over other digital assets, it is possible that an Altcoin could become materially popular due to either a perceived or exposed shortcoming of the Bitcoin Network protocol that is not immediately addressed by the bitcoin developers or a perceived advantage of an Altcoin that includes features not incorporated into bitcoin. For example, the development of digital self-executing contracts (also known as “smart contracts” or “DeFi”) on the Ethereum network has permitted the value of its native unit (ether) to rival bitcoin for periods of time. If an Altcoin obtains significant market share (either in market capitalization, mining power or use as a payment technology), this could reduce bitcoin’s market share and have a negative impact on the demand for, and price of, bitcoin.
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•	Miners may cease expanding processing power to create blocks and verify transactions if they are not adequately compensated. Miners generate revenue from both newly created bitcoin (known as the “block reward”) and from fees taken upon verification of transactions. If the aggregate revenue from transaction fees and the block reward is below a miner’s cost, the miner may cease operations. An acute cessation of mining operations would reduce the collective processing power on the Bitcoin Blockchain, which would adversely affect the transaction verification process by temporarily decreasing the speed at which blocks are added to the Bitcoin Blockchain and make the Bitcoin Blockchain more vulnerable to a malicious actor obtaining control in excess of 50 percent of the processing power on the Bitcoin Blockchain. Reductions in processing power could result in material, though temporary, delays in transaction confirmation time. Any reduction in confidence in the transaction verification process or mining processing power may adversely impact the price of bitcoin. Furthermore, the block reward will decrease over time. In April 2024, the block reward was reduced from 6.25 to 3.125 bitcoin, and it will further reduce to 1.5625 bitcoin in 2028. As the block reward continues to decrease over time, the mining incentive structure will transition to a higher reliance on transaction verification fees in order to incentivize miners to continue to dedicate processing power to the Bitcoin Blockchain. If transaction verification fees become too high, the marketplace may be reluctant to use bitcoin. Decreased demand for bitcoin may adversely affect its price, which may adversely affect an investment in the Fund.
•	Bitcoin Network development contributors could propose amendments to the Bitcoin Network’s protocols and software that, if accepted and authorized by large groups of Bitcoin Network users, could adversely affect an investment in the Fund. The Bitcoin Network is an open-source project meaning that any developer or computer scientist may review, propose changes to and develop software clients for the Bitcoin Network protocols. Although a small group of individuals referred to as the core developers previously exercised significant influence over the direction of Bitcoin Network development, no single party or group controls what refinements or improvements to the Bitcoin Network’s source code are proposed, approved or produced as upgrades or new software clients for Bitcoin Network users. A software update or new software client may alter the protocols and software that govern the Bitcoin Network and the properties of bitcoin, including the irreversibility of transactions and limitations on the mining of new bitcoin. When a modification is introduced and a substantial majority of users and miners consent to the modification, the change is implemented, and the Bitcoin Network remains uninterrupted. However, if less than a substantial majority of users and miners consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “fork” (i.e., “split”) of the Bitcoin Network (and the Bitcoin Blockchain), with one prong running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of the Bitcoin Network running in parallel, but with each version’s underlying asset and blockchain lacking interchangeability. Additionally, a fork could be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. Although several chain forks have been addressed by community-led efforts to merge the two chains, such a fork could adversely affect bitcoin’s viability. It is possible, however, that a substantial number of bitcoin users and miners could adopt an incompatible version of bitcoin while resisting community-led efforts to merge the two chains. This would result in a permanent fork. On August 1, 2017, after extended debates among developers as to how to improve the Bitcoin Network’s transaction capacity, the Bitcoin Network was forked by a group of developers and miners resulting in the creation of a new blockchain, which underlies the new digital asset “Bitcoin Cash” alongside the original Bitcoin Blockchain. Bitcoin and Bitcoin Cash now operate on separate, independent blockchains. Although the Bitcoin Network remained unchanged after the fork, it is unclear how such actions will affect the long-term viability of bitcoin and, accordingly, may adversely affect an investment in the Fund.
•	The decentralized structure of Bitcoin Network software development may prevent the formation of a consensus on how to improve and modify the Bitcoin Network, which could prevent needed or desirable updates and thereby adversely impact an investment in the Fund. The lack of a formal or informal centralized structure in the development of Bitcoin Network means that parties with potentially competing motives and incentives must generate a consensus on how best to improve key elements of the Bitcoin Network protocols, such as how best to increase the transaction capacity of the Bitcoin Network. If developer proposals to improve the Bitcoin Network’s protocols are incapable of obtaining an overwhelming consensus for adoption, a proposal may either be abandoned or indefinitely delayed pending the formation of consensus or the proposal may result in a fork. If a desirable or necessary improvement to the Bitcoin Network protocols is not implemented, it may have a negative impact on the functioning of the Bitcoin Network or the growth of user adoption. Any such delay may, therefore, have a negative impact on the secondary market price of bitcoin and the Bitcoin Futures and Bitcoin ETPs in which the Fund invests.
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•	The open-source structure of the Bitcoin Network protocol means that the contributors to the protocol are generally not directly compensated for their contributions in maintaining and developing the protocol. A failure to properly monitor and upgrade the protocol could damage the Bitcoin Network and, therefore, an investment in the Bitcoin Futures and Bitcoin ETPs in which the Fund invests. As the Bitcoin Network protocol is not sold and its use does not generate revenues for contributors, contributors are generally not compensated for maintaining and updating the Bitcoin Network protocol. Although some bitcoin industry participants have funded core developers, this type of financial incentive is not typical. The lack of guaranteed financial incentive for contributors to maintain or develop the Bitcoin Network and the lack of guaranteed resources to adequately address emerging issues with the Bitcoin Network may reduce incentives to address the issues adequately or in a timely manner. This may have a negative impact on the secondary market price of bitcoin and an investment in the Fund.
•	Intellectual property rights claims may adversely affect the operation of the Bitcoin Network. Third parties may assert intellectual property claims relating to the holding and transfer of digital assets and their source code. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the Bitcoin Network’s long-term viability or the ability of end-users to hold and transfer bitcoin may adversely affect an investment in the Fund. Additionally, a meritorious intellectual property claim could prevent end-users from accessing the Bitcoin Network or holding or transferring their bitcoin. As a result, an intellectual property claim could adversely affect an investment in the Bitcoin Futures and Bitcoin ETPs in which the Fund invests.
•	A malicious actor may attack the Bitcoin Network in an effort to prevent its function, which may adversely impact an investment in the Fund. A malicious actor may attack the Bitcoin Network in a number of ways, including a “50 Percent Attack” or a spam attack. If a malicious actor obtains a majority of the processing power (referred to herein as “aggregate hashrate”) dedicated to mining on the Bitcoin Network, it will be able to exert unilateral control over the addition of blocks to the Bitcoin Blockchain. As long as the malicious actor enjoys this majority it may be able to “double-spend” its own bitcoin (i.e., spend the same bitcoin in two or more conflicting transactions) as well as prevent the confirmation of other bitcoin transactions. If such a scenario were to materialize, it could adversely affect an investment in the Fund. More simply, a malicious actor could attempt to flood the pool of unconfirmed transactions (known as the “mempool”) with tens of thousands of transactions in an effort to significantly slow the confirmation of legitimate transactions across the Bitcoin Network. Such a delay, if sustained for extended periods of time, could negatively impact the secondary market price of bitcoin. These or any other form of attack on the Bitcoin Network could adversely affect an investment the Bitcoin Futures and Bitcoin ETPs in which the Fund invests.
•	In the event of widespread disruption to the Internet, the market for bitcoins may become dangerously illiquid. The Bitcoin Network’s functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of the Bitcoin Network and adversely affect the Bitcoin Futures and Bitcoin ETPs in which the Fund invests. In addition, certain features of the Bitcoin Network, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

Borrowing Risk. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.

Commodity Risk. The Fund’s investments in commodities or commodity-linked investments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The prices of commodities and commodity-linked investments may be affected by a number of factors, including overall market movements, foreign currency exchange rates, changes in interest rates, or supply and demand factors affecting a particular industry or commodity market, such as drought, floods, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber hacking, economic and political developments, environmental proceedings, tariffs, changes in storage costs, availability of transportation systems, and international economic, political and regulatory developments. The prices of commodities and commodity-linked investments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds, and cash. Investments in commodities and commodity-linked investments can also present risks associated with delivery, custody, storage and maintenance, illiquidity, and the inability to accurately value a commodity or commodity-linked investment. These risks may be compounded by the impairment of the Fund’s ability to sell its commodity and commodity-linked portfolio holdings in a timely manner or for full value. Each of these factors and events could have a significant negative impact on the Fund.

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Correlation Risk. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of futures contracts, and the possibility of an illiquid market for a futures contract. Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to the Fund.

Credit Risk. Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other investments to implement its investment strategy.

When the Fund purchases futures contracts, it is exposed to the credit risk that the counterparty will not be able to meet its obligations. The counterparty for a futures contract is the clearinghouse associated with the particular exchange. In general, in addition to margin required to be posted by the clearinghouse in connection with cleared trades, clearinghouses are backed by their members who may be required to share in the financial burden resulting from the nonperformance of one of their members and, therefore, this additional member support should significantly reduce credit risk. Neither the Fund nor the Subsidiary is currently a member of any clearinghouse. Some foreign exchanges are not backed by their clearinghouse members but may be backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty or clearinghouse, or their members or their financial backers, will satisfy their obligations in such circumstances. The Adviser attempts to manage credit risk by following various trading limitations and policies. In particular, the Fund generally posts margin and/or holds liquid assets that are approximately equal to the market value of its obligations to counterparties under the futures contracts it holds. The Adviser intends to execute and clear trades only with parties perceived to be creditworthy and/or requiring the posting of collateral or margin by such parties to limit credit exposure. Each FCM of the Fund, or any other broker that may be retained by the Fund in the future, when accepting orders to purchase or sell futures contracts on U.S. exchanges on behalf of the Fund, is required by CFTC regulations to separately account for and segregate as belonging to the Fund all assets of such entity relating to its domestic futures contracts trading. These FCMs are not allowed to commingle assets of the Fund with the FCM’s other assets. In addition, the CFTC requires commodity brokers to hold in a secure account the assets of the Fund related to foreign futures contracts trading.

Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make investments traded in foreign markets more volatile than securities traded exclusively in the U.S. The Adviser attempts to manage currency risk by limiting the amount the Fund invests in investments denominated in a particular foreign currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Investing in currencies or investments denominated in a foreign currency entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law.

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Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.

Cybersecurity Risk. The Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cybersecurity breaches affecting the Trust or its service providers may adversely impact the Trust. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Trust to regulatory fines or financial losses, and/or cause reputational damage. The Trust may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments to lose value.

Liquidity Risk. Trading opportunities are more limited for investments that are not widely held. This may make it more difficult to sell or buy an investment at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell an investment, sell other investments to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of investments may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell an investment at a desired time or price. If this happens, the Fund will be required to continue to hold the investment or keep the position open, and the Fund could incur losses.

Futures positions cannot always be liquidated at the desired price. It is difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A market disruption, including a pandemic such as COVID-19, or a foreign government taking political actions that disrupt the market for its currency, its crude oil production or exports, or another major export, can also make it difficult to liquidate a position. Because futures contracts, options and cleared and uncleared swaps, may be illiquid, the Fund’s investments in Oil Futures and Bitcoin Futures may be more difficult to liquidate at favorable prices in periods of illiquid markets and losses may be incurred during the period in which positions are being liquidated. The large size of the positions that the Fund may acquire increases the risk of illiquidity both by making its positions more difficult to liquidate and by potentially increasing losses while trying to do so.

Over-the-counter swap contracts that are not subject to clearing may be even less marketable than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, they are not transferable without the consent of the counterparty. These conditions make such contracts less liquid than standardized futures contracts traded on a commodities exchange and could adversely impact the Fund’s ability to realize the full value of such contracts. In addition, even if collateral is used to reduce counterparty credit risk, sudden changes in the value of over-the-counter swap contracts may leave a party open to financial risk due to a counterparty default since the collateral held may not cover a party’s exposure on the transaction in such situations.

Risks of Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The regulation of derivatives in the United States, the European Union (“EU”) and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. Recent legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in new regulation of derivatives, including clearing, margin reporting, recordkeeping and registration requirements for certain types of derivatives. Because these requirements are new and evolving, and certain of the rules are not yet final, their ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Fund may as a result be unable to execute its investment strategies in a manner that the Adviser might otherwise choose. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.

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Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies could be stayed or eliminated under special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit the Fund from exercising termination rights based on the financial institution’s insolvency. In particular, in the EU, governmental authorities could reduce, eliminate or convert to equity the liabilities to the Fund of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

Funds that enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act are permitted to do so in accordance with Rule 18f-4 under the 1940 Act (“Rule 18f-4” or the “Derivatives Rule”). The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and option contracts. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which a fund obtains leverage. Among other things, Rule 18f-4 prohibits a fund from entering into these derivatives transactions except in accordance with the provisions of the Derivatives Rule. The Derivatives Rule requires, among other things, a fund to adopt and implement a written “derivatives risk management program” and comply with limitations on risks relating to its derivatives transactions. The Derivatives Rule establishes limits on the derivatives transactions that a fund may enter into based on the value-at-risk (“VaR”) of the fund inclusive of derivatives. A fund generally satisfies the limits under the Derivatives Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the fund’s own portfolio absent derivatives holdings, as determined by such fund’s derivatives risk manager (the person or persons appointed by the fund’s board of directors/trustees responsible for administering the derivatives risk management program). This limits test is referred to as the “Relative VaR Test”. In addition, among other requirements, Rule 18f-4 also requires a fund carry out enhanced reporting to the board of directors/trustees, the SEC and the public regarding a fund’s derivatives activities. These requirements apply unless a fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. The Fund complies with the requirements of Rule 18f-4 in its usage of derivatives instruments. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the costs associated with the operation of the Fund, which could adversely affect investors.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement for certain swaps has increased the costs of derivatives transactions for a fund, since a fund has to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives.

The costs of derivatives transactions may increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. Certain aspects of these regulations are still being implemented, so their potential impact on a fund and the financial system are not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the mechanisms imposed under the regulations will achieve that result, and in the meantime, as noted above, central clearing, minimum margin requirements and related requirements expose the Fund to new kinds of risks and costs.

Futures Contracts and Position Limits Risk. Certain futures exchanges have established accountability levels and position limits on the maximum net long or net short futures contracts in commodities that any person or group of persons under common trading control (other than as a hedge, which is not applicable to the investments of the Fund or its Subsidiary) may hold, own or control. These levels and position limits apply to the futures contracts that the Fund or the Subsidiary invests in to meet its investment objective. In addition to accountability levels and position limits, certain futures exchanges also set daily price fluctuation limits on futures contracts. The daily price fluctuation limit established the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once that daily price fluctuation limit has been reached in a particular futures contract, no trades may be made at a price beyond that limit.

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Interest Rate Risk. Rising interest rates may adversely affect the price of the securities held by the Fund. During periods of declining interest rates, the market price of debt securities generally rises, and the market price of equity securities that pay significant dividends or other income to holders may be similarly affected. Conversely, during periods of rising interest rates, the market price of such debt securities generally declines with the market price of equity securities that pay significant dividends or other income again similarly affected. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of issuers to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of such issuers.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Leverage Risk. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

Prepayment and Call Risk. Debt securities, especially debt securities that are subject to “calls,” are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as the Fund, may be required to reinvest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons. Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity. Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security’s issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

Non-U.S. Investment Risk. The Fund may invest in Oil Futures and Bitcoin Investments traded on non-U.S. exchanges or enter into over-the-counter transactions with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present greater risk to the extent that they are not subject to the same degree of regulation as their U.S. counterparts. Because certain of the Fund’s underlying investments trade in markets that are closed when the market in which the Fund’s shares are listed for trading is open, there may be changes between the investment’s last quote from the closed foreign market and the value of the investment during the Fund’s domestic trading day. This may result in differences between the market price of the Fund’s shares and the underlying value of the Fund’s shares.

Foreign markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Fund’s assets are uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

European Related Risk. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the shares.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

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The United Kingdom has withdrawn from the EU, and one or more other countries may withdraw from the EU and/or abandon the euro, the common currency of the EU. Among other things, a member state's decision to leave the EU could result in increased volatility and illiquidity in the European and broader global economies. In addition, uncertainty regarding any member state's exit from the EU may lead to instability in the foreign exchange markets, including volatility in the value of the euro. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Securities markets of Eastern European countries typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets. Eastern European economies also may be particularly susceptible to disruption in the international credit market due to their reliance on bank related inflows of capital.

Foreign Securities Risk. Investing in foreign companies involves certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than is applicable to U.S. exchanges, brokers and listed companies. In addition, dividend and interest income from foreign securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. The U.S. and governments of other countries may renegotiate some or all of its global trade relationships and may impose or threaten to impose significant import tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in U.S. and global investment markets.

Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization, expropriation or confiscation of assets and property, would be heightened. In addition, unanticipated political or social developments may affect the values of the Fund’s investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets.

Emerging market countries may have less government regulation and generally do not impose the same accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, the ability of the Adviser to evaluate companies located in emerging markets, or their potential impact on the Fund’s performance could be inhibited. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions, and other government.

Lending of Portfolio Securities. The Fund may lend portfolio securities constituting up to 33 1/3% of its total assets (as permitted by the 1940 Act) to unaffiliated broker-dealers, banks, or other recognized institutional borrowers of securities, provided that the borrower at all times maintains with the Fund cash, U.S. Government securities, or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income (to be retained by the Fund) from a borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may invest any cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

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The primary risk in securities lending is a default by the borrower during a sharp rise in the price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

The Fund has not commenced operations, and as such does not have any securities lending activity to report as of the date of this SAI.

Short Selling Risk. A short sale by the Fund involves borrowing investments from a lender which are then sold in the open market. At a future date, the investments are repurchased by the Fund and returned to the lender. While the investments are borrowed, the proceeds from the sale are deposited with the lender and the Fund pays interest to the lender. If the value of the investments declines between the time that the Fund borrows the investments and the time it repurchases and returns the investments to the lender, the Fund makes a profit on the difference (less any interest the Fund is required to pay the lender). Short selling involves risk. There is no assurance that investments will decline in value during the period of the short sale and make a profit for the Fund. Investments sold short may instead appreciate in value creating a loss for the Fund. The Fund also may experience difficulties repurchasing and returning the borrowed investments if a liquid market for the securities does not exist. The lender may also recall borrowed investments at any time. The lender from whom the Fund has borrowed securities may go bankrupt and the Fund may lose the collateral it has deposited with the lender. The Fund will adhere to controls and limits that are intended to offset these risks by short selling only liquid securities and by limiting the amount of exposure for short sales.

Non-Diversified Status. The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. Because the Fund is “non-diversified” under the 1940 Act, it is subject only to certain U.S. federal tax diversification requirements. Pursuant to such requirements, the Fund must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), the securities of two or more issuers (other than securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar or related trades or businesses, or the securities of certain publicly traded partnerships.

Risks Associated with Crude Oil. The demand for crude oil correlates closely with general economic growth rates. The occurrence of recessions or other periods of low or negative economic growth will typically have a direct adverse impact on crude oil demand and, therefore, may have an adverse impact on crude oil prices. Other factors that affect general economic conditions in the world or in a major region, such as changes in population growth rates, periods of civil unrest, military conflicts, war (such as the Russia-Ukraine war), pandemics (e.g., the COVID-19 pandemic), government austerity programs, trade wars between nations, or currency exchange rate fluctuations, can also impact the demand for crude oil. Sovereign debt downgrades, defaults, inability to access debt markets due to credit or legal constraints, liquidity crises, the breakup or restructuring of fiscal, monetary, or political systems such as the European Union, and other events or conditions that impair the functioning of financial markets and institutions also may adversely impact the demand for crude oil. The supply of and demand for crude oil may also be impacted by changes in interest rates, inflation, and other local or regional market conditions, as well as by the development of alternative energy sources.

Risks Associated with Crude Oil Demand-Related Factors. Other factors that may affect the demand for crude oil and therefore its price, include technological improvements in energy efficiency; seasonal weather patterns, which affect the demand for crude oil associated with heating and cooling; increased competitiveness of alternative energy sources that have so far generally not been competitive with oil without the benefit of government subsidies or mandates; and changes in technology or consumer preferences that alter fuel choices, such as toward alternative fueled vehicles or electric transportation and broad-based changes in personal income levels.

Risks Associated with Crude Oil Supply-Related Factors. Crude oil prices also vary depending on a number of factors affecting supply, including geopolitical risk associated with wars (such as the Russia-Ukraine war), terrorist attacks and tensions between countries, including sanctions imposed as a result of the foregoing, or trade wars, any of which can adversely affect crude oil trade flows by limiting or disrupting trade between countries or regions. World oil supply levels can also be affected by other factors that reduce available supplies, such as natural disasters, disruptions in competitors’ operations, or unexpected unavailability of distribution channels. Technological change can also alter the relative costs for companies in the crude oil industry to find, produce, and transport crude oil, which in turn may affect the supply of and demand for crude oil. For example, increased supply from the development of new oil supply sources and technologies to enhance recovery from existing sources tends to reduce crude oil prices to the extent such supply increases are not offset by commensurate growth in demand. Similarly, increases in industry refining or petrochemical manufacturing capacity may impact the supply of crude oil.

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RIC Qualification Risk. The Fund intends to elect to be treated as a RIC under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to qualify each year as a RIC for U.S. federal income tax purposes. To qualify as a RIC for U.S. federal income tax purposes, the Fund must meet certain source-of-income, asset-diversification, and minimum distributions requirements. If the Fund fails to qualify as a RIC, it could significantly reduce the amounts available for distribution from the Fund.

Change of Tax Law Risks. Tax laws are subject to change. Any changes in tax laws could impact an investor’s return from the Fund, the ability of the Fund to qualify as a RIC, or the ability of the Fund to meet its investment objective.

Temporary Defensive Strategies. Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies. For temporary defensive purposes during adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, such as U.S. Government obligations, investment grade debt securities and other money market instruments. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

Listing Standards Risk. The Fund is required by the Listing Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Listing Exchange. Compliance with these listing standards may compel the Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit the Fund’s profit or require the Fund to incur a loss, and as a result, the Fund’s performance could be impacted.

MANAGEMENT

Board Responsibilities

The business of the Trust and each of its series is overseen by the Board in accordance with the Trust’s Declaration of Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Fund. The day-to-day business of the Fund, including the day-to-day management of risk, is performed by the service providers of the Fund such as the Adviser, the Distributor, and the administrator. The Board is responsible for overseeing the Fund’s service providers and, therefore, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks such as events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Trust or the Fund. The Board’s role in risk management oversight begins prior to the launch of a new series of the Trust, when the Board is first presented with information concerning the investment objective, strategies, and risks of a fund, and information about the fund’s adviser and/or sub-adviser, including investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board oversees the risk management of the fund, in part, by requesting and reviewing periodic reports from the Trust’s Chief Compliance Officer and the fund’s independent registered public accounting firm, and communicating with the fund’s service providers. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee of the Board, oversee efforts by management and service providers to manage the risks to which the Fund may be exposed.

Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the Fund’s service providers employ a variety of processes, procedures, and controls to identify risks relevant to the operations of the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business and, consequently, for managing the risks associated with that activity.

The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Fund and Subsidiary by the Adviser, and the Board receives information about those services at its meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Advisory Agreement and Subsidiary Advisory Agreement with the Adviser, the Board receives detailed information from the Adviser. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s and Subsidiary’s investment restrictions and compliance with various policies and procedures of the Trust and with applicable securities regulations. The Board also reviews information about the Fund’s performance history and investments.

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The Trust’s Chief Compliance Officer meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation, and other matters. Annually, the Fund’s independent registered public accounting firm reviews its audit of the financial statements of the Fund with the Audit Committee, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports that the Board receives, and the Board’s discussions with the service providers to the Trust, the Board may not be made aware of all the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management, but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s, including with respect to priorities, allocation of resources, and effectiveness. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust

Set forth below is the name, date of birth, position with the Trust, term of office, principal occupations and other directorships for a minimum of the last five years of each person currently serving as a member of the Board or as an executive officer of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

The Board is currently comprised of seven Trustees, five of whom are “Independent Trustees” (as described below). The Chairman of the Board, John P. Love, and Mr. Stuart P. Crumbaugh are “interested persons” of the Trust, as that term is defined under Section 2(a)(19) of the 1940 Act, because of their affiliation with the Adviser. They are referred to herein as “Interested Trustees.” The Chairman’s role is to preside at all meetings of the Board and to act as liaison between the Trustees and the Adviser, counsel, and other service providers generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time.

Ms. Robyn L. Alexander and Messrs. Thomas E. Gard, Jeremy Henderson, John D. Schwartz and H. Abram Wilson, and their immediate family members, have no affiliation or business connection with the Adviser or the Distributor or any of their affiliated persons and do not own any stock or other securities issued by the Adviser or the Distributor. These Trustees are not interested persons of the Trust and are referred to herein as “Independent Trustees.” Mr. Henderson serves as the lead Independent Trustee. The lead Independent Trustee’s role is to preside at all meetings of the Independent Trustees and to act as liaison between the Independent Trustees and the Adviser, counsel, and other service providers generally between meetings. The lead Independent Trustee may also perform such other functions as may be delegated by the Board from time to time.

The Board has two standing committees, an Audit Committee and a Nominating Committee, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The chair for each Committee is responsible for running the Committee meetings, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of such Committee as set forth in its Board-approved charter.

The Board has determined that the foregoing leadership structure is appropriate given the specific characteristics and circumstances of the Trust and the Fund. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a majority of the Board, the assets under management of the Trust, the number of portfolios overseen by the Board, and the total number of Trustees on the Board.

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Independent Trustees

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Robyn L. Alexander Year of Birth: 1969	Independent Trustee	Since 2024	Head of Transactions, Revantage (a Blackstone Company) from 2018 to present.	8	None

Thomas E. Gard Year of Birth: 1959	Independent Trustee	Since 2015	Partner of Armanino LLP from 1995 to 2019. Mr. Gard has been retired from 2019 to present.	8	None

Jeremy Henderson Year of Birth: 1956	Independent Trustee	Since 2014	Chief Operating Officer, North Island LLC (an investment firm) from 2017 to present.	8	None

John D. Schwartz Year of Birth: 1968	Independent Trustee	Since 2014	President of Sam Clar Office Furniture from 1996 to present.	8	None

H. Abram Wilson Year of Birth: 1946	Independent Trustee	Since 2014	Mr. Wilson has been retired from 2011 to present.	8	None

Interested Trustees and Officers of the Trust

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Stuart P. Crumbaugh(3) Year of Birth: 1963	Chief Financial Officer (Principal Accounting and Principal Financial Officer), Treasurer and Trustee	CFO and Treasurer since May 2015; Secretary from May 2015 to October 2016; Independent Trustee of USCF ETF Trust from inception to February 2015 and Interested Trustee since February 2015	Chief Financial Officer of Marygold since December 2017; Treasurer and a member of the Board of Directors of Marygold & Co. since November 2019; Chief Financial Officer (Principal Accounting Officer), Treasurer and Secretary of USCF Advisers and United States Commodity Funds LLC (“USCF”) since June 2015 and May 2015, respectively; Treasurer and member of the Board of Directors of Marygold & Co. (UK) Limited, a subsidiary of Marygold from August 2021.	8	Director, USCF, 2015 to present.
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Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
John P. Love(3) Year of Birth: 1971	President (Principal Executive Officer), Trustee and Chairman of the Board	Since 2015	Chief Executive Officer and President of USCF since June 2015 and Management Director of USCF since October 2016 and Chairman of the Board of Directors of USCF since 2019; Senior Portfolio Manager of USCF from March 2010 to June 2015; Portfolio Manager of USCF from April 2006 to March 2010; President of USCF Advisers since June 2015 and serves on Board of Managers of USCF Advisers since November 2016.	8	Director, USCF, 2016 to present.

Andrew F Ngim Year of Birth: 1960	Vice President, and Portfolio Manager	Vice President from December 2016 to present. Trustee from 2014 to February 2015 and May 2015 to September 2023; Secretary from October 2016 to May 2018	Co-founded USCF in 2005 and served as a Management Director from May 2005 to April 2023 and has served as Chief Operating Officer since August 2016; Portfolio Manager for the United States Commodity Index Funds Trust since January 2013; Treasurer of USCF from June 2005 to February 2012; Assistant Secretary and Assistant Treasurer of USCF Advisers since June 2013; Prior to and concurrent with his services to USCF, from January 1999 to January 2013, Mr. Ngim served as Managing Director for Ameristock Corporation which he co-founded in March 1995 and was Co-Portfolio Manager of Ameristock Mutual Fund, Inc. from January 2000 to January 2013; Portfolio Manager for USCF ETF Trust since 2014.	N/A	Management Director of USCF from May 2005 to April 2023.
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Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Kenneth Kalina Year of Birth: 1959	Chief Compliance Officer and AML Officer	Chief Compliance Officer and AML Officer since 2022	Employee of USCF since November 2025; Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (June 2017 to October 2025); Chief Compliance Officer, Henderson Global Funds (December 2005 to June 2017).	N/A	N/A

Daphne G. Frydman Year of Birth: 1974	Chief Legal Officer and Secretary	Chief Legal Officer since May 2018; Secretary since 2021	General Counsel of USCF and USCF Advisers since May 2018; Director of Compliance of USCF since May 2022; Deputy General Counsel of USCF from May 2016 to April 2018; Assistant Secretary from October 2016 to May 2018; Partner at Sutherland Asbill & Brennan LLP from January 2011 to April 2016; and counsel and associate at the same from 2009 to 2010 and from 2001 to 2008, respectively.	N/A	N/A

(1)	The address of each Trustee and officer, unless otherwise noted, is c/o USCF ETF Trust, 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596.
(2)	The Trustees and Officers serve until their successors are duly elected and qualified.
(3)	Messrs. Crumbaugh and Love are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with the Adviser.

Description of Standing Board Committees

Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation, and oversight of the Trust’s independent auditors, including the resolution of disagreements regarding financial reporting between Trust management and such independent auditors.

The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Fund’s financial statements and the independent auditors thereof; (iii) oversee or, as appropriate, assist Board oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting, and independent audits; (iv) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence, and performance of the Trust’s independent auditors; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Board has adopted a written charter for the Audit Committee. Each of the Independent Trustees serves on the Trust’s Audit Committee. Mr. Henderson is the chairperson of the Audit Committee. During the fiscal year ended June 30, 2025, the Audit Committee met five (5) times.

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Nominating Committee. The Nominating Committee has been established to: (i) assist the Board in matters involving fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust, the Adviser, or the Distributor (as the term “interested persons” is defined in the 1940 Act); and (iii) advise the Board on ways to improve its effectiveness. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Prospectus and should be directed to the attention of the USCF ETF Trust Nominating Committee. The following Independent Trustees serve on the Trust’s Nominating Committee: Ms. Alexander and Messrs. Gard, Wilson, and Schwartz. During the fiscal year ended June 30, 2025, the Nominating Committee met one (1) time.

Individual Trustee Qualifications

The Trust has concluded that the Trustees should serve on the Board because of their collective ability to review and understand information about the Trust and the Fund, to identify and request information that they deem relevant to the performance of their duties, to question management and service providers regarding the operation and administration of the Trust and the Fund, and to exercise their business judgment in a manner that serves the best interest of the Fund’s shareholders.

The Trust has also concluded that the Trustees should serve on the Board based on their individual experiences, qualifications, attributes, and skills. In concluding that Robyn L. Alexander should serve as a Trustee, the Board considered her extensive experience as an executive in commercial real estate and senior corporate management roles. In concluding that Thomas E. Gard should serve as a Trustee, the Board considered his extensive accounting background, including the fact that he served as the partner-in-charge of Armanino LLP’s audit department for over 10 years. In concluding that Jeremy Henderson should serve as a Trustee, the Board considered his extensive business background, including the fact that he served as a managing director at Societe Generale for 16 years. In concluding that John D. Schwartz should serve as Trustee, the Board considered his extensive business background and the number of years for which he has served in a senior executive position. In concluding that H. Abram Wilson should serve as Trustee, the Board considered his past experience as a banker and federal funds trader and his role in serving on San Ramon’s finance committee. In concluding that John P. Love should serve as a Trustee, the Board considered his extensive background in the fund industry and the number of years for which he has served in senior executive positions of the Adviser and its affiliate. In concluding that Stuart P. Crumbaugh should serve as a Trustee, the Board considered his background in accounting and finance, as well as his experience as an Independent Trustee of the Trust.

Trustees’ Ownership of Fund Shares

As of the date of this SAI, the Trustees owned the following amounts of securities in the Fund, and in all funds in the same family of investment companies as the Fund:

Name of Person, Position	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range Of Equity Securities In All Funds Overseen by the Trustee in Family of Investment Companies
Independent Trustees
Robyn L. Alexander	None	None
Thomas E. Gard	None	None
Jeremy Henderson	None	None
John D. Schwartz	None	None
H. Abram Wilson	None	None
Interested Trustees
Stuart P. Crumbaugh	None	$10,001–$50,000
John P. Love	None	Over $100,000

Board Compensation

Currently, each Independent Trustee receives annual compensation based on a formula that takes into account a number of factors, including the number of funds in the Trust, and that also takes into account the Trustee’s attendance at Board meetings. The Chair of the Audit Committee receives an annual retainer of $500 at the beginning of the Trust’s fiscal year on July 1. In addition, the Independent Trustees are reimbursed for all reasonable travel expenses relating to their attendance at the Board Meetings. Trustee fees are paid by the Adviser as part of its unitary fee arrangement with the Fund.

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The table below details the amount of compensation the Trustees received from the Adviser for service on the Board during the fiscal year ended June 30, 2025. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex Paid to Trustees
Independent Trustees
Robyn L. Alexander*	$55,123	$55,123
Thomas E. Gard	$56,667	$56,667
Jeremy Henderson	$57,667	$57,667
John D. Schwartz	$56,667	$56,667
H. Abram Wilson	$56,667	$56,667
Interested Trustees
Stuart P. Crumbaugh	$0	$0
John P. Love*	$0	$0

*Ms. Alexander and Mr. Love began serving as Trustees, effective September 10, 2024.

Code of Ethics

The Trust, the Adviser, and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES

The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, a summary of which is included in Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting records.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX during the most recent 12-month period ended June 30 and file it with the SEC no later than August 31 of each year. The Fund’s Form N-PX filing will be available at no charge upon request by calling 1-866-909-9473. It will also be available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. A shareholder who controls the Fund may be able to control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

The Fund is newly formed and did not have any shares outstanding as of the date of this SAI.

PORTFOLIO TURNOVER

Changes may be made in the Fund’s portfolio consistent with the investment objective and corresponding investment policies of the Fund when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio holdings for the fiscal year by (2) the monthly average of the value of portfolio holdings owned during the fiscal year. A 100% turnover rate would occur if all the holdings in the Fund’s portfolio holdings, with the exception of holdings whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

The Fund has not commenced operations as of the date of this SAI, so it does not have portfolio turnover rates to report.

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MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section of the Fund’s Prospectus entitled “Management.”

Adviser

The Adviser serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Trust pursuant to the investment advisory agreement between the Trust and the Adviser (the “Advisory Agreement”). The Adviser also serves as investment adviser to the Subsidiary and has overall responsibility for the management of the Subsidiary pursuant to an investment advisory agreement between the Subsidiary and the Adviser (the “Subsidiary Advisory Agreement” and together with the Advisory Agreement, the “Advisory Agreements”).

Under the Advisory Agreements, the Adviser, subject to the supervision of the Board, provides an investment program for the Fund and the Subsidiary. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund and Subsidiary. The Adviser is responsible for the retention of sub-advisers to manage the investment of the Fund’s and/or Subsidiary’s assets in conformity with their respective investment policies if the Adviser does not provide these services directly. The Fund does not currently intend to retain a sub-adviser. The Adviser also arranges for the provision of distribution, transfer agency, custody, administration, and all other services necessary for the Fund and Subsidiary to operate.

In addition to providing advisory services, the Adviser also: (i) supervises all non-advisory operations of the Fund and Subsidiary; (ii) provides personnel to perform such executive, administrative, and clerical services as are reasonably necessary to provide effective administration of the Fund and the Subsidiary; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of the Trust’s registration statement, and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Fund’s and Subsidiary’s records; and (v) provides office space and all necessary office equipment and services.

The Advisory Agreements will continue in effect for an initial two year period, and then from year to year thereafter with respect to the Fund and Subsidiary provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the Independent Trustees of the Board, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreements will terminate automatically if “assigned” (as defined in the 1940 Act). The Advisory Agreements are also terminable at any time without penalty by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Trust.

Advisory Fees

The Fund is newly formed and has not paid any advisory fees as of the date of this SAI. Pursuant to the Advisory Agreement, the Fund will pay the Adviser an annual unitary management fee based upon the Fund’s average daily net assets at the rate of 0.89%. In connection with the annual unitary management fee, the Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; acquired fund fees and expenses; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The Subsidiary does not pay a separate advisory fee to the Adviser.

The Adviser has contractually agreed to permanently waive any management fees received in connection with the Fund’s investment in any affiliated fund. The agreement may be amended or terminated only by agreement of the Board and the Adviser, and will terminate automatically if the advisory agreement between the Adviser and the Fund is terminated. Amounts waived are not subject to recoupment by the Adviser.

Portfolio Managers

The persons primarily responsible for the day-to-day management of the Fund are Andrew F Ngim, Darius Coby and Seth Lancaster.

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The following table provides information about the other accounts for which the portfolio managers are primarily responsible. The reporting information is provided as of September 30, 2025:

	Andrew F Ngim	Darius Coby	Seth Lancaster
Registered Investment Companies
Number of Accounts	4	3	4
Total Assets (in millions)	$257	7.05	257
Number of Accounts Subject to a Performance Fee	0	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	0	0
Other Pooled Investment Vehicles
Number of Accounts	2	0	0
Total Assets (in millions)	$534	0	0
Number of Accounts Subject to a Performance Fee	0	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	0	0
Other Accounts
Number of Accounts	0	0	0
Total Assets (in millions)	$0	0	0
Number of Accounts Subject to a Performance Fee	0	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	0	0

Material Conflicts Of Interest

Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager may manage portfolios having substantially the same investment style as the Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to that of the Fund due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio manager may purchase or sell securities for one portfolio and not another portfolio, and the performance of securities purchased or sold for one portfolio may vary from the performance of securities purchased or sold for other portfolios.

A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are, or have the potential to be, higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for the portfolio manager does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio manager’s bonus and there is no formula that is applied to weight the factors listed (see “Compensation”). In addition, current trading practices do not allow portfolio managers to intentionally favor one portfolio over another as trades are executed as trade orders are received. Portfolio rebalancing dates also generally vary from portfolio to portfolio.

Compensation

The Adviser compensates its portfolio management personnel through cash remuneration. The cash portion consists of market-based base salary and a year-end discretionary bonus. Base salary is determined by the employee’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. The discretionary cash component is driven by both individual performance and the performance of the firm overall, as measured by assets under management, revenues, and profitability.

Ownership of Securities

As of the date of this SAI, the portfolio managers do not own shares of the Fund.

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OTHER SERVICE PROVIDERS

Administrator, Custodian, and Transfer Agent

Under the Fund Administration and Accounting Agreement (the “Administration Agreement”), The Bank of New York (“BNY”) serves as administrator for the Fund. BNY’s principal address is 240 Greenwich Street, New York, New York 10286. Under the Administration Agreement, BNY provides necessary valuation and computation accounting services, financial reporting services, tax services, fund administration services, and regulatory administration services for the Trust and the Fund.

As the administrator, BNY assists with the overall administration of the Trust and the Fund, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund.

BNY also serves as custodian of the Fund’s and the Subsidiary’s assets. As the custodian, BNY has agreed to (1) make receipts and disbursements of money on behalf of the Fund; (2) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments; and (3) make periodic reports to the Fund concerning the Fund’s operations. BNY does not exercise any supervisory function over the purchase and sale of securities.

BNY also serves as transfer agent and dividend paying agent for the Fund. As the transfer agent, BNY has agreed, among other duties, to (1) issue and redeem shares of the Fund; (2) make dividend and other distributions to shareholders of the Fund; (3) maintain shareholder accounts; (4) maintain certain books and records relating to, among other things, the issuance and redemption of fund shares, dividend records, and year-end tax statements and forms; and (5) make periodic reports to the Fund.

As compensation for the foregoing services, BNY receives certain out of pocket costs and asset-based fees, which are accrued daily and paid monthly by the Adviser.

Distributor

ALPS Distributors, Inc., the Distributor, is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a prospectus to persons purchasing shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

As compensation for the foregoing services, the Distributor receives certain out of pocket costs and asset-based fees, all of which are paid by the Adviser out of its own assets. The Distributor receives no compensation from the Trust.

The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Trust and the Fund. Cohen & Company, Ltd. performs the annual audit of the financial statements of the Fund. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd. reviews the Fund's U.S. federal, state, and excise tax returns; and advises the Fund on matters of accounting and U.S. federal and state income taxation.

Legal Counsel

Dechert LLP, located at 1900 K St, NW, Washington, DC 20006-1110, serves as legal counsel to the Trust and the Fund.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions (which may be affiliates of the Adviser), and the negotiation of brokerage commissions. The Fund may execute brokerage or other agency transactions through registered broker-dealers who receive compensation for their services in conformity with the 1940 Act, the Exchange Act, and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in NASDAQ or over-the-counter securities and securities listed on an exchange) and agency NASDAQ or over-the-counter transactions executed with an electronic communications network or an alternative trading system.

The Fund will give primary consideration to obtaining the most favorable prices and efficient executions of transactions in implementing trading policy. Consistent with this policy, when securities are traded on an exchange, the Fund’s policy will be to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund from obtaining a high quality of brokerage services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon their experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations will be necessarily subjective and imprecise, as in most cases an exact dollar figure appropriate for those services is not ascertainable.

The Adviser does not consider sales of shares by broker-dealers as a factor in the selection of broker-dealers to execute portfolio transactions.

As permitted by Section 28(e) of the Exchange Act, the Adviser may cause the Fund to pay a broker-dealer a commission for effecting a securities transaction for the Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser makes a good faith determination that the broker’s commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s overall responsibilities to the Fund and its other investment advisory clients. The practice of using a portion of the Fund’s commission dollars to pay for brokerage and research services provided to the Adviser is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Research products and services may include, but are not limited to, general economic, political, business, and market information and reviews; industry and company information and reviews; evaluations of securities and recommendations as to the purchase and sale of securities; financial data on a company or companies; performance and risk measuring services and analysis; stock price quotation services; computerized historical financial databases and related software; credit rating services; analysis of corporate responsibility issues; brokerage analysts’ earnings estimates; computerized links to current market data; software dedicated to research; and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics, and governmental representatives. Brokerage products and services assist in the execution, clearance, and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser from its own funds, and not by portfolio commissions paid by the Fund.

Research products and services provided to the Adviser by broker-dealers that effect securities transactions for the Fund may be used by the Adviser in servicing all of its accounts. Accordingly, not all of these services may be used by the Adviser in connection with the Fund. Some of these products and services are also available to the Adviser for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the advisory fees paid to the Adviser for services provided to the Fund.

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Brokerage Commissions Paid

The Fund has not yet commenced operations, and, as a result, has no brokerage commissions to report.

DISCLOSURE OF PORTFOLIO HOLDINGS

Portfolio Disclosure Policy

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Trust, including the Adviser. The Policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund.

The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including the Fund’s website, www.uscfinvestments.com. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Listing Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of the Fund.

The Distributor may make available portfolio holdings information to institutional market participants, including Authorized Participants and other entities that provide information services. This information typically reflects the Fund’s anticipated holdings on the following business day.

The Trust, Adviser, custodian, and Distributor will not disseminate non-public information concerning the Trust or the Fund. Daily access to the Fund’s portfolio holdings is permitted to personnel of the Adviser, the Distributor, the administrator, the custodian and the Trust’s other agents and service providers who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings.

The Fund discloses its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within sixty (60) days of the end of the quarter, and provides that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose the Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Board reviews the implementation of the Policy on a periodic basis.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and a registered investment company. The Trust was organized on November 8, 2013, and has authorized capital of an unlimited number of shares of beneficial interest, par value $0.001, which may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholder meeting if the 1940 Act does not require such a meeting. Generally, annual meetings of Trust shareholders will not be held. Meetings of Shareholders shall be called by the Secretary upon the written request of the holders of no less than 25% of the outstanding shares entitled to vote upon the matter requested. Such request shall state the purpose of such meeting and the matters proposed to be acted upon. Shareholders holding two-thirds of the outstanding shares of the Trust may remove a Trustee from office by votes cast at a meeting of Trust shareholders or by written consent.

All shares of the Trust are freely transferable; provided, however, that shares may not be redeemed individually, but only in Creation Units. The shares will not have preemptive rights or cumulative voting rights, and none of the shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that only shares of a particular series may be entitled to vote on a matter affecting that series. Trust shareholders are entitled to require the Trust to redeem Creation Units if such shareholders are Authorized Participants. The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the Fund.

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The Trust’s Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification by the Trust for all loss and expense of the Fund’s shareholders held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations, and this risk should be considered remote. If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

The Depository Trust Company (“DTC”) acts as securities depository for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, LLC (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows: Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through its website at: www.dtcc.com.

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PURCHASE AND REDEMPTION OF CREATION UNITS

Creation

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor at the NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form. Notwithstanding the foregoing, the Trust may, but is not required to, permit non-standard orders (cash, cash in lieu, custom) until 4:00 p.m. Eastern Time, or until the market close (in the event an exchange closes early).

A “Business Day” is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day; Martin Luther King, Jr. Day; President’s Day (Washington’s Birthday); Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. A Business Day closes at the time of which the Fund calculates its NAV.

Generally, Creation Units of the Fund are issued for cash and calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Unit, plus a transaction fee, as discussed below.

Fund Deposit. The Fund generally accepts only cash for the purchase of a Creation Unit. However, the Fund reserves the right to permit or require full or partial in-kind purchases of Creation Units under certain circumstances. If the Fund permits an in-kind transaction, the consideration for purchase of a Creation Unit consists of Deposit Securities constituting a substantial replication, or a representation, or a non-representative sampling as allowed by the Trust’s Custom Basket Procedures, of the securities included in the Fund’s portfolio and an amount of cash (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from the Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

BNY, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the portfolio manager(s) with a view to the investment objective of the Fund.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, BNY, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Cash Purchase. Due to the nature of the securities held by the Fund, the Fund will generally require the substitution of an amount of cash to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant or the investor for which it is acting (a “cash in lieu” amount).

When, in the sole discretion of the Trust, cash purchases of all or part of a Creation Unit are required, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Fund’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the Authorized Participant must pay the transaction fees required for the Fund.

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Procedures for Creation of Creation Units. To be eligible to place orders for a Creation Unit, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to purchase shares of the Fund directly from the Fund, including non-standard orders, must be placed for one or more Creation Unit-sized aggregations of shares. All orders for Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the Listing Exchange (ordinarily 4:00 p.m. Eastern Time (“Closing Time”)) on the date such order is placed in order for the creation of Creation Unit to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order for purchase or redemption of a Creation Unit is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders for Creation Units of the Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders for Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation or redemption that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders and Redemption Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Deposit Securities or cash in lieu amounts, as applicable, transferred through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through BNY to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order or redemption order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component (or any cash in lieu amount, if applicable) to the Trust, together with such additional information as may be required by the Distributor. An order for Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor no later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Issuance of a Creation Unit. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component, and cash in lieu amounts, as applicable, have been completed. The delivery of Creation Units generally will occur no later than the prescribed settlement date. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the normal settlement cycle in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

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Acceptance of Orders for Creation Units. The Trust reserves the right to reject a creation order transmitted to it by the Distributor with respect to the Fund for reasons including, but not limited to, (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Listing Exchange for that date by BNY, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor, and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, BNY, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. To compensate the Fund for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a creation transaction fee of $50.00. The Fund reserves the right to waive the transaction fee, if it is in the best interest of the Fund.

The Fund may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and the Fund through BNY and only on a Business Day. The Fund will not redeem shares in amounts less than the size of a Creation Unit. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, BNY, through the NSCC, makes available immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the designated portfolio of securities (“Fund Securities”) per each Creation Unit that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to creations of Creation Units.

The Fund will generally provide cash in exchange for a Creation Unit. When in-kind redemptions are allowed, the redemption proceeds for a Creation Unit generally consist of Fund Securities, cash equivalents of Fund Securities, and cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (including cash equivalents of Fund Securities) (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee.” In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Cash Redemptions. Due to the nature of the securities held by the Fund, the Fund will generally permit or require full or partial cash redemptions of Creation Units of the Fund. Such redemptions will be effected in essentially the same manner as in-kind redemptions. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

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Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by BNY not later than 4:00 p.m., Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the prescribed settlement date.

Additional Redemption Procedures. Deliveries of redemption proceeds generally will be made by the prescribed settlement date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than the normal settlement cycle. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholders will be required to receive redemption proceeds in cash. Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Listing Exchange is closed or are otherwise not business days for the Fund, shareholders may not be able to redeem their shares, or to purchase or sell shares on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a redemption transaction fee of $50.00. The Fund reserves the right to waive the transaction fee, if it is in the best interest of the Fund.

The Fund may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

Required Early Acceptance Of Orders. Because the securities held by the Fund may trade in foreign markets, notwithstanding the foregoing, as described in the Participant Agreement and/or the applicable order form, the Fund may require orders to be placed prior to the Transmittal Date in order to receive the Transmittal Date’s NAV. The cut-off time to receive the Transmittal Date’s NAV will not precede the calculation of the NAV of the Fund’s shares on the prior Business Day. Orders to purchase shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed may not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day, as described in the Participant Agreement and the applicable order form.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are effecting transactions in shares of the Fund, whether or not participating in the distribution of such shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to an ordinary secondary market transaction), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied if the Fund’s prospectus is made available upon request at the national securities exchange on which the shares of such fund trade. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to other transactions.

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DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value.”

For the Fund, the NAV per share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined as of the close of the regular trading session on the Listing Exchange (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In computing the Fund’s NAV, the Fund’s portfolio securities are valued based on market quotations. When market quotations are not readily available for a portfolio security, the Fund must use such security’s fair value as determined in good faith in accordance with the Trust’s Fair Value Pricing Procedures, which are approved by the Board. Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Pursuant to Rule 2a-5, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, designated the Adviser to perform fair value determinations and act as “valuation designee.” As valuation designee, the Adviser must (i) periodically assess and manage valuation risks; (ii) establish and apply fair value methodologies; (iii) test fair value methodologies; (iv) oversee and evaluate independent pricing services; (v) provide the Board with the reporting required under Rule 2a-5; and (vi) maintain records as required under Rule 31a-4 under the 1940 Act.

The value of the Fund’s portfolio securities is based on such securities’ closing price on local markets when available. If a portfolio security’s market price is not readily available or does not otherwise accurately reflect the fair value of such security, the portfolio security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of the Fund’s portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. In addition, the Fund may fair value foreign equity portfolio securities each day the Fund calculates its NAV. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security is materially different than the value that could be realized upon the sale of such security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

DIVIDENDS AND DISTRIBUTIONS

General Policies

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends and Distributions.”

Dividends from net investment income are declared and paid at least annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for U.S. federal income tax purposes for certain shareholders.

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Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to satisfy the Annual Distribution Requirement (as defined below) and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

TAXATION

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of Fund shares. It is based upon the Code, the Treasury Regulations promulgated thereunder, judicial authorities, and administrative rulings, published guidance and practices as in effect as of the date of this SAI, all of which are subject to change (possibly with retroactive effect), including the following information which also supplements and should be read in conjunction with the section in the Prospectus entitled “Tax Information.”

This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting the Trust or Fund shareholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular shareholders in light of their individual investment circumstances or to some types of shareholders subject to special tax rules, such as financial institutions; broker dealers; insurance companies; tax-exempt organizations; partnerships and pass-through entities; persons holding shares in connection with a hedging, straddle, conversion, or other integrated transaction; non-U.S. shareholders (as defined below) engaged in a trade or business in the United States and who hold shares in connection with such business (determined under applicable U.S. federal income tax laws); or persons who have ceased to be U.S. citizens or to be taxed as resident aliens or individual non-U.S. shareholders present in the United States for 183 days or more during a taxable year. This discussion also does not address any aspects of U.S. estate or gift tax or foreign, state, or local tax considerations. This discussion assumes that shareholders hold their shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein.

For purposes of this discussion, a “U.S. Shareholder” generally is a beneficial owner of Fund shares who is for U.S. federal income tax purposes:

•	An individual who is a citizen or resident of the United States;
•	A corporation or other entity treated as a corporation, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	A trust if either (i) a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all its substantial decisions, or (ii) if the trust was in existence on August 20, 1996, it was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. Shareholder” generally is a beneficial owner of Fund shares who is neither a U.S. Shareholder nor a partnership (or an entity or arrangement classified as a partnership for U.S. federal income tax purposes). Non-U.S. Shareholders that hold Fund shares as part of a U.S. trade or business should consult their own tax advisor as to the tax consequences of holding and disposing of Fund shares.

If a partnership, or other entity or arrangement treated as a partnership, for U.S. federal income tax purposes, holds Fund shares, the U.S. federal income tax treatment of the partnership and each partner generally depends on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership (and any partner in such partnership) considering an investment in Fund shares should consult its own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership, and disposition of shares by the partnership.

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Tax matters are very complicated and the tax consequences to an investor of an investment in shares will depend on the facts of his, her, or its particular situation. The Trust encourages investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal income, estate and gift tax laws, state, local, and foreign tax law, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Tax Treatment of the Fund Election to be Taxed as a RIC. The Fund intends to elect to be treated and qualify annually thereafter as a RIC under subchapter M of the Code.

Taxation as a RIC.

If the Fund:

•	qualifies as a RIC; and
•	satisfies the Annual Distribution Requirement (defined below), then the Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it timely distributes (or is deemed to distribute) to shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to shareholders.

To qualify as a RIC, the Fund must, among other things:

•	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to the business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP,” hereinafter the “90% Gross Income Test;” and
•	diversify its holdings so that, at the end of each quarter of each taxable year:
o	at least 50% of the value of total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs, and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the RIC’s total assets and not more than 10% of the outstanding voting securities of such issuer, and
o	not more than 25% of the value of total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs, hereinafter the “Diversification Tests.”

As a RIC, the Fund generally is not subject to U.S. federal income tax on investment company taxable income and net capital gains timely distributed to shareholders in any taxable year, if the Fund distributes an amount equal to at least the sum of (i) 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net realized short-term capital gains over net realized long-term capital losses, and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) 90% of its net tax-exempt interest income (which is the excess of gross tax-exempt interest income over certain disallowed deductions), or the “Annual Distribution Requirement.” The Fund intends to distribute annually all or substantially all of such income. Generally, if the Fund fails to meet this Annual Distribution Requirement for any taxable year, the Fund will fail to qualify as a RIC for such taxable year. To the extent the Fund meets the Annual Distribution Requirement for a taxable year, but retains net capital gains for investment or any investment company taxable income, the Fund will be subject to U.S. federal income tax on such retained capital gains and investment company taxable income. The Fund may choose to retain net capital gains for investment or any investment company taxable income and pay the associated U.S. federal corporate income tax. Capital loss carryforwards of the Fund generally can be carried forward indefinitely. The amounts that are available to be carried forward to offset future capital gains are determined under the Code and the applicable Treasury Regulations.

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U.S. Federal Excise Tax. The Fund will be subject to a nondeductible 4% U.S. federal excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year an amount equal to at least the sum of 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gain net income for the twelve months ended October 31 of such year, and (iii) any previously undistributed ordinary income or capital gain net income that the Fund recognized in preceding years, but were not distributed during such years, and on which the Fund did not pay any U.S. federal income tax. The Fund intends to make distributions necessary to avoid the 4% U.S. federal excise tax.

Failure to Maintain RIC Status. If the Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to U.S. federal income tax imposed at corporate rates on all of its taxable income derived in that year, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions by the Fund to their shareholders generally will be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits and possibly eligible for (i) in the case of a non-corporate Fund shareholder, treatment as a qualifying dividend (as discussed below) taxable at the same maximum tax rates applicable to long-term capital gains or (ii) in the case of a corporate Fund shareholder, a dividends-received deduction.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain. If the Fund fails to qualify as a RIC for a period greater than two taxable years, in order to qualify as a RIC in a subsequent year the Fund may be subject to U.S. federal income tax imposed at corporate rates on any net built-in gains with respect to certain of the Fund assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) that the Fund elects to recognize on requalification or when recognized over the next five years.

Recognition of Income Prior to Receiving Cash. With respect to some or all of its investments, the Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if the Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include as interest income a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may not be able to deduct a loss on a disposition of a portfolio security. Further, if the Fund invests in Bitcoin through a pooled investment vehicle, there may be certain circumstances in which the Fund may recognize and be required to distribute income without a corresponding receipt of cash (for example in the event of changes to the underlying code of Bitcoin, which may result in the creation of new, separate digital assets, commonly called a “fork”, or upon the receipt of mining or staking rewards). The Fund may be allocated distributable gains from certain underlying funds that are passthrough entities for federal income tax purposes without a corresponding receipt of cash. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Foreign Investments and Taxes. Investment income and gains received by the Fund from foreign investments may be subject to foreign withholding and other taxes, which could decrease the Fund’s return on those investments. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. If more than 50% of the Fund’s assets at year-end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

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Tax Information about Investments in Commodities and the Subsidiary

Income from commodities is generally not qualifying income for purposes of the 90% Gross Income Test. Consistent with this general statement, the IRS issued a revenue ruling indicating that certain direct investments in commodity-linked derivatives would not produce qualifying income for purposes of the 90% Gross Income Test. The IRS subsequently issued a revenue ruling and several private letter rulings in which it concluded that certain commodity-linked notes and other commodity-linked derivatives qualifying as securities and certain investments in foreign subsidiaries holding commodity-linked derivatives would produce qualifying income for purposes of the 90% Gross Income Test.

As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in a Subsidiary. The Fund expects that its Subsidiary will be treated as a controlled foreign corporation or “CFC,” and that the Fund will be required to include the income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or 10% or more of the total value of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, it will be required to include such distribution in its investment company taxable income regardless of whether it receives any actual distributions from such CFC, and it must distribute such income to satisfy the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

Treasury regulations provide that the income inclusion from a CFC will be treated as qualifying income for purposes of the 90% Gross Income Test only if the (1) CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income or (2) the income inclusion derived with respect to a RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the 90% Gross Income Test. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. No assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not qualifying income. If, as a result of any such adverse action, the income of the Fund from the Subsidiary is treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level at regular corporate tax rates with no deduction for any distributions paid to shareholders. Should the IRS issue guidance (which could be applied to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy or cause the Fund to fail to qualify as a RIC.

It is expected that all of the Subsidiary’s income will be “subpart F income.” The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund and such loss may not be carried forward to offset profit, if any, realized by the Subsidiary in future years.

A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities under certain circumstances without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were deemed not to be of the type described in the safe harbor, then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, foreign corporations, such as the Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands, where the Subsidiary is a resident for U.S. federal income tax purposes, that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.

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In addition, to maintain its qualification as a RIC, the Fund intends to limit its investment in its Subsidiary so that it does not constitute more than 25% of its total assets as of the end of any quarter. The Fund also intends to limit its investments in other commodity-linked derivatives in an effort to maintain its qualification as a RIC.

Derivatives. The Fund’s transactions in derivatives are subject to special provisions of the Code that, among other things, (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Annual Distribution Requirement and to eliminate its liability for corporate-level U.S. federal income tax and the 4% U.S. federal excise tax (described above).

The Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year any net unrealized gains and losses on certain futures contracts and option contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss if held directly by the Fund but if held by the Subsidiary as is expected such gains will be recognized as ordinary income by the Fund to the extent of the Subsidiary’s annual net earnings if any. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts or certain option contracts to the extent of any unrecognized gains on related positions held by the Fund.

PFIC Investments. The Fund may purchase shares in a foreign corporation treated as a “passive foreign investment company” (or “PFIC”) for U.S. federal income tax purposes. As a result, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. This additional tax and interest may apply even if the Fund makes a distribution in an amount equal to any “excess distribution” or gain from the disposition of such shares as a taxable dividend by it to its shareholders.

In lieu of the increased income tax and deferred tax interest charges on excess distributions on and dispositions of a PFIC’s shares, the Fund can elect to treat the underlying PFIC as a “qualified electing fund,” provided that the PFIC agrees to provide the Fund with adequate information regarding its annual results and other aspects of its operations. With a “qualified electing fund” election in place, the Fund must include in its income each year its share (whether distributed or not) of the ordinary earnings and net capital gain of a PFIC.

In the alternative, the Fund can elect, under certain conditions, to mark-to-market at the end of each taxable year its PFIC shares. The Fund would recognize as ordinary income any increase in the value of the PFIC shares and as an ordinary loss (up to any prior income resulting from the mark-to-market election) any decrease in the value of the PFIC shares.

With a “mark-to-market” or “qualified electing fund” election in place on a PFIC, the Fund might be required to recognize in a year income in excess of its actual distributions on and proceeds from dispositions of the PFIC’s shares. Nonetheless, the Fund would be required to timely distribute such income to shareholders in order to satisfy the Annual Distribution Requirement and to eliminate its liability for corporate-level U.S. federal income tax and the 4% U.S. federal excise tax (described above).

Income inclusions from a qualified electing fund will be “good income” for purposes of the 90% Gross Income Test provided that they are derived in connection with the Fund’s business of investing in stocks and securities or the qualified electing fund distributes such income to the Fund in the same taxable year to which the income is included in the Fund’s income.

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses, or other items denominated in a foreign currency and the time the Fund actually collects or pays such items are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Special or Uncertain Tax Consequences. The Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions (such as the “wash sale” rules), causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur or altering the characterization of certain complex financial transactions. The Fund will monitor its investment activities for any adverse effects that may result from these special tax rules.

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The Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the treatment of swaps and other derivatives and income from foreign currency transactions is unclear for purposes of determining the Fund’s status as a RIC. If a final determination on the tax treatment of the Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio, or take other action in order to comply with the final determination.

Capital Loss Carryforwards. For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

Post-October Losses. In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Fund generally may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

Tax Treatment of U.S. Shareholders Fund Distributions. In general, Fund distributions are subject to U.S. federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Fund shares. However, any Fund distribution declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by the Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of the Fund’s investment company taxable income (i.e., net investment income and net short-term capital gains) are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses properly reported by the Fund as “capital gain dividends” are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of the Fund shareholder’s holding period in the Fund’s shares.

“Qualified dividend income” received by an individual is taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a PFIC. In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

In general, dividends of net investment income received by corporate shareholders of the Fund may qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for 45 days or less (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

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Distributions in excess of earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

Any distributions reinvested in additional shares will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted tax basis in the additional shares equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are acquired by the U.S. shareholder.

The Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Fund pays income tax on the retained long-term capital gain, and the Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, the Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the adjusted tax basis of the Fund shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 20%. In addition, Fund distributions of qualifying dividend income to non-corporate Fund shareholders may qualify for taxation at long-term capital gain rates.

Investors considering buying Fund shares just prior to a distribution should be aware that, although the price of the Fund’s shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales of Fund Shares. A U.S. shareholder generally will recognize gain or loss on the sale, exchange or other taxable disposition of Fund shares in an amount equal to the difference between the amount realized on the disposition of the shares and the U.S. shareholder’s adjusted tax basis in the shares. Generally, gain recognized by a U.S. shareholder on the disposition of Fund shares will result in capital gain or loss to a U.S. shareholder and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss recognized by a U.S. shareholder upon the disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. shareholder. A loss recognized by a U.S. shareholder on a disposition of Fund shares will be disallowed as a deduction if the U.S. shareholder acquires additional Fund shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In this case, the adjusted tax basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) is required to report adjusted cost basis information for covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Issuance and Redemption of Creation Units. With respect to in kind transactions, on an issue of shares as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Fund shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate adjusted tax basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). With respect to in kind transactions, on a redemption of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s adjusted tax basis in the redeemed Fund shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Units cannot be deducted currently.

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In general, any capital gain or loss recognized upon the issue or redemption of Fund shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Fund shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

Foreign Tax Credits. The Fund may be subject to foreign income taxes and may be able to elect to pass-along such credit to its shareholders. If this election is available and the Fund elects such treatment, the amount of such credit will be treated as an additional distribution by the Fund and, subject to various limitations of the Code, its shareholders will be entitled to claim a foreign tax credit to offset their tax liability. Please consult your tax advisor regarding whether you will be able to use such credit against your tax liability.

Medicare Tax. In addition, if applicable to a shareholder, a 3.8% Medicare tax will be imposed on net investment income. Please consult your tax advisor regarding this tax.

Back-Up Withholding. The Fund may be required to report backup withhold from all distributions to any U.S. shareholder of the Fund (1) who fails to furnish the Fund with a correct U.S. taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies the Fund that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The taxpayer identification number of an individual who is a U.S. Shareholder generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Tax Shelter Reporting Regulations. If the Fund shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual Fund shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the Fund shareholder must file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules.

Special Issues for Non-U.S. Shareholders

In general. Non-U.S. Shareholders who do not hold Fund shares as part of a U.S. trade or business generally will be subject to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty) on distributions of the Fund’s ordinary income unless an exception applies. Subject to the discussion regarding backup withholding and FATCA, defined below, no withholding is generally required with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent the Fund properly reports such distributions as “interest-related dividends” or “short-term capital gain dividends” and certain other requirements were satisfied. The Fund anticipates that a portion of distributions will be eligible for this exception from withholding; however, the Fund cannot determine what portion of distributions (if any) will be eligible for this exception until after the end of their taxable year. No certainty can be provided that any distributions will be reported as eligible for this exception.

Under current law, a Non-U.S. Shareholder who does not hold Fund shares as part of U.S. trade or business generally is not subject to U.S. federal income tax on gain realized on a sale or exchange of Fund shares unless (i) in the case of an individual Non-U.S. Shareholder, such shareholder is physically present in the U.S. for at least 183 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the Non-U.S. Shareholder held such Fund shares and the five-year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding corporation” and the Non-U.S. Shareholder actually or constructively held more than 5% of the Fund shares of the same class. In the case of a disposition described in clause (ii) of the preceding sentence, the gain generally would be taxed in the same manner as for a domestic Fund shareholder and in certain cases will be collected through withholding at the applicable rate. The Trust does not anticipate that the Fund will be a U.S. real property holding corporation.

Non-U.S. Shareholders should provide the Fund or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E or an acceptable substitute or successor form for establishing that it is a Non-U.S. Shareholder and establishing an exemption from backup withholding. To claim a credit or refund for any Fund-level U.S. federal income taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding or to claim a benefit under an applicable tax treaty, a Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and may be required to file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisor.

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Non-U.S. Shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a U.S. trade or business or avoiding withholding tax will be treated as having received such distributions. Non-U.S. Shareholders should consult their tax advisers regarding the application of these rules.

Foreign Account Tax Compliance Act. Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs (i) enter into an agreement with the U.S. Department of the Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the IRS to provide such information and are in compliance with the terms of such IGA and any implementing legislation or regulation. The types of income subject to the tax include U.S.-source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends, the U.S. Department of the Treasury has indicated its intent to eliminate this requirement in proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of the Fund shareholder and the status of the intermediaries through which they hold their shares, Fund shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, the Fund shareholder might be eligible for refunds or credits of such taxes.

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its investment objective. The Listing Exchange has no obligation or liability in connection with the administration, marketing, or trading of the Fund.

Shareholder inquiries may be made by writing to the Trust, c/o USCF Advisers LLC, 1850 Mt. Diablo Blvd, Suite 640, Walnut Creek, CA 94596.

FINANCIAL STATEMENTS

The Fund has not yet commenced investment operations and, therefore, has not produced financial statements. Once available, you can obtain a copy of the Fund’s Annual or Semi-Annual Report without charge by calling the Fund at 1-800-920-0259 or by visiting www.uscfinvestments.com.

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APPENDIX A
USCF ADVISERS LLC
PROXY VOTING GUIDELINES

General Introduction

USCF Advisers LLC (“the Adviser” or “USCF”) has adopted the following policies and procedures (the “Proxy Guidelines”), as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, to ensure that proxies on securities held by its investment advisory clients are voted in the best interests of such clients. These Proxy Guidelines apply to the USCF ETF Trust (“Trust”) which is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) for which the Adviser serves as an “investment adviser” (as defined in Section 2(a) (20) of the 1940 Act), provided that the Board of Trustees (“Trustees”) of the Trust has delegated to the Adviser the authority to vote proxies on securities held by any series of the Trust (individually a “Fund” and collectively the “Funds”) and provided that the Adviser has not otherwise delegated such authority to a sub-adviser to vote proxies on behalf of a Fund.

When the Adviser votes proxies for a Fund, it acts as the Fund agent and is subject to a fiduciary duty to vote proxies in a manner that the Adviser believes is consistent with the best interests of the Fund that owns the related security.

Proxy Voting Policy and Arrangements with Proxy Voting Vendor

USCF recognizes the growing view that sustainability or environmental, social, and corporate governance (ESG) factors could present material risks to portfolio investments. USCF has determined that it is in the best interests of shareholders to vote proxies in accordance with these principles. As a result, USCF has contracted with Institutional Investor Services (“ISS” or “proxy vendor”), an independent third-party proxy vendor, to provide vote recommendations according to proxy voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. On matters of ESG import, ISS’ Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights to a set of pre-determined proxy voting policy guidelines.

It is USCF’s policy to follow and vote proxies in accordance with the recommendations of the ISS International and United States Sustainability Proxy Voting Guidelines (“ISS Guidelines”). A copy of the ISS Guidelines can be found at www.issgovernance.com. USCF has also contracted with ISS not only to act as agent for the proxy voting process but also to maintain records on its proxy voting on behalf of the Funds.

There may be occasional circumstances in which USCF exercises its voting discretion to deviate from the proxy vendor’s recommendation. USCF’s action in these cases is described in the Conflicts of Interest section of these Proxy Guidelines.

Proxy Voting Oversight

The Adviser’s Chief Compliance Officer (“CCO”), the Operations Manager, and one or more Portfolio Managers (the “Group”) are responsible for the general oversight of the proxy voting process. As a result, the Group, either individually or collectively, will perform the following tasks in satisfying this responsibility:

•	Review annually, and revise as necessary, these Proxy Guidelines.
•	Review annually the ISS Guidelines to determine that they continue to be consistent with the Proxy Guidelines and reasonably designed to be in the best interests of the Trust; and
•	Annually review a sample of proxy votes taken to determine whether those votes were consistent with these Proxy Guidelines, including any votes where USCF determined it had a material conflict of interest.

The CCO shall coordinate a meeting, at least annually, to discuss the aforementioned with the Group.

A-1

Initial and Periodic Due Diligence of Proxy Vendors

When considering whether to retain or continue retaining USCF’s proxy vendor to provide voting recommendations, the CCO will conduct due diligence of the proxy vendor and will consider factors such as the following:

•	The proxy vendor’s capacity and competency to adequately analyze the matters for which the investment adviser is responsible for voting.
•	The adequacy and quality of the proxy vendor’s personnel, processes, and technology.
•	The adequacy of the proxy vendor’s process for seeking timely input from issuers and proxy vendor clients with respect to proxy voting policies, methodologies, and peer group constructions, including for “say-on-pay” votes.
•	The proxy vendor’s engagement with issuers, including the firm’s process for ensuring that it has complete and accurate information about the issuer and each particular matter, and the firm’s process, if any, for investment advisers to access the issuer’s views about the firm’s voting recommendations in a timely and efficient manner.
•	The adequacy of the proxy vendor’s disclosures regarding its sources of information and methodologies for formulating voting recommendations and, in making such recommendations, whether it uses any third party information.
•	The proxy vendor’s consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote.
•	The proxy vendor’s policies and procedures for identifying and addressing conflicts of interest.
•	Whether the proxy vendor updates the Adviser regarding business changes that may affect the proxy vendor’s capacity and competency to provide independent proxy voting advice or carry out voting instructions.
•	Whether the proxy vendor appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis, including in response to feedback from issuers and their shareholders; and
•	The proxy voting vendor’s policies and procedures for implementing an investment adviser’s proxy voting instructions if any to keep confidential Frontier’s non-public information, including USCF’s intention to proxy votes.

At least annually, the CCO will provide the Group with a report on the results of the review and a recommendation whether to retain the proxy vendor.

Conflicts of Interest

Because of the limited scope of the business of the Adviser, it does not expect conflicts between the interests of the Adviser and those of the Funds with respect to voting proxies to arise frequently. However, if proxies are being solicited with respect to an issuer that currently or periodically does any business with the Adviser or its affiliates (including, for example, as a broker executing transactions for the Adviser’s clients, or as a customer of an affiliate of the Adviser) or any other potential conflict of interest, the proxy shall be referred to the CCO before it is voted.

If the CCO determines that a material conflict exists, the CCO will consult with the Operations Manager, and one or more Portfolio Managers responsible for the general oversight of the proxy voting process. The Group will decide to vote the proxy by: (a) following the recommendations of the proxy vendor; or (b) by voting the proxy by not taking into consideration the relationship that gave rise to the conflict and voting the proxy in the best interest of the Fund.

A-2

Recordkeeping

USCF will maintain in an easily accessible place for a period of six years, the first two years in an easily accessible place, all records relating to proxy voting. These records include the following:

•	A copy of the proxy voting policy.
•	A copy of each proxy statement received on behalf of the Funds.
•	A record of each vote cast on behalf of the Funds.
•	A copy of all documents created by USCF’s personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
•	A copy of each written request by an investor for information on how USCF voted proxies, as well as a copy of any written response.

USCF reserves the right to maintain certain proxy records with the proxy vendor or any other entity in accordance with all applicable regulations.

Amended: December 1, 2022

A-3

PART C
OTHER INFORMATION
USCF ETF TRUST

Item 28. Exhibits

(a)	(1)	Amended and Restated Certificate of Trust of USCF ETF Trust(2)

(2)	Amended and Restated Declaration of Trust of USCF ETF Trust(2)
(b)	Bylaws of USCF ETF Trust(11)
(c)	See Article 4, Article 8, Section 9.3, and Section 10.3 of USCF ETF Trust’s Amended and Restated Declaration of Trust, dated June 16, 2014, filed as Exhibit (a)(2) to Pre-Effective Amendment No. 1 to the Registration Statement filed on June 27, 2014
(d)	(1)	Investment Advisory Agreement by and between USCF ETF Trust and USCF Advisers LLC, dated as of April 10, 2018(15)

(2)	Investment Advisory Agreement by and between USCF Cayman Commodity 2 and USCF Advisers LLC, dated as of April 18, 2018(4)
(3)	Sub-Advisory Agreement by and between USCF Advisers LLC and SummerHaven Investment Management, LLC, dated as of May 29, 2020, on behalf of the USCF Cayman Commodity 2(7)
(4)	Sub-Advisory Agreement by and between USCF Advisers LLC and Miller/Howard Investments, Inc., dated as of February 18, 2021(11)
(5)	Investment Advisory Agreement by and between USCF Cayman Commodity 4 and USCF Advisers LLC, dated as of June 1, 2021(10)
(6)	Sub-Advisory Agreement by and between USCF Advisers LLC and SummerHaven Investment Management, LLC, dated as of September 20, 2021, on behalf of USCF Gold Strategy Plus Income Fund(10)
(7)	Sub-Advisory Agreement by and between USCF Advisers LLC and SummerHaven Investment Management, LLC, dated as of September 20, 2021, on behalf of USCF Cayman Commodity 4(10)
(8)	Investment Advisory Agreement by and between USCF Cayman Commodity 5 and USCF Advisers LLC, dated as of September 1, 2022(12)
(9)	Investment Advisory Agreement by and between USCF Cayman Commodity 3 and USCF Advisers LLC, dated as of February 1, 2023(13)
(10)	Investment Advisory Agreement by and between USCF Cayman Commodity 7 and USCF Advisers LLC, dated as of March 21, 2023(14)
(11)	Investment Advisory Agreement by and between USCF Cayman Commodity 10 and USCF Advisers LLC(18)
(12)	Amendment to Investment Advisory Agreement by and between USCF ETF Trust and USCF Advisers LLC, dated as of September 18, 2025(18)
(e)	(1)	Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of April 16, 2018(5)

(2)	Amendment No. 1 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of April 25, 2018(7)

(3)	Amendment No. 2 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of October 1, 2018(7)
(4)	Amendment No. 3 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of December 10, 2018(6)
(5)	Amendment No. 4 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of May 6, 2020(7)
(6)	Amendment No. 5 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of February 18, 2021(9)
(7)	Amendment No. 6 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of May 6, 2021(9)
(8)	Amendment No. 7 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of February 22, 2022(11)
(9)	Amendment No. 8 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of May 27, 2022(11)
(10)	Amendment No. 9 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of August 3, 2022(11)
(11)	Amendment No. 10 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of December 1, 2022(12)
(12)	Amendment No. 11 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of May 15, 2023(14)
(13)	Amendment No. 12 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of September 21, 2023(15)
(14)	Amendment No. 16 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of September 18, 2025(18)
(f)	Not Applicable

(g)	(1)	Custody Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and USCF Cayman Commodity 2, dated March 26, 2020(7)

(2)	Foreign Custody Manager Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and USCF Cayman Commodity 2, dated March 26, 2020(7)
(3)	Amendment to Custody Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated May 18, 2022(11)
(4)	Amendment to Custody Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated September 15, 2023(15)
(5)	Amendment to Foreign Custody Manager Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated September 15, 2023(15)
(6)	Amendment to Custody Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated August 18, 2025(18)

(7)	Amendment to Foreign Custody Manager Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated August 18, 2025(18)
(8)	Amendment to Custody Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated November 24, 2025(1)
(9)	Amendment to Foreign Custody Manager Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated November 24, 2025(1)

(h)	(1)	Services and Licensing Agreement by and between USCF Advisers LLC and SummerHaven Index Management, LLC, dated as of April 20, 2018(4)

(2)	Fund Administration and Accounting Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and USCF Cayman Commodity 2, dated March 26, 2020(7)
(3)	Transfer Agency and Service Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series, dated March 26, 2020(7)
(4)	Management Fee Waiver Letter Agreement by and between USCF Advisers LLC and USCF ETF Trust on behalf of USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund, USCF Sustainable Battery Metals Strategy Fund and USCF Sustainable Commodity Strategy Fund dated September 18, 2025(18)
(5)	Management Fee Waiver Letter Agreement by and between USCF Advisers LLC and USCF ETF Trust on behalf of USCF Midstream Energy Income Fund, dated September 18, 2025(18)
(6)	Fee Waiver Agreement by and between USCF Advisers, LLC and Miller/Howard Investments, Inc. on behalf of USCF Midstream Energy Income Fund, dated September 18, 2025(18)
(7)	Amendment to Fund Administration and Accounting Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated October 24, 2022(12)
(8)	Amendment to Fund Administration and Accounting Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated September 15, 2023(15)
(9)	Amendment to Transfer Agency and Service Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated September 15, 2023(15)
(10)	Amendment to Fund Administration and Accounting Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated August 18, 2025(18)
(11)	Amendment to Transfer Agency and Service Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated August 18, 2025(18)
(12)	Amendment to Fund Administration and Accounting Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated November 24, 2025(1)
(13)	Amendment to Transfer Agency and Service Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated November 24, 2025(1)

(i)	(1)	Opinion of Legal Counsel(2)

(2)	Consent of Dechert LLP(1)
(j)	Consent of Independent Registered Public Accounting Firm(1)
(k)	Not Applicable
(l)	Form of Initial Capital Agreement(2)
(m)	Not Applicable
(n)	Not Applicable
(o)	Reserved
(p)	(1)	Code of Ethics of USCF ETF Trust and USCF Advisers LLC(2)

(2)	Code of Ethics of ALPS Distributors, Inc.(2)
(3)	Code of Ethics of Miller/Howard Investments, Inc.(8)
(4)	Code of Ethics of SummerHaven Investment Management, LLC(8)
(q)	(1)	Power of Attorney (for all Trustees except Robyn L. Alexander)(3)

(2)	Power of Attorney (for Robyn L. Alexander)(17)
(1)	Filed herewith.
(2)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on June 27, 2014.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement filed on October 21, 2016.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on April 24, 2018.
(5)	Incorporated herein by reference to Post-Effective Amendment No. 54 to the Registration Statement filed on October 29, 2018.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 69 to the Registration Statement filed on October 28, 2019.
(7)	Incorporated herein by reference to Post-effective Amendment No. 93 to the Registration Statement filed on October 27, 2020.
(8)	Incorporated herein by reference to Post-Effective Amendment No. 105 to the Registration Statement filed on March 17, 2021.
(9)	Incorporated herein by reference to Post-Effective Amendment No. 117 to the Registration Statement filed on October 26, 2021.
(10)	Incorporated herein by reference to Post-Effective Amendment No. 119 to the Registration Statement filed on October 27, 2021.
(11)	Incorporated herein by reference to Post-Effective Amendment No. 136 to the Registration Statement filed on October 27, 2022.

(12)	Incorporated herein by reference to Post-Effective Amendment No. 143 to the Registration Statement filed on January 3, 2023.
(13)	Incorporated herein by reference to Post-Effective Amendment No. 155 to the Registration Statement filed on April 24, 2023.
(14)	Incorporated herein by reference to Post-Effective Amendment No. 165 to the Registration Statement filed on July 31, 2023.
(15)	Incorporated herein by reference to Post-Effective Amendment No. 170 to the Registration Statement filed on September 26, 2023.
(16)	Incorporated herein by reference to Post-Effective Amendment No. 173 to the Registration Statement filed on October 27, 2023.
(17)	Incorporated herein by reference to Post-Effective Amendment No. 188 to the Registration Statement filed on September 27, 2024.
(18)	Incorporated herein by reference to Post-Effective Amendment No. 220 to the Registration Statement filed on October 28, 2025.

Item 29. Persons Controlled By or Under Common Control with Registrant

The Registrant wholly-owns and controls the following Cayman Islands subsidiaries: USCF Cayman Commodity 2, wholly-owned subsidiary of USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund; USCF Cayman Commodity 3, wholly-owned subsidiary of USCF Energy Commodity Strategy Absolute Return Fund; USCF Cayman Commodity 4, wholly-owned subsidiary of USCF Gold Strategy Plus Income Fund; USCF Cayman Commodity 5, wholly-owned subsidiary of USCF Sustainable Battery Metals Strategy Fund; and USCF Cayman Commodity 7, wholly-owned subsidiary of USCF Sustainable Commodity Strategy Fund and USCF Cayman Commodity 10, wholly-owned subsidiary of USCF Oil Plus Bitcoin Strategy Fund. Reference is made to the captions “Principal Investment Strategies of the Fund” and “Management of the Subsidiary” in each Fund’s Prospectus.

Item 30. Indemnification

Reference is made to Article 9 of the Registrant’s Amended and Restated Declaration of Trust, which is incorporated herein by reference. The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee.

The Registrant (also referred to as the “Trust” or “USCF ETF Trust”) is organized as a Delaware statutory trust and is operated pursuant to an Amended and Restated Declaration of Trust that permits the Registrant to indemnify every person who is, or has been, a trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”). Each Covered Person is indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been such a director, trustee, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification is provided to a Covered Person:

(a)	For any liability to the Trust or its shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office;
(b)	With respect to any matter as to which the Covered Person has been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

(c)	In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) above) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or position by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5 of the Amended and Restated Declaration of Trust) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

The rights of indemnification under the Amended and Restated Declaration of Trust may be insured against by policies maintained by the Trust are severable; will not affect any other rights to which any Covered Person is entitled; will continue as to a person who has ceased to be a Covered Person; and will inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Amended and Restated Declaration of Trust will affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Amended and Restated Declaration of Trust will be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Amended and Restated Declaration of Trust, provided that either:

(a)	Such undertaking is secured by a surety bond or some other appropriate security or the Trust is insured against losses arising out of any such advances; or
(b)	A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion determines, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Amended and Restated Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Adviser

Reference is made to the caption “Management” in the Prospectuses included in this Registration Statement.

USCF Advisers LLC

USCF Advisers LLC is located at 1850 Mt. Diablo Blvd., Suite 640 Walnut Creek, CA 94596. The information as to the directors and officers of USCF Advisers LLC is set forth in USCF Advisers LLC’s Form ADV filed with the SEC (File No. 801-79985), as amended through the date hereof, and is incorporated herein by reference.

SummerHaven Investment Management, LLC

SummerHaven Investment Management, LLC is located at 1286 East Main Street, Fourth Floor, Stamford, CT 06902. The information as to the directors and officers of SummerHaven Investment Management, LLC is set forth in SummerHaven Investment Management, LLC’s Form ADV filed with the SEC (File No. 801-111663), and amended through the date hereof, and is incorporated herein by reference.

Miller/Howard Investments, Inc.

Miller/Howard Investments, Inc., is located at The Fuller Building, 45 Pine Grove Ave, Suite 301, Kingston, NY 12401. The information as to the directors and officers of Miller/Howard Investments, Inc., is set forth in Miller/Howard Investments, Inc.’s Form ADV filed with the SEC (File No. 801-28170), and amended through the date hereof, and is incorporated herein by reference.

Item 32. Principal Underwriters

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies:

1290 Funds

1WS Credit Income Fund

Aberdeen Income Credit Strategies Fund

abrdn ETFs

abrdn Funds

abrdn Global Premier Properties Fund

abrdn Income Credit Strategies Fund

Accordant ODCE Index Fund

Alpha Alternative Assets Fund

ALPS Series Trust

Alternative Credit Income Fund

Apollo Diversified Credit Fund

Apollo Diversified Real Estate Fund

AQR Funds

Axonic Alternative Income Fund

Axonic Funds

BBH Trust

Bluerock High Income Institutional Credit Fund

Bluerock Total Income+ Real Estate Fund

Bridge Builder Trust

Cambria ETF Trust

CION Ares Diversified Credit Fund

CION Grosvenor Infrastructure Fund

Columbia ETF Trust

Columbia ETF Trust I

Columbia ETF Trust II

Columbia Seligman Premium Technology Growth Fund, Inc.

CRM Mutual Fund Trust

DBX ETF Trust

Diameter Dynamic Credit Fund

Eagle Point Defensive Income Trust

Eagle Point Enhanced Income Trust

EA Series Trust (Cambria Series)

ETF Series Solutions (Vident Series)

Financial Investors Trust

Firsthand Funds

FS Credit Income Fund

FS Credit Opportunities Corp.

FS MVP Private Markets Fund

Gemcorp Commodities Alternative Products Fund

Goehring & Rozencwajg Investment Funds

Goldman Sachs ETF Trust

Goldman Sachs ETF Trust II

Graniteshares ETF Trust

Hartford Funds Exchange-Traded Trust

Heartland Group, Inc.

Investment Managers Series Trust II (AXS-Advised Funds)

Investment Managers Series Trust II (Alternative Access-Advised Fund)

Janus Detroit Street Trust

Lattice Strategies Trust

Litman Gregory Funds Trust

Longleaf Partners Funds Trust

Manager Directed Portfolios (Spyglass Growth Fund)

Meridian Fund, Inc.

Natixis ETF Trust

Natixis ETF Trust II

New York Life Investments Active ETF Trust

New York Life Investments ETF Trust

Opportunistic Credit Interval Fund

PRIMECAP Odyssey Funds

Principal Exchange-Traded Funds

RiverNorth Funds

RiverNorth Opportunities Fund, Inc.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

RiverNorth Opportunistic Municipal Income Fund, Inc.

RiverNorth Managed Duration Municipal Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund, Inc.

RiverNorth Capital and Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund II, Inc.

RiverNorth Managed Duration Municipal Income Fund II, Inc.

SPDR Dow Jones Industrial Average ETF Trust

SPDR S&P 500 ETF Trust

SPDR S&P MidCap 400 ETF Trust

Sphinx Opportunity Fund II

Sprott Funds Trust

The Arbitrage Funds

Themes ETF Trust

Tidal Trust II (Cambria Series)

Thornburg ETF Trust

Thrivent ETF Trust

Trust for Professional Managers (PT Asset Management Series)

USCF ETF Trust

USVC Venture Capital Access Fund

Valkyrie ETF Trust II

Wasatch Funds

Wilmington Funds

X-Square Balanced Fund

X-Square Series Trust

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:
Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell **	Vice President & Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None
Hilary Quinn	Vice President	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

** The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.

*** The principal business address for Mr. White is 4 Times Square, New York, NY 10036.

^ The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105.

^^ The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095.

(c):
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation
ALPS Distributors, Inc.	0	0	0	0

Item 33. Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at:

USCF Advisers LLC
1850 Mt. Diablo Blvd., Suite 640
Walnut Creek, CA 94596

The Bank of New York
240 Greenwich Street
New York, New York 10286

ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

SummerHaven Investment Management, LLC
1286 East Main Street, 4th Floor
Stamford, CT 06902

Miller/Howard Investments, Inc.
The Fuller Building
45 Pine Grove Ave, Suite 301
Kingston, NY 12401

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended,  the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 225 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Walnut Creek of the State of California on this 1st day of December, 2025.

USCF ETF TRUST

By:	/s/ John P. Love
John P. Love
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Stuart P. Crumbaugh	Chief Financial Officer (Principal Accounting and	December 1, 2025
Stuart P. Crumbaugh	Principal Financial Officer), Treasurer, Secretary, and Trustee

/s/ John P. Love	President, Principal Executive Officer, Chairman, and Trustee	December 1, 2025
John P. Love

*	Independent Trustee	December 1, 2025
H. Abram Wilson

*	Independent Trustee	December 1, 2025
Thomas E. Gard

*	Independent Trustee	December 1, 2025
Jeremy Henderson

*	Independent Trustee	December 1, 2025
John D. Schwartz

*	Independent Trustee	December 1, 2025
Robyn L. Alexander

*By:	/s/ John P. Love
John P. Love
Attorney in Fact
(pursuant to Power of Attorney dated October 13, 2016 for all Trustees other than Robyn L. Alexander and Power of Attorney dated September 12, 2024 for Robyn L. Alexander)

EXHIBIT INDEX

(g)(8)	Amendment to Custody Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated November 24, 2025
(g)(9)	Amendment to Foreign Custody Manager Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated November 24, 2025
(h)(12)	Amendment to Fund Administration and Accounting Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated November 24, 2025
(h)(13)	Amendment to Transfer Agency and Service Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated November 24, 2025
(i)(2)	Consent of Dechert LLP
(j)	Consent of Independent Registered Public Accounting Firm